                            STANDARD PROVISIONS INDENTURE

                                    by and between

                        CRSM MORTGAGE SECURITIES TRUST NO. ___

                                         and

                                        BANK

                             Dated as of _________ , 1998










CRSM Mortgage Securities Collateralized Bonds Series No. 1
                            ____% CLASS 1-A and CLASS 1-R


                                  TABLE OF CONTENTS

ARTICLE ONE:  DEFINITIONS                                                           1
       Section 1.01. DEFINITIONS.                                                   1

ARTICLE TWO:  BOND FORM                                                            26
       Section 2.01. FORMS GENERALLY.                                              26
       Section 2.02. FORM OF BOND.                                                 27

ARTICLE THREE: THE BONDS                                                           27
       Section 3.01. AMOUNT UNLIMITED; BONDS ISSUABLE IN SERIES AND
                     CLASSES; CERTAIN RELATED PROVISIONS.                          27
       Section 3.02. DENOMINATIONS.                                                31
       Section 3.03. EXECUTION, AUTHENTICATION, DELIVERY AND DATING.               31
       Section 3.04. TEMPORARY BONDS.                                              31
       Section 3.05. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.          32
       Section 3.06. MUTILATED, DESTROYED, LOST OR STOLEN BONDS.                   35
       Section 3.07. PAYMENT OF PRINCIPAL AND INTEREST; PRINCIPAL AND
                     INTEREST RIGHTS PRESERVED.                                    36
       Section 3.08. PERSONS DEEMED OWNERS.                                        38
       Section 3.09. CANCELLATION.                                                 39
       Section 3.10. LIMITED RIGHT TO SUBSTITUTE COLLATERAL                        39

ARTICLE FOUR: AUTHENTICATION AND DELIVERY OF BONDS                                 42
       Section 4.01. GENERAL PROVISIONS.                                           42
       Section 4.02. SECURITY FOR BONDS.                                           48

ARTICLE FIVE: SATISFACTION AND DISCHARGE                                           54
       Section 5.01. SATISFACTION AND DISCHARGE OF INDENTURE.                      54
       Section 5.02. APPLICATION OF TRUST MONEY.                                   55

ARTICLE SIX:                                                                       55
       Section 6.01. EVENTS OF DEFAULT.                                            55
       Section 6.02. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.           57
       Section 6.03. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT
                     BY TRUSTEE.                                                   58
       Section 6.04. REMEDIES.                                                     60
       Section 6.06. TRUSTEE MAY FILE PROOFS OF CLAIM.                             61
       Section 6.07. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF
                     BONDS.                                                        62
       Section 6.08. APPLICATION OF MONEY COLLECTED.                               63
       Section 6.09. LIMITATION ON SUITS.                                          64
       Section 6.10. UNCONDITIONAL RIGHTS OF BONDHOLDERS TO RECEIVE
                     PRINCIPAL AND INTEREST.                                       65
       Section 6.11. RESTORATION OF RIGHTS AND REMEDIES.                           65
       Section 6.12. RIGHTS AND REMEDIES CUMULATIVE.                               65
       Section 6.13. DELAY OR OMISSION NOT WAIVER.                                 65
       Section 6.14. CONTROL BY BONDHOLDERS.                                       66
       Section 6.15. WAIVER OF PAST DEFAULTS.                                      66
       Section 6.16. UNDERTAKING FOR COSTS.                                        67
       Section 6.17. WAIVER OF STAY OR EXTENSION LAWS.                             67
       Section 6.18. SALE OF TRUST ESTATE.                                         67
       Section 6.19. ACTION ON BONDS.                                              68

ARTICLE SEVEN: THE TRUSTEE                                                         68
       Section 7.01. CERTAIN DUTIES AND RESPONSIBILITIES.                          69
       Section 7.02. NOTICE OF DEFAULT.                                            70


       Section 7.03. CERTAIN RIGHTS OF TRUSTEE.                                    71
       Section 7.05. MAY HOLD BONDS.                                               73
       Section 7.06. MONEY HELD IN TRUST.                                          74
       Section 7.07. COMPENSATION AND REIMBURSEMENT.                               74
       Section 7.08. DISQUALIFICATION; CONFLICTING INTERESTS.                      75
       Section 7.09. Corporate Trustee Required; Eligibility.                      81
       Section 7.10. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.            81
       Section 7.11. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.                       83
       Section 7.12  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
                     BUSINESS OF TRUSTEE.                                          84
       Section 7.13. PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUER.             84
       Section 7.14. CO-TRUSTEES AND SEPARATE TRUSTEES.                            84

ARTICLE EIGHT: BONDHOLDERS' LISTS AND REPORTS
                                BY TRUSTEE AND ISSUER                              86
       Section 8.01. ISSUER TO FURNISH TRUSTEE NAMES AND ADDRESSES OF
                     BONDHOLDERS.                                                  86
       Section 8.02. PRESERVATION OF INFORMATION; COMMUNICATION TO
                     BONDHOLDERS.                                                  86
       Section 8.03. REPORTS BY TRUSTEE.                                           88
       Section 8.04. REPORTS BY ISSUER.                                            89

ARTICLE NINE: COVENANTS OF ISSUER                                                  90
       Section 9.01. PAYMENT OF PRINCIPAL AND INTEREST.                            90
       Section 9.02. MAINTENANCE OF OFFICE OR AGENCY.                              91
       Section 9.03. MONEY FOR BOND PAYMENTS TO BE HELD IN TRUST.                  91
       Section 9.04. CORPORATE EXISTENCE.                                          93
       Section 9.05. TRUST EXISTENCE                                               93
       Section 9.06. PROTECTION OF TRUST ESTATE.                                   94
       Section 9.07. OPINIONS AS TO TRUST ESTATE.                                  94
       Section 9.08. PERFORMANCE OF OBLIGATIONS;
                     BACK-UP SERVICING AGREEMENT.                                  95
       Section 9.09. NEGATIVE COVENANTS.                                           96
       Section 9.10. ISSUER MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.          97
       Section 9.11. SUCCESSOR SUBSTITUTED.                                        98
       Section 9.12. STATEMENT AS TO COMPLIANCE.                                   98
       Section 9.13. NOTIFICATION OF RATING AGENCIES.                              99

ARTICLE TEN: SUPPLEMENTAL INDENTURES                                               99
       Section 10.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF
                      BONDHOLDERS.                                                 99
       Section 10.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF
                      BONDHOLDERS.                                                101
       Section 10.03. EXECUTION OF SUPPLEMENTAL INDENTURES                        103
       Section 10.04. EFFECT OF SUPPLEMENTAL INDENTURE.                           103
       Section 10.05. CONFORMITY WITH TRUST INDENTURE ACT.                        103
       Section 10.06. REFERENCE IN BONDS TO SUPPLEMENTAL INDENTURES.              103

ARTICLE ELEVEN: REDEMPTION OF BONDS                                               103
       Section 11.01. REDEMPTION AT THE OPTION OF THE ISSUER; ELECTION TO
                      REDEEM.                                                     104
       Section 11.02. SPECIAL REDEMPTION.                                         104
       Section 11.03. REDEMPTION AT THE OPTION OF BONDHOLDERS.                    105
       Section 11.04. NOTICE TO TRUSTEE                                           105
       Section 11.05. NOTICE OF REDEMPTION OR SPECIAL REDEMPTION BY THE
                      ISSUER.                                                     105
       Section 11.06. DEPOSIT OF REDEMPTION PRICE OR SPECIAL REDEMPTION
                      PRICE.                                                      106
       Section 11.07. BONDS PAYABLE ON REDEMPTION DATE OR SPECIAL
                      REDEMPTION DATE.                                            106

ARTICLE TWELVE: ACCOUNTS, ACCOUNTING AND RELEASES                                 107
       Section 12.01. COLLECTION OF MONEY.                                        107
       Section 12.02. SUPPLEMENTAL DEBT SERVICE FUND.                             108


       Section 12.03. BUY-DOWN FUND.                                              110
       Section 12.04. OVERCOLLATERALIZATION FUND.                                 112
       Section 12.05. OTHER FUNDS.                                                114
       Section 12.06. RESERVE FUND.                                               116
       Section 12.07. COLLECTION ACCOUNT.                                         117
       Section 12.08. SUPPLEMENTAL CUSTODIAL RESERVE FUND.                        118
       Section 12.09. PREPAYMENT RESERVE ACCOUNT.                                 119
       Section 12.10. REPORTS BY TRUSTEE.                                         120
       Section 12.11. ACCOUNTING.                                                 120
       Section 12.12. TRUST ESTATE.                                               125
       Section 12.13. RELEASES OF PLEDGED LOANS WITHDRAWN BY SERVICER.            127
       Section 12.14. DELIVERY OF THE LOAN DOCUMENTS PURSUANT TO BACK-UP
                      SERVICING AGREEMENT.                                        127
       Section 12.15. RECORDS.
                                                                                  128
       Section 12.16. COLLECTIONS ON THE PLEDGED LOANS.                           128
       Section 12.17. AMENDMENTS TO BACK-UP SERVICING AGREEMENT.                  129
       Section 12.18. TERMINATION OF SERVICING AGREEMENTS.
                                                                                  129
       Section 12.19. OPINION OF COUNSEL.                                         129
       Section 12.20. INVESTMENTS.                                                130

ARTICLE THIRTEEN: APPLICATION OF MONEYS                                           130
       Section 13.01. DISBURSEMENTS OF MONEYS FROM COLLECTION ACCOUNT.            130
       Section 13.02. DISBURSEMENT OF MONEYS FROM PREPAYMENT ACCOUNT              131
       Section 13.03. DISBURSEMENT OF MONEYS FROM SUPPLEMENTAL CUSTODIAL
                      RESERVE FUND.                                               131
       Section 13.04. TRUST ACCOUNT.                                              131
       Section 13.05. DISBURSEMENTS OF EXCESS FUNDS; RELEASE OF
                      COLLATERAL.                                                 132

ARTICLE FOURTEEN: BONDHOLDER'S MEETINGS                                           132
       Section 14.01. PURPOSES FOR WHICH MEETINGS MAY BE CALLED.                  132
       Section 14.02. MANNER OF CALLING MEETINGS.                                 133
       Section 14.03. CALL OF MEETING BY ISSUER OR BONDHOLDERS.                   133
       Section 14.04. WHO MAY ATTEND AND VOTE AT MEETINGS.                        133
       Section 14.05. REGULATIONS MAY BE MADE BY TRUSTEE.                         134
       Section 14.06. MANNER OF VOTING AT MEETINGS AND RECORD TO BE KEPT.         135
       Section 14.07. EXERCISE OF RIGHTS OF TRUSTEE AND BONDHOLDERS NOT
                      TO BE HINDERED OR DELAYED.                                  135

ARTICLE FIFTEEN: MISCELLANEOUS                                                    135
       Section 15.01. COMPLIANCE CERTIFICATES AND OPINIONS.                       135
       Section 15.02. FORM OF DOCUMENTS DELIVERED TO TRUSTEE.                     136
       Section 15.03. ACTS OF BONDHOLDERS.                                        137
       Section 15.04. NOTICES,ETC., TO TRUSTEE AND ISSUER.                        138
       Section 15.05. NOTICE TO BONDHOLDERS; WAIVER.                              138
       Section 15.06. CONFLICT WITH TRUST INDENTURE ACT.                          139
       Section 15.07. EFFECT OF HEADINGS AND TABLE OF CONTENTS.                   139
       Section 15.08. SUCCESSORS AND ASSIGNS.                                     139
       Section 15.09. SEPARABILITY.                                               139
       Section 15.10. BENEFITS OF STANDARD PROVISIONS INDENTURE.                  139
       Section 15.11. LEGAL HOLIDAYS.                                             139
       Section 15.12. GOVERNING LAW.                                              140
       Section 15.13. COUNTERPARTS.                                               140

Cross-reference sheets showing the location in the Indenture of the provisions inserted pursuant to Section 310 through 318(a) inclusive of the Trust Indenture Act of 1939, as amended.

           TIA                             Indenture Section

Section 310 (a)(1)...................      7.9
        (a)(2).......................      7.9
        (a)(3).......................      Not  Applicable
        (a)(4).......................      Not  Applicable
        (b)..........................      7.8, 7.10

Section 311 (a)......................      7.13
        (b)..........................      7.13
        (c)..........................      Not Applicable

Section 312 (a)......................      8.1
                                                      8.2(a)
        (b)..........................      8.2(b)
        (c)..........................      8.2(c)

Section 313 (a)......................      8.3(a)
        (b)..........................      8.3(b)
        (c)..........................      8.3(a)
                                                      8.3(b)
        (d)..........................      8.3(c)

Section 314 (a)......................      8.4
        (b)..........................      9.6
        (c)(1).......................      15.1
        (c)(2).......................      15.1
        (c)(3).......................      Not Applicable
        (d)..........................      4.1, 12.12
        (e)..........................      15.1

Section 315 (a)......................      7.1(a)
                                                      7.1(c)
        (b)..........................      7.2
        (c)..........................      7.1(b)
        (d)(1).......................      7.1(c)(1)
        (d)(2).......................      7.1(c)(2)
        (d)(3).......................      7.1(c)(3)
        (e)..........................      6.16

Section 316 (a)......................      1.1
        a)(1)(A).....................      6.2
                                           6.14
        (a)(1)(B)....................      6.15
        (a)(2).......................      Not Applicable
        (b)..........................      6.10

Section 317 (a)(1)...................      6.3
        (a)(2).......................      6.6



        (b)..........................      9.3

Section 318 (a)......................      15.6


Note: This cross-reference sheet shall not, for any purpose, be deemed to constitute a part of the Indenture.

       STANDARD PROVISIONS INDENTURE, dated as of _________ , 1998, between CRSM Mortgage Securities Trust No. ___, a Delaware business trust (the "Issuer") created under a deposit trust agreement dated as of _________ , 1998, between CRSM Securities, Inc., a California corporation (the "Depositor") and Wilmington Trust Company (the "Owner-Trustee") (the "Deposit Trust Agreement"), and BANK N.A, as trustee (the "Trustee").

                             PRELIMINARY STATEMENT

       The Depositor may establish a trust (the "Trust") for the purpose of causing such Trust to issue a series of Bonds. Such series of Bonds will be issued under an Indenture consisting of a Terms Indenture which incorporates by reference the Standard Provisions Indenture (collectively, the Standard Provisions Indenture and the Terms Indenture for such Series of Bonds are referred to as the "Indenture"), and such series of Bonds will be limited to the amount therein prescribed. The Terms Indenture will be duly executed and delivered by the Trust executing the same, acting through an Owner-Trustee, and by the Trustee under the Indenture.


                                  ARTICLE ONE:              DEFINITIONS

       Section 1.01. DEFINITIONS.

       Except as otherwise specified herein or in a Terms Indenture or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Standard Provisions Indenture, and the definitions of such terms are equally applicable both to the singular and plural forms of such terms and to the masculine, feminine and neuter genders of such terms. All other terms used herein which are defined in the Trust Indenture Act, as hereinafter defined, either directly or by reference therein, have the meanings assigned to them herein.

       "ACCOUNTING REPORT": The report setting forth certain information required by Section 12.11(b).

       "ACCRETED VALUE": With respect to any Series, the original principal amount of any Class of Compound Interest Bonds plus all accrued and accumulated interest thereon compounded at the Bond Interest Rate for such Class of such Series on each Payment Date for such Series and with respect to any calculation on a date other than a Payment Date, the Accreted Value as of the immediately preceding Payment Date or (if prior to the first Payment Date) the original principal amount of such Class of Compound Interest Bonds. The principal amount of any Compound Interest Bonds at any time will be equal to their Accreted Value. Accreted Value will be reduced by any payments of principal on such Class of Compound Interest Bonds.

       "ACCRUAL DATE": With respect to any Series, the date upon which interest begins accruing on the Bonds of such Series, as specified in such Bonds and the related Terms Indenture.

       "ACCRUAL DISTRIBUTION AMOUNT": With respect to any Payment Date for a Series, the aggregate amount of interest which has accrued on the Compound Interest Bonds of such Series since the immediately preceding Payment Date for such Series which is not then required to be paid, payment of which having been deferred as provided herein.

       "ACT" and "ACTS OF BONDHOLDERS": The meanings specified in Section 15.03.

       "AFFILIATE" OF ANY SPECIFIED PERSON: Any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

       "AGGREGATE INITIAL BOND VALUE": With respect to any Series, the sum of the Initial Bond Values of all Mortgage Collateral securing such Series.

       "AGGREGATE INITIAL COLLATERAL VALUE": With respect to any Series, the sum of the Initial Collateral Values of all Mortgage Collateral securing such Series.

       "AGGREGATE INITIAL OVERCOLLATERALIZATION AMOUNT": With respect to any Series, the excess of the Aggregate Initial Collateral Value over the Aggregate Initial Bond Value.

       "AGGREGATE INITIAL OVERCOLLATERALIZATION FACTOR": With respect to any Series, a fraction (expressed as a percentage) the numerator of which is the Aggregate Initial Overcollateralization Amount and the denominator of which is the principal amount of the Bonds outstanding on the Issue Date.

       "AGGREGATE LOAN LOSSES": With respect to the Pledged Loans securing a Series, as of any Determination Date the sum of the Loan Losses from the Cut-Off Date to such Determination Date.

       "AGGREGATE OUTSTANDING BOND VALUE": With respect to any Series, the sum of the Outstanding Bond Values of all Mortgage Collateral securing such Series on the date of determination.

       "APPRAISED VALUE": The value of a Mortgaged Property as set forth in an appraisal made by or for the Originator in connection with the origination of the Pledged Loan secured by such Mortgaged Property.

       "ASSUMED REINVESTMENT RATE": With respect to any account or fund securing the Bonds, either (i) the contractually specified interest rate pursuant to a Reinvestment Agreement specified in the Terms Indenture or,
       (ii) if no Reinvestment Agreement is entered into with respect to the Bonds, the rate or rates of interest or other earnings as specified in the Terms Indenture.

       "AUTHORIZED OFFICER": Any officer of the Owner-Trustee who is authorized to act for the Owner-Trustee in respect of the Issuer and whose name appears on a list of such authorized officers furnished by the Owner-Trustee to the Trustee as such list may be amended or supplemented from time to time.

       "AUTHORIZED OFFICER'S CERTIFICATE": A certificate signed by an Authorized Officer on behalf of the Issuer and delivered to the Trustee. Unless otherwise specified, any reference in this Standard Provisions Indenture to an Authorized Officer's Certificate shall be to an Authorized Officer's Certificate of the Owner-Trustee.

       "BACK-UP SERVICER": The Person specified in the Terms Indenture, if any, acting as back-up to the Services of the Pledged Loans securing the Bonds, or its successors or assigns. Such Person shall be acceptable to each Rating Agency rating the Bonds.

       "BACK-UP SERVICING AGREEMENT": The agreement between the Issuer and the Back-up Servicer relating to the Pledged Loans, if any, as such agreement may be amended or supplemented.

       "BOARD OF DIRECTORS": The Board of Directors of any corporation or any committee of that Board duly authorized under applicable law to act on behalf of the Board.

       "BOARD RESOLUTION": A copy of a resolution certified by the Secretary or an Assistant Secretary of any corporation to have been duly adopted by the Board of Directors.

       "BONDHOLDER" or "Holder": The Person in whose name a Bond is registered in the Bond Register for a Series.

       "BOND INTEREST RATE": With respect to any Series or Class, the annual rate at which interest accrues on the Bonds of such Series or Class, as specified in the related Terms Indenture.

       "BOND REGISTER" and "BOND REGISTRAR": The respective meanings specified in Section 3.05.

       "BONDS": Any Bonds authorized by, and authenticated and delivered under, this Standard Provisions Indenture or any indenture supplemental hereto.

       "BOND VALUATION REPORT": The report setting forth certain information required by Section 12.11(c).

       "BOND VALUE": Unless otherwise specified in the Terms Indenture for a Series, with respect to each item of Mortgage Collateral securing such Series, the difference between the Collateral Value for the Mortgage Collateral and the Overcollateralization Amount pertaining to the Mortgage Collateral.

       "BUSINESS DAY": Any day that is not a Saturday, Sunday, holiday or other day on which commercial banking institutions in California or the city and state in which the Trustee's Corporate Trust Office is located are authorized or obligated by law or executive order to be closed.

       "BUY-DOWN FUND": The meaning specified in Section 12.03.

       "BUY-DOWN PLEDGED LOAN": A level payment Pledged Loan for which funds have been provided by a third Person to reduce the Mortgagor's monthly payments during the early period of such Pledged Loan.

       "CERTIFICATE OF DEPOSIT": A certificate of deposit satisfying the definition of an Eligible Investment.

       "CLASS": With respect to any Series, all the Bonds of such Series having the same Stated Maturity of principal.

       "COLLATERAL": For a Series unless otherwise provided in the Terms Indenture for such Series, the Issuer's right, title and interest in: the Mortgage Collateral (and all substitutions therefor as provided in Section 3.11 of this Standard Provisions Indenture), together with the related Loan Documents for the Pledged Loans and the Issuer's interest in any Mortgaged Property which secured a Pledged Loan but which has been acquired by foreclosure or deed in lieu of foreclosure, and all proceeds thereof, the Collection Account and all proceeds thereof, the Debt Service Funds and all proceeds thereof, the Reserve Fund and all proceeds thereof, the Overcollateralization Fund and all proceeds thereof, the Other Funds and all proceeds thereof, the Prepayment Reserve Account and all proceeds thereof, the Supplemental Custodial Reserve Fund and all proceeds thereof, the Prepayment Account and all proceeds thereof, the Insurance Policies and all proceeds thereof, the Servicing Agreements and the Back-up Servicing Agreement (together with any guarantees thereof) and all proceeds thereof, the Reinvestment Agreements and any replacements thereof and all proceeds thereof, proceeds of all the foregoing (including, but not by way of limitation, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kinds, and other forms of obligations and receivables which at the time constitute all or part or included in the proceeds of any of the foregoing) for such Series.

       "COLLATERAL PROCEEDS": With respect to any Mortgage Collateral securing a Series, the amount paid to the holder of such Mortgage Collateral in accordance with the terms of such Mortgage Collateral.

       "COLLATERAL VALUE": Unless otherwise specified in the Terms Indenture for a Series, with respect to each Mortgage Certificate and Pledged Loan securing such Series, the lesser of (i) the present value of the regularly scheduled monthly payments of principal and interest on such Mortgage Certificate or Pledged Loan (together with the allocable portion of the Debt Service Funds or the Other Funds, if applicable, for such Series) net of servicing, insurance and related fees, together with Reinvestment Income thereon at the applicable Assumed Reinvestment Rate for such Series, discounted at the highest Bond Interest Rate for such Series with the same frequency as the Payment Dates for such Series, or
       (ii) the Maximum Collateral Value.

       "COLLECTION ACCOUNT": The meaning specified in Section 12.07.

       "COMMISSION": The Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or if at any time such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time under the Trust Indenture Act or similar legislation replacing the Trust Indenture Act.

       "COMPOUND INTEREST BOND": A Bond of a Series on which interest accrues and is compounded and added to the principal of such Bond periodically, but with respect to which neither interest nor principal is payable until the entire principal amount of each Outstanding Bond of the same Series having an earlier Stated Maturity of principal has been paid in full.

       "CORPORATE TRUST OFFICE": The principal corporate trust office of the Trustee currently located at ______________ or at such other address as the Trustee may designate from time to time by notice to the Bondholders and the Issuer, or the principal corporate trust office of any successor Trustee.

       CUSTODIAL P & I ACCOUNT. The custodial demand deposit account or accounts established by each Servicer under its Servicing Agreement with a bank or savings and loan association, fully insured by the FDIC, into which the Servicer is to deposit or cause to be deposited all payments of principal and interest on the Mortgage Loans (including any advances made by any Servicer under the Servicing Agreement), Liquidation Proceeds, Insurance Proceeds (except for those reserved for the repair or restoration of the Mortgaged Property) and other sums which are required to be deposited in such accounts by the Servicing Agreement.

       CUSTODIAL T & I RESERVE ACCOUNT. The custodial demand deposit account established by each Servicer under its Servicing Agreement, into which the Servicer is to deposit or cause to be deposited all sums remitted to the Servicer in respect of a Mortgage Loan, as reserves for real estate taxes, governmental improvement assessments and premiums for a Primary Mortgage Insurance Policy or FHA Certificate of Mortgage Insurance and the Standard Hazard Insurance Policy; any advances for the foregoing items made by the Servicer pursuant to the Servicing Agreement; and any other sums which are required to be deposited into such account by the Servicing Agreement.

       CUSTODIAL AGREEMENT. That agreement among CRSM Mortgage Securities Trust No. ___, _________, _____ Mortgage Servicing Center, Inc., BANK (the "Trustee") and _____ (the "Custodian").

       "CUT-OFF DATE": With respect to any Series, the date specified in the related Terms Indenture.

       "DATE OF EXECUTION": The actual date of execution of the Standard Provisions Indenture or any Terms Indenture by the Issuer and the Trustee as indicated by their respective acknowledgements hereto or thereto annexed, and if the Issuer and the Trustee shall have executed this Standard Provisions Indenture or a Terms Indenture at different dates, the later date.

       "DEBT SERVICE FUNDS": Unless otherwise specified in the Terms Indenture for a Series, the total of the Supplemental Debt Service Fund and the Buy-Down Fund for such Series.

       "DEFAULT": Any occurrence which is, or with notice or the lapse of time or both would become, an Event of Default.

       "DEFICIENCY": With respect to each GPM GNMA Certificate or GPM Pledged Loan securing a Series valued on a level debt service basis in calculating Initial Bond Value, the amount by which payments of principal and interest on such item of GPM Collateral assumed in calculating payments due on the Bonds of such Series exceed scheduled payments on such item of GPM Collateral according to the graduated payment mortgage plan for the period during which such excess occurs. The amount of the deposit to the Supplemental Debt Service Fund securing a Series will be specified in the related Terms Indenture.

       "DELIVERY DATE": The date that Bonds of a Series are delivered to the original purchasers of such Bonds.

       "DEPOSITOR": CRSM Securities, Inc..

       "DEPOSIT TRUST AGREEMENT": The deposit trust agreement between CRSM Securities, Inc., a California corporation, and the Owner-Trustee creating the Issuer.

       "DETERMINATION DATE":  The date specified in the related Terms Indenture.

       "DUE DATE": Each date on which a payment whether of principal or interest or both is due on a Mortgage Certificate or Pledged Loan securing a Series.

       "DUE PERIOD": With respect to each Payment Date for a Series, the related Due Period shall be the period beginning immediately following the preceding Due Period (or, in the case of the Due Period which is applicable to the first Payment Date, beginning on the Issue Date for such Series) and ending at the close of business on the last Business Day preceding such Payment Date.

       "ELIGIBLE INVESTMENTS": Except to the extent expanded or restricted by the Terms Indenture for the Series of which such obligations or securities form part of the Trust Estate, any one or more of the following obligations or securities:

       (i) direct obligations of, and obligations fully guaranteed by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

       (ii) general obligations of or obligations guaranteed by any State of the United States or the District of Columbia which have the highest rating from each Rating Agency rating the Bonds of such Series at the time of such investment;

       (iii)(a) demand and time deposits in, certificates of deposit of, banker's acceptances issued by, or federal funds sold by any depository institution or trust company incorporated under the laws of the United States of America (including the Trustee) or any State thereof and subject to supervision and examination by federal and/or State banking authorities so long as the commercial paper and/or debt obligations of such depository institution or trust company (or, in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company) at the time of such investment or contractual commitment providing for such investment are then rated in the highest rating category of each Rating Agency rating the Bonds of such Series or such lower category that will not result in the lowering of the then rating of the Bonds of such Series by any such Rating Agency and (b) any other demand or time deposit or certificate of deposit which is fully insured by the Federal Deposit Insurance Corporation;

       (iv) repurchase obligations with respect to (a) any security described in clauses (i) and (ii) above or (b) any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iii)(a) above;

       (v) Securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State thereof which at the time of such investment or contractual commitment providing for such investment are then rated in the highest rating category of each Rating Agency rating the Bonds of such Series or in such lower rating category that will not result in the lowering of the then rating of the Bonds of such Series by any such Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that the investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Estate for a Series to exceed 10% of the aggregate outstanding principal balances and amounts of all the Mortgage Collateral and Eligible Investments held as part of the Trust Estate for such Series;

       (vi) commercial or finance company paper which has the highest commercial or finance company rating of each

       Rating Agency rating the Bonds of such Series at the time of such investment or such lower rating category that will not result in the lowering of the then rating of the Bonds of such Series by any such Rating Agency; and

       (vii) a guaranteed investment contract issued by any insurance company or other corporation or entity acceptable to each Rating Agency rating the Bonds of such Series and which will not result in a lowering of the then rating of the Bonds of such Series;

       provided that, unless otherwise set forth in a related Terms Indenture, Eligible Investments for a Series shall include only such obligations or securities that mature on the earlier of 90 days after deposit, the next Payment Date for such Series or on or before the date on which the Supplemental Debt Service Fund, the Buy-Down Fund, the Reserve Fund, the Overcollateralization Fund or the Other Funds for such Series are required or may be anticipated to be required to be holders of Bonds of such Series in accordance with this Standard Provisions Indenture or the relevant Terms Indenture and that Eligible Investments purchased from funds in the Collection Account for such Series shall include only such obligations or securities that mature on the earlier of 90 days after deposit, the next Payment Date for such Series or on or before the date on which the Collection Account for such Series is required to be invested pursuant to a Reinvestment Agreement for such Series.

       "EVENT OF DEFAULT": The meaning specified in Section 6.01.

       "EXCESS CASH": As of any Payment Date for a Series, the excess, if any, of the sum of (i) the distributions received on the Mortgage Collateral securing such Series in the Due Period prior to such Payment Date, (ii) the Reinvestment Income thereon and (iii) if applicable, the amount of cash withdrawn from the related Debt Service Funds, the Reserve Fund, the Overcollateralization Fund and the Other Funds for such Series of Bonds in the Due Period preceding such Payment Date, over the sum of (a) all interest accrued and paid or payable on the Bonds of such Series since the preceding Payment Date; (b) the Required Principal Payment required to be made on such Series of Bond on such Payment Date, (c) the interest, if any, accrued but unpaid on any Compound Interest Bonds of such Series since the immediately preceding Payment Date, (d) the amount of any required deposits to the related Debt Service Funds, the Reserve Fund, the Overcollateralization Fund and the Other Funds, and (e) necessary expenses allocable to the administration of records of deposits and disbursements.

       "EXCESS COVERAGE MORTGAGE INSURANCE POLICY": With respect to a Series, any policy of mortgage insurance (including all endorsements thereto) in addition to the Primary Mortgage Insurance Policy issued by the Mortgage Insurer with respect to a Pledged Loan securing such Series, or any replacement policy.

       "EXECUTIVE OFFICER": With respect to any corporation, the Chairman of the Board of Directors, the President, any Vice President, the Secretary or the Treasurer of such corporation; with respect to any partnership, any general partner thereof; with respect to any bank or trust company acting as trustee of an express trust or as custodian, any trust officer or authorized officer thereof.

       "FEDERAL BANKRUPTCY CODE": Title 11 of the United States Code, as amended, or any successor statute.

       "FHA": The Federal Housing Administration or any successor thereof.

       "FHA LOANS": Mortgage loans insured by the FHA under the National Housing Act of 1934, as amended.

       "FHLMC" or "Freddie Mac": The Federal Home Loan Mortgage Corporation or any successor thereof.

       "FINANCE COMPANY": Each of the limited purpose financing companies organized for the purpose of borrowing proceeds of one or more Series of Bonds issued pursuant to this Standard Provisions Indenture or other Series of Bonds issued pursuant to another indenture from time to time.

       "FIRST MANDATORY PRINCIPAL PAYMENT DATE": With respect to any Series or Class, the Payment Date specified in the related Terms Indenture as the Payment Date on which the Issuer must begin paying installments of principal of the Bonds of such Series or Class if it has not already begun making such payments.

       "FNMA": The Federal National Mortgage Association or any successor thereof.

       "FNMA MBS": A guaranteed mortgage pass-through certificate consisting of an undivided interest in a pool of mortgage loans secured by a lien on residential property formed by FNMA, which is pledged to the Trustee under this Standard Provisions Indenture and the related Terms Indenture as security for a Series, and all renewals, extensions, substitutions and replacements thereof. Each pool consists of mortgage loans of one of the following types: (i) fixed rate level installment conventional mortgage loans, (ii) fixed rate level installment mortgage loans that are insured by the FHA or guaranteed by the VA or (iii) fixed rate conventional growing equity mortgage loans that provide for scheduled annual increased payments, with the full amount of the increase applied to principal. The FNMA MBSs securing a Series may consist of types (i) and (ii). The term "Outstanding FNMA MBSs" with respect to a Series as of any date means the FNMA MBSs securing such Series with a remaining principal balance. Each FNMA MBS pledged to the Trustee as security for a Series will be listed in a schedule to the related Terms Indenture.

       "FREDDIE MAC PC": A mortgage participation certificate representing an undivided interest in specified fixed rate, conventional residential mortgages purchased by the Freddie Mac, which is pledged to the Trustee under this Standard Provisions Indenture and the related Terms Indenture as security for a Series, and all renewals, extensions, substitutions and replacements thereof. The term "Outstanding Freddie Mac PCs" with respect to a Series as of any date means the Freddie Mac Pcs securing such Series with a remaining principal balance. Each Freddie Mac PC pledged to the Trustee as security for a Series will be listed in a Schedule to the related Terms Indenture.

       "GNMA": The Government National Mortgage Association or any successor thereof.

       "GNMA CERTIFICATE": A fully-modified pass-through mortgage-backed certificate issued by a Servicer and guaranteed by GNMA, which is pledged to the Trustee under this Standard Provisions Indenture and the related Terms Indenture as security for a Series, and all renewals, extensions, substitutions and replacements thereof. Each such GNMA Certificate will be a GNMA I Certificate or a GNMA II Certificate as referred to by GNMA. The terms "Outstanding GNMA Certificates" with respect to a Series as of any date means the GNMA Certificates with a remaining principal balance. Each GNMA Certificate pledge to the Trustee as security for a Series will be listed in a Schedule to the related Terms Indenture.

       "GRADUATED PAYMENT MORTGAGE COLLATERAL": Unless otherwise specified in the Terms Indenture for a Series, together, the GPM GNMA Certificates and the GPM Pledged Loans securing such Series.

       "GPM": Graduated Payment Mortgages.

       "GPM GNMA CERTIFICATES": GNMA Certificates evidencing mortgage loans insured by the FHA pursuant to Section 245 of the National Housing Act or partially guaranteed by the VA pursuant to the Servicemen's Readjustment Act of 1944, as amended, and which provided for monthly installments to increase annually for no more than the first five years of such mortgage loans.

       "GPM PLEDGED LOANS": Pledged Loans which provide for monthly installments during a portion of their terms which are less than the actual amount of principal and interest which would be payable on a debt service basis.

       "GRANT": To grant, bargain, sell, warrant, alienate, remise, demise, release, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm. A Grant of the Mortgage Collateral or of any other instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including without limitation the immediate and continuing right to claim for, collect, receive and receipt for principal and interest payments in respect of the Mortgage Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the

       Granting party or otherwise, and generally to do and receive anything which the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

       "HOLDER":  An owner of any Class 1-A or Class 1-R Bonds.

       "INDENTURE": With respect to a Series, the collective provisions of the Standard Provisions Indenture and the Terms Indenture for such Series of Bonds.

       "INDEPENDENT": When used with respect to any specified Person means such a Person, who (1) is in fact independent of the Issuer and any other obligor upon the Bonds or an Affiliate of the Issuer or such other obligor, (2) does not have any direct financial interest or any material indirect financial interest in the Issuer or in any such other obligor or in an Affiliate of the Issuer or such other obligor, and (3) is not connected with the Issuer or any such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is provided herein that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by Issuer Order and approved by the Trustee in the exercise of reasonable care and such opinion or certificate shall state that the signer has read this definition and that the signer is independent within the meaning thereof.

       "INITIAL BOND VALUE": With respect to each Mortgage Certificate or Pledged Loan securing a Series, the Bond Value of each such Mortgage Certificate or Pledged Loan at the date of issuance of the Bonds of such Series.

       "INITIAL COLLATERAL VALUE:" With respect to each Mortgage Certificate or Pledged Loan securing a Series, the Collateral Value of each such Mortgage Certificate or Pledged Loan at the date of issuance of the Bonds of such Series.

       "INITIAL OUTSTANDING GNMA CERTIFICATE AMOUNT": With respect to a GNMA Certificate securing a Series, the Outstanding GNMA Certificate Amount as of the Cut-off Date for such Series less the amount of the principal payment due on such GNMA Certificate in the month in which such Cut-off Date occurs.

       "INITIAL OUTSTANDING FNMA MBS AMOUNT": With respect to a FNMA MBS securing a Series, the Outstanding FNMA MBS Amount as of the Cut-off Date for such Series less the amount of the principal payment due on such FNMA MBS in the month in which such Cut-off Date occurs.

       "INITIAL OUTSTANDING FREDDIE MAC PC AMOUNT": With respect to a Freddie Mac PC securing a Series, the Outstanding Freddie Mac PC Amount as of the first day of the month immediately preceding the month of the Cut-off Date for such Series less the amount of the principal payment paid in the month immediately preceding the month in which such Cut-off Date occurs and the amount of such payment due in such month.

       "INITIAL OUTSTANDING MORTGAGE CERTIFICATE AMOUNT": Together, the Initial Outstanding GNMA Certificate Amount, the Initial Outstanding Freddie Mac PC Amount, the Initial Outstanding FNMA MBS Amount and the Initial Outstanding Other Mortgage Certificate Amount for a Series.

       "INITIAL OUTSTANDING MORTGAGE COLLATERAL AMOUNT": Together, the Initial Outstanding Mortgage Certificate Amount and the Initial Outstanding Pledged Loan Amount for a Series.

       "INITIAL OUTSTANDING OTHER MORTGAGE CERTIFICATE AMOUNT": With respect to an Other Mortgage Certificate securing a Series, the Outstanding Other Mortgage Certificate Amount as of the Cut-off Date for such Series or such other date as may be specified in the related Terms Indenture.

       "INITIAL OUTSTANDING PLEDGED LOAN AMOUNT": With respect to a Pledged Loan securing a Series, the Outstanding Pledged Loan Amount as of the Cut-off Date for such Series.

       "INITIAL OVERCOLLATERALIZATION AMOUNT": With respect to each Series, the amount specified in the related Terms Indenture.

       "INITIAL OVERCOLLATERALIZATION FACTOR": With respect to each Series, the amount equal to the Initial Overcollateralization Amount divided by the Initial Bond Value of the Mortgage Collateral.

       "INSURANCE POLICIES": With respect to a Series, any Primary Mortgage Insurance Policies, any Excess Coverage Mortgage Insurance Policies, any Pool Insurance Policy, and Special Hazard Insurance Policy, any Mortgagor Bankruptcy Bond, any Repurchase Bond, any Prepayment Interest Bond, any FHA insurance, any VA guarantees, and any other insurance policy covering and Pledged Loan or Mortgaged Property securing such Series, including, without limitation, any Standard Hazard Insurance Policy and any Title Insurance Policy as specified in the related Terms Indenture.

       "INSURANCE PROCEEDS": With respect to a Series, amounts paid or payable under any Insurance Policy with respect to such Series, to the extent not applied to the restoration or repair of the Mortgaged Property covered thereby.

       "INSURER": With respect to a Series, the Mortgage Insurer, the Pool Insurance Insurer and the Special Hazard Insurer, when no distinction is required by the content in which used. Each such Insurer must be rated in the highest rating category of each Rating Agency rating any Series of Bonds issued pursuant to this Standard Provisions Indenture unless a lower Insurer rating will not result in the lowering of the then rating of any Series of Bonds by any Rating Agency rating any Series of Bonds issued pursuant to this Standard Provisions Indenture.

       "ISSUE DATE": With respect to a Series, the date specified in the related Terms Indenture.


       "ISSUER": With respect to the Series No. 1 Bonds, CRSM Mortgage Securities Trust No. ___, a Delaware business trust, unless a successor Person shall have become the Issuer pursuant to the applicable provisions of this Standard Provisions Indenture.

       "ISSUER ORDER" and "ISSUER REQUEST": A written order or request signed in the name of the owner-trustee of any Trust issuing Bonds by its Chairman, President, or a Vice President, and by its Treasurer, an Assistant Treasurer, Controller, an Assistant Controller, Secretary, or an Assistant Secretary, and delivered to the Trustee.

       "LETTER OF CREDIT": An irrevocable letter of credit issued to the Trustee by any banking corporation incorporated under the laws of the United States or of any state thereof provided that the unsecured senior debt obligations of such banking corporation have been rated in the highest category by each Rating Agency rating a Series of Bonds or issued by any other entity acceptable to each Rating Agency rating the Bonds. Unless otherwise specified in the Terms Indenture, any such Letter of Credit shall provide that it is subject to termination upon not less than 60 days' prior written notice to the Trustee, in which case, unless such Letter of Credit is renewed or a substitute Letter of Credit in the requisite amount is provided, upon receipt of any such written notice, the Trustee shall immediately, and in no case more than 15 days after such notice, draw on the Letter of Credit for the entire unutilized balance thereof and deposit such amount in the fund for which the Letter of Credit is obtained. Unless otherwise specified in the Terms Indenture, any such Letter of Credit also shall provide for written notice to the Trustee of any change in the rating of the unsecured senior debt obligations of the banking corporation or any change in the rating of any other entity issuing the Letter of Credit, in which case upon receipt of any such written notice the Trustee shall immediately, and in no case more than 15 days after such notice, draw on the Letter of Credit for the entire unutilized balance thereof and deposit such amount in the fund for which the Letter of Credit is obtained unless such change in such rating will not result in the lowering of the then rating of the Bonds by any Rating Agency rating the Bonds.

       "LIQUIDATION PROCEEDS": Amounts (other than Insurance Proceeds) received and retained in connection with the liquidation of defaulted Pledged Loans securing a Series, whether through foreclosure or otherwise.

       "LOAN DOCUMENTS": The mortgage documents pertaining to a particular Pledged Loan comprising the mortgage file reviewed and held by the Trustee as provided in the Master Servicing Agreement covering such Pledged

       Loan.

       "LOAN LOSSES": With respect to the Pledged Loans securing a Series, as of the Determination Date, the aggregate amount of losses on such Pledged Loans in connection with defaults, delinquencies, foreclosures and other losses not recovered under any applicable Insurance Policies occurring during the Due Period.

       "LOAN-TO-VALUE RATIO": The outstanding principal amount of a Mortgage Note at the time of the origination of such Mortgage Note divided by the lesser of (i) the Appraised Value of the related Mortgaged Property or
       (ii) the selling price for such Mortgaged Property.

       "MATURITY": With respect to any Bond of a Series, the date on which the unpaid principal of such Bond becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

       "MATURITY DATE": With respect to any item of Mortgage Collateral securing a Series, the date on which the last payment of principal of such item of Mortgage Collateral shall be due and payable. In determining the Maturity Date of such item of Mortgage Collateral, all prepayments received prior to the date of determination shall be taken into account.

       "MAXIMUM COLLATERAL VALUE": Unless otherwise specified in the Terms Indenture for a Series, with respect to each Mortgage Certificate and Pledged Loan securing such Series, the Outstanding Mortgage Certificate Amount or the Outstanding Pledged Loan Amount for such Mortgage Certificate or Pledge Loan multiplied by the Maximum Collateral Value Factor.

       "MAXIMUM COLLATERAL VALUE FACTOR": With respect to any Series, the factor calculated in accordance with a Schedule to the related Terms Indenture.

       "MINIMUM COLLATERAL VALUE": Unless otherwise specified in the Terms Indenture for a Series, with respect to each Mortgage Certificate and Pledged Loan securing such Series, the Outstanding Mortgage Certificate Amount or the Outstanding Pledged Loan Amount for such Mortgage Certificate or Pledged Loan multiplied by the Minimum Collateral Value Factor.

       "MINIMUM COLLATERAL VALUE FACTOR": With respect to any Series, the factor calculated in accordance with a Schedule to the related Terms Indenture.

       "MONTHLY REMITTANCE ADVICE": The report provided by the Servicer to the registered holder of a GNMA Certificate summarizing the current month's account transactions with respect to such GNMA Certificate.

       "MORTGAGE": The mortgage, deed of trust or other instrument securing a Mortgage Note.

       "MORTGAGE CERTIFICATES": With respect to a Series, the GNMA Certificates, the Freddie Mac Pcs, the FNMA MBSs and the Other Mortgage Certificate securing such Series.

       "MORTGAGE COLLATERAL": With respect to a Series, together, the Mortgages and the Mortgage Notes and the Pledged Loans securing such Series.

       "MORTGAGE COLLATERAL REPORT": The report provided by the Issuer pursuant to Section 12.11.(a)

       "MORTGAGE INSURER": With respect to a Series, the insurance company or companies specified in the related Terms Indenture or its subsidiaries, successors or any Affiliate.

       "MORTGAGE NOTE": The note or other evidence of indebtedness of a Mortgagor with respect to a Pledged Loan.

       "MORTGAGED PROPERTY": The real property, together with improvements thereto, securing the indebtedness of the Mortgagor under the related Pledged Loan.

       "MORTGAGE RATE": With respect to a Pledged Loan, the annual interest rate required to be paid by the Mortgagor under the terms of the related Mortgage Note.

       "MORTGAGE REPURCHASE BOND" With respect to a Series of Bonds, a bond obtained and secured by one or more Pledged Loans for the purpose of insuring the repurchase obligation of the Servicer or the Back-up Servicer for such Series of Bonds. The amount and duration of the coverage of such Mortgage Repurchase Bond will be determined by the rating agency rating the Bonds of such Series and will be set forth in the related Prospectus Supplement and in the related Terms Indenture.

       "MORTGAGOR": The Person indebted under a Pledged Loan.

       "MORTGAGOR BANKRUPTCY BOND": With respect to a Series, a policy of insurance or a Letter of Credit (or any other instrument providing comparable or greater coverage that will not result in a downgrading of the then rating on the Bonds of such Series by any Rating Agency rating the Bonds of such Series) to be issued by the Mortgagor Bankruptcy Bond Issuer.

       "MORTGAGOR BANKRUPTCY BOND ISSUER": With respect to a Series, the company or companies specified in the related Terms Indenture providing coverage with respect to each Pledged Loan securing such Series requiring such coverage in the event of the bankruptcy of the Mortgagor.

       "OPINION OF COUNSEL": A written opinion of an attorney at law admitted to practice before the highest court of any state of the United States or the District of Columbia or a law firm that may, except as otherwise expressly provided in this Indenture, be counsel for the Issuer and who shall be satisfactory to the Trustee. Such counsel will be entitled to rely upon certificates, opinions or representations as to matters of fact to the extent permitted by Section 15.2 and, as to matters involving the laws of any state other than the state in which such counsel is admitted to practice, upon the opinion of counsel satisfactory to the Trustee.

       "ORIGINAL MORTGAGE COLLATERAL": An item of Mortgage Collateral which is pledged to the Trustee under this Standard Provisions Indenture as security for a Series of Bonds on the Delivery Date of such Bonds.

       "ORIGINATOR": For a Pledged Loan, the Person that originated such Pledged Loan.

       "OTHER FUNDS": The meaning specified in Section 12.05.

       "OTHER MORTGAGE CERTIFICATE": An item of Mortgage Collateral, other than a GNMA Certificate, Freddie Mac PC, FNMA MBS or Pledged Loan, which is pledged to the Trustee under this Standard Provisions Indenture and the related Terms Indenture and all renewals, extensions, substitutions and replacements thereof. An Other Mortgage Certificate may include a mortgage pass-through certificate or a mortgage-collateralized obligation. The term "Outstanding Other Mortgage Certificate" with respect to a Series of any date means an Other Mortgage Certificate with a remaining principal balance. Each Other Mortgage Certificate pledged to the

       Trustee as security for a Series will be described and listed in a Schedule to the related Terms Indenture.

       "OUTSTANDING": With respect to a Series, as of the date of determination, all Bonds of such Series theretofore authenticated and delivered under this Standard Provisions Indenture except:

       (i) Bonds theretofore canceled by the Bond Registrar or delivered to the Bond Registrar for cancellation;

       (ii) Bonds or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer) in trust or set aside and segregated in trust by the Issuer for the holders of such Bonds; provided that, if such Bonds or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to this Standard Provisions Indenture or provision therefor satisfactory to the Trustee has been made;

       (iii) Bonds in exchange for or in lieu of which other Bonds have been authenticated and delivered pursuant to this Standard Provisions Indenture unless proof satisfactory to the Trustee is presented that any such Bonds are held by a holder in due course; and

       (iv) Bonds alleged to have been destroyed, lost or stolen for which replacement Bonds have been issued as provided in Section 3.06;

       provided that, in determining whether the Holders of the requisite principal amount of the Outstanding Bonds of any Series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Bonds owned by the Issuer, any owner of a beneficial interest in the Issuer or any other obligor upon the Bonds or any Affiliate of the Issuer, any owner of a beneficial interest in the Issuer or of such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying, upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds which the Trustee knows to be so owned shall be so disregarded. Bonds so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Bonds and that the pledgee is not the Issuer, any owner of a beneficial interest in the Issuer of any other obligor upon the Bonds or any Affiliate of the Issuer, any owner of a beneficial interest in the Issuer or such other obligor.

       "OUTSTANDING BOND VALUE": Unless otherwise specified in the Terms Indenture for a Series, with respect to each Mortgage Certificate or Pledged Loan securing such Series at any time after the issuance of the Bonds of such Series, the Bond Value of such Mortgage Certificate or Pledged Loan.

       "OUTSTANDING FNMA MBS AMOUNT": With respect to a FNMA MBS securing a Series, the outstanding principal amount of such FNMA MBS as provided by the FNMA to the Trustee.

       "OUTSTANDING FREDDIE MAC PC AMOUNT": With respect to a Freddie Mac PC securing a Series, the outstanding principal amount of such Freddie Mac PC as provided by Freddie Mac to the Trustee.

       "OUTSTANDING GNMA CERTIFICATE AMOUNT": With respect to a GNMA Certificate securing a Series, the outstanding principal amount of such GNMA Certificate securing such Series as provided by the Servicer to the registered holder in the Monthly Remittance Advice.

       "OUTSTANDING MORTGAGE CERTIFICATE AMOUNT": Together, the Outstanding GNMA Certificate Amount, the Outstanding Freddie Mac PC Amount, the Outstanding FNMA MBS Amount and the Outstanding Other Mortgage Certificate Amount.

       "OUTSTANDING MORTGAGE COLLATERAL AMOUNT": Together, the Outstanding Mortgage Certificate Amount and the Outstanding Pledged Loan Amount.

       "OUTSTANDING OTHER MORTGAGE CERTIFICATE AMOUNT": With respect to an Other Mortgage Certificate securing a

       Series, the outstanding principal amount of such Other Mortgage Certificate as provided by the Servicer thereof to the Trustee.

       "OUTSTANDING PLEDGED LOAN AMOUNT": With respect to a Pledged Loan securing a Series, the outstanding principal amount less any principal advances on such Pledged Loan as reported by the Manager to the Trustee in the Accounting Report.

       "OVERCOLLATERALIZATION AMOUNT": With respect to any Series, the difference between the Aggregate Initial Overcollateralization Amount for such Series and the Aggregate Loan Losses for such Series.

       "OVERCOLLATERALIZATION FUND": The meaning specified in Section 12.04.

       "OWNER-TRUSTEE": The owner trustee of any Trust issuing Bonds under this Standard Provisions Indenture and a Terms Indenture.

       "PAYING AGENT": Any Person authorized by the Issuer to pay the principal of or interest on any series of Bonds on behalf of the Issuer as specified in the related Terms Indenture.

       "PAYMENT DATE": With respect to any Series or Class, each date specified as a "Payment Date" for the Bonds of such Series or Class in the related Terms Indenture.

       "PERMITTED ENCUMBRANCE": With respect to any Mortgage Collateral securing a Series, (i) the lien created by this Standard Provisions Indenture,
       (ii) liens for taxes, assessments, levies, fees and other governmental and similar charges either not yet due or being contested in an appropriate Proceeding which shall suspend the collection thereof, shall not expose any part of the Trust Estate securing such Series to loss, sale or forfeiture and shall not affect the payments to the Trustee of any amounts payable under this Standard Provisions Indenture to the Trustee and (iii) the exceptions to title set forth in any Title Insurance Policy or title report which exceptions are acceptable to the Issuer.

       "PERSON": Any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

       "PLEDGED LOANS": The mortgage loans, including any FHA and VA Loans, pledged to the Trustee as security for a Series, and all renewals, extensions, substitutions and replacements thereof. The term "Outstanding Pledged Loans" as of any date means the Pledged Loans securing a Series with a remaining principal balance. Each Pledged Loan pledged to the Trustee as security for a Series shall be listed in a Schedule to the related Terms Indenture.

       "PREPAYMENT ACCOUNT": The account established with the Trustee in which shall be deposited the proceeds of an prepayments received by the Trustee pursuant to Section 3.10.

       "PREPAYMENT INTEREST BOND": With respect to a Series, a Letter of Credit (or any other instrument providing comparable or greater coverage that will not result in a downgrading of the then rating on the Bonds of such Series by any Rating Agency rating the Bonds of such Series) respecting Pledged Loans that do not require the underlying borrower to pay interest to the end of the month on principal prepayments of such Pledged Loans.

       "PREPAYMENT INTEREST BOND ISSUER": With respect to a Series, the company or companies specified in the related Terms Indenture proving the Prepayment Interest Bond.

       "PREPAYMENT RESERVE ACCOUNT": The account established with the Trustee with respect to a Series in which shall be deposited the portion specified in the related Terms Indenture of the Excess Cash pursuant to
       Section 12.09.

       "PRIMARY MORTGAGE INSURANCE POLICY": The policy of primary mortgage insurance (including all endorsements thereto) issued by the Mortgage Insurer with respect to a Pledged Loan, or any replacement policy.

       "PRINCIPAL PREPAYMENT": With respect to any Pledged Loan or Mortgage Certificate securing a Series, a payment of principal on such Pledged Loan or the mortgage loans underlying such Mortgage Certificate in excess of the scheduled principal payments, such excess resulting from prepayment, partial prepayment, Liquidation Proceeds and Insurance Proceeds and guarantees with respect to such Pledged Loan, such Mortgage Certificate or the mortgage loans underlying such Mortgage Certificate.

       "PRINCIPAL PRIORITY SCHEDULE": The order of principal payments on the Classes of Bonds of a Series as set forth in the related Terms Indenture.

       "PROCEEDING": Any suit in equity, action at law or other judicial or administrative proceeding.

       "PROSPECTUS"" The Prospectus filed on _________, with the Securities wand Exchange Commission under Rule 424(b).

       "PROSPECTUS SUPPLEMENT": the Prospectus Supplement filed on ___________ under Rule 424(b).

       "RATING AGENCY": ____________. or any other nationally recognized rating agency rating a Series at the time of the issuance of such Series.

       "RECORDS": All of the books, ledgers, documents, communications, writings, schedules, reconciliations, controls, computer data, printouts, programs, tapes and other electronic data processing storage devices, and all other data relating to or maintained in connection with the Pledged Loans, excluding, however, the Loan Documents.

       "REDEMPTION DATE": With respect to any Series, the date specified for a redemption for Bonds of such Series pursuant to Section 11.01.

       "REDEMPTION PRICE": With respect to any Bond of a particular Series and Class to be redeemed pursuant to Article Eleven hereof, the Redemption Price specified in the related Terms Indenture.

       "REDEMPTION RECORD DATE": With respect to any redemption for Bonds of a Series, a date fixed pursuant to Section 11.01.

       "REGISTERED HOLDER": The Person whose name appears on the Bond Register on the applicable Regular Record Date or Special Record Date, as the case may be.

       "REGULAR RECORD DATE": With respect to any Payment Date for a Series of Bonds, the close of business on the day specified as the Regular Record Date for such Series in the related Terms Indenture, or if such day is not a Business Day, the Business Day immediately preceding such day.

       "REINVESTMENT AGREEMENTS": With respect to a Series, one or more reinvestment agreements listed in a Schedule to the related Terms Indenture or one or more replacement reinvestment agreements on substantially the same terms, from a bank, insurance company or other corporation meeting the requirements (or whose parent company meets the requirements) set forth in the definition of Eligible Investments or otherwise acceptable to each Rating Agency rating the Bonds.

       "REINVESTMENT INCOME": Any interest or other earnings on all or part of the Trust Estate for a Series.

       "REMITTANCE DATE": Each date on which payments of principal and interest on an item of Mortgage Collateral are required to be deposited by the Trustee into the Collection Account.

       "REPURCHASE BOND": With respect to a Series, a repurchase bond (or any other instrument providing comparable or greater coverage that will not result in a downgrading of the then rating on the Bonds of such Series by any

       Rating Agency rating the Bonds of such Series) issued by a surety company (or any other entity acceptable to any Rating Agency rating the Bonds of such Series) respecting defenses to or claims under any Primary Mortgage Insurance Policy or Pool Insurance Policy.

       "REPURCHASE BOND ISSUER": With respect to a Series, the company or companies specified in the related Terms Indenture providing the Repurchase Bond.

       "REQUIRED PRINCIPAL PAYMENT": Unless otherwise provided in the related Terms Indenture, for any Payment Date for a Series of Bonds, an amount equal to the difference between (i) the sum of (A) the principal amount of Bonds Outstanding as of the close of business on the preceding Payment Date (or the latest Redemption Date or Special Redemption Date in the event a redemption or special redemption has been effected since such Payment Date) or, with respect to the first Payment Date, the principal amount of Bonds Outstanding at the Issue Date plus the amount deposited in the Collection Account pursuant to Section 4.02(17) for such Series and (B) the Accrual Distribution Amount included in such Series on the Payment Date and (ii) the Aggregate Outstanding Bond Value of the Mortgage Collateral as of the Payment Date.

       "RESERVE FUND": The meaning specified in Section 12.06.

       "RESPONSIBLE OFFICER": With respect to the Trustee, any officer within the Corporate Trust and agency Group (or any successor group of the Trustee) including any vice president, assistant vice president, assistant secretary or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the Persons who at the time shall be such officer, respectively, or to whom any corporate trust matter is referred at the Trustee's Corporate Trust office because of his knowledge of and familiarity with the particular subject.

       "SALE": The meaning specified in Section 6.18.

       "SCHEDULE OF MORTGAGE COLLATERAL": The Mortgage Collateral securing a Series listed in a Schedule or Schedules to the related Terms Indenture.

       "SERIES": A separate Series of Bonds issued pursuant to this Standard Provisions Indenture which Series may, as provided in the related Terms Indenture, be divided into one or more Classes which may include one or more Classes of Compound Interest Bonds.

       "SERVICER": For each GNMA Certificate, the issuer of such GNMA Certificate, for each Freddie Mac PC, Freddie Mac or a seller of mortgages supervised by Freddie Mac; for each FNMA MBS, FNMA or an eligible servicing institution supervised by FNMA; for each Other Mortgage Certificate, the Person specified as such with respect thereto; and for each Pledged Loan, a Person approved by the Issuer, by _____ Mortgage Servicing Center, Inc. and by FNMA or Freddie Mac, and in the case of FHA Loans by the United States Department of Housing and Urban Development, as an eligible originator-servicer of mortgage loans.

       "SERVICING AGREEMENTS": With respect to a Series, each Servicing Agreement and all attachments thereto pursuant to which the Servicer of such Pledged Loan has agreed to perform all the duties incident to the servicing of such Pledged Loan, as such agreement may be amended or modified, provided, however, that any such amendment or modification shall not materially adversely affect the interests and rights of Bondholders.

       "SHORTFALL": With respect to a Buy-Down Pledged Loan securing a Series, the monthly differences by which required payments on such Buy-Down Pledged Loan exceed the scheduled monthly payment to be received from the Mortgagor pursuant to an agreement between the Mortgagor and the lender of the Mortgaged Property securing such Buy-Down Pledged Loan or another Person.

       "SPECIAL RECORD DATE": With respect to the payment of any defaulted interest and principal for Bonds of a Series, a date fixed by the Trustee.

       "SPECIAL REDEMPTION BOND VALUE": With respect to a Series, the Special Redemption Bond Value calculated in accordance with a Schedule to the related Terms Indenture.

       "SPECIAL REDEMPTION DATE": With respect to a Series, the date each month (other than any month in which a Payment Date Occurs) specified in the related Terms Indenture on which Bonds of such Series may be redeemed pursuant to Section 11.02.

       "SPECIAL REDEMPTION DETERMINATION REPORT": The report prepared by the Issuer pursuant to Section 12.11(d).

       "SPECIAL REDEMPTION PRICE": For any Bond of a Series to be redeemed pursuant to a special redemption, a redemption price equal to 100% of the outstanding principal amount of such Bonds or portion thereof (or the unpaid Accreted Value in the case of a Compound Interest Bond) to be redeemed together with accrued and unpaid interest thereon at the applicable Bond Interest Rate from the immediately preceding Payment Date specified in the Terms Indenture for a Series.

       "SPECIAL REDEMPTION RECORD DATE": With respect to any special redemption for Bonds of a Series, a date set forth in the Terms Indenture.

       "STANDARD HAZARD INSURANCE POLICY": With respect to a Pledged Loan, the hazard insurance policy issued by a company authorized to issue such policies in the state in which the Mortgaged Property securing such Pledged Loan is located.

       "STANDARD PROVISIONS INDENTURE": This instrument as originally executed. All references in this instrument designated "Articles," "Sections," "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this instrument as originally executed. The words "herein," "hereof," "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision.

       "STATED MATURITY": With respect to any Bond of a Series, the date specified in such Bond as the fixed date on which the final installment of the principal of such Bond is due and payable.

       "SUBSTITUTE MORTGAGE COLLATERAL": An item of Mortgage Collateral which is pledged to the Trustee pursuant to Section 3.11 of this Standard Provisions Indenture as security for a Series of Bonds.

       "SUBSEQUENT DELIVERY DATE": A date fixed by the Issuer for the substitution of an item of Substitute Mortgage Collateral for an item of Original Mortgage Collateral or another item of Substitute Mortgage Collateral.

       "SUPPLEMENTAL CUSTODIAL RESERVE FUND": The meaning specified in Section 12.08.

       "SUPPLEMENTAL DEBT SERVICE FUND": The meaning specified in Section 12.02.

       "TERMS INDENTURE": An indenture supplemental to this Standard Provisions Indenture that authorizes a particular Series.

       "TITLE INSURANCE POLICY": With respect to a Pledged Loan, the policy of mortgagee's title insurance issued in respect of the Mortgaged Property securing such Pledged Loan.

       "TRUST ESTATE": With respect to a Series, the meaning specified in the Granting Clause of the related Terms Indenture.

       "TRUST INDENTURE ACT" or "TIA": The Trust Indenture Act of 1939, as amended, as in force at the Date of Execution, unless otherwise specifically provided.

       "TRUSTEE": BANK, unless a successor Person shall have become the Trustee pursuant to the applicable provisions of this Standard Provisions Indenture, and thereafter "Trustee" shall mean such successor Person.

       "VA": The U.S. Veterans Administration or any successor thereof.

       "VA LOANS": Mortgage loans partially guaranteed by the VA under the Servicemen's Readjustment Act of 1944, as amended.

       "VOTING STOCK": Capital stock of a corporation of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the board of directors (or other governing body) of such corporation, other than capital stock having such power only by reason of the happening of a contingency.


                                ARTICLE TWO: BOND FORM

       Section 2.01. FORMS GENERALLY.

       The Bonds of a Series and the Trustee's certificate of authentication shall be in substantially the forms set forth in the related Terms Indenture, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Standard Provisions Indenture, or any Terms Indenture, and may have such letter, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with the rules of any securities exchange on which the Bonds may be listed, or as may, consistently herewith, be determined by the officers of the Issuer executing such Bonds, as evidenced by their execution of such Bonds. Any portion of the text of any Bond may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Bond.

       The definitive Bonds shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by any Terms Indenture or the rules of any securities exchange on which the Bonds may be listed, all as determined by the officers of the Issuer executing such Bonds, as evidenced by their execution of such Bonds.

       Section 2.02. FORM OF BOND.

       The form of each Class of Bonds for a Series shall be that specified in the Terms Indenture for such Series.


                               ARTICLE THREE: THE BONDS

       Section 3.01. AMOUNT UNLIMITED; BONDS ISSUABLE IN SERIES AND CLASSES; CERTAIN RELATED PROVISIONS.

       The aggregate principal amount of Bonds which may be authenticated and delivered under this Standard Provisions Indenture is unlimited.

       The Bonds may, pursuant to the Standard Provisions Indenture and the Terms Indenture, be issued in one or more Series, each of which Series may be issued in one or more Classes which may include one or more Classes of Compound Interest Bonds, and shall be designated generally as the "Mortgage-Collateralized Bonds" of the Issuer, with such further particular designations added or incorporated in such title for the Bonds of any particular Series or Class as the Owner-Trustee may determine. Each Bond shall bear upon the face thereof the designation so selected for the Series to which it belongs. All Bonds of the same Series and Class shall be identical in all respects except for the denominations thereof. All Bonds of all Classes within one Series at any time Outstanding (other than Compound Interest Bonds in such Series) shall be identical except for differences among the Bonds of the different Classes within such Series in Bond Interest Rates, priorities as to repayment of principal, First Mandatory Principal Payment Dates and Stated Maturities. All Bonds of a particular Series issued under this Standard Provisions Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery all in accordance with the terms and provisions of this Standard Provisions Indenture.

       Each Series of Bonds shall be created by a Terms Indenture authorized by the Owner-Trustee and establishing the terms and provisions of such Series. The several Series may differ as between Series, in respect of any of the following matters:

              (1)    designation of the Series;

              (2)    Accrual Date;

              (3) the number of Classes and the maximum aggregate principal amount of Bonds of each such Class which may be issued;

              (4)    the Bond Interest Rate for each Class;

              (5) the First Mandatory Principal Payment Dates and the Stated Maturities for each Class;

              (6) the respective percentage of the Excess Cash (a) payable as principal on the Bonds of such Series on each Payment Date and (b) payable to the Issuer on each such Payment Date.

              (7) Principal Priority Schedule and the basis for principal payments on the Bonds of a Class;

              (8)    place or places for the payment of principal;

              (9)    denominations;

              (10)   Payment Dates;

              (11) the Mortgage Collateral that will be included as part of the Collateral;

              (12) the amount, if any, to be deposited on the Delivery Date in the Collection Account for such Series;

              (13) the amount, if any, to be deposited on the Delivery Date in the Supplemental Debt Service Fund for such Series;

              (14) the amount, if any, to be deposited on the Delivery Date in the Buy-Down Fund for such Series;

              (15) the manner in which the Reserve Fund, if any, is to be funded and the amount, if any, to be deposited on the Delivery Date in the Reserve Fund for such Series;

              (16) the amount, if any, to be deposited on the Delivery Date in the Overcollateralization Fund for such Series;

              (17) the manner in which the Other Funds, if any, are to be funded and the amount, if any, to be deposited on the Delivery Date in such Other Funds for such Series;

              (18) the applicability of the special redemption provisions of Article Eleven;

              (19) the types of Insurance Policies required for the Pledged Loans, if any, to be included as part of the Collateral for such Series;

              (20) the provisions for optional redemption of the Bonds of such Series by the Issuer;

              (21) the provisions, if any, for optional redemption of the Bonds of such Series by the Bondholders;

              (22) provisions with respect to the following terms for which the definitions set forth in Article One hereof require or permit further specification in the related Terms Indenture:

              (a)    "Assumed Reinvestment Rate";

              (b)    "Bonds which are not Compound Interest Bonds";

              (c)    "Bond Value";

              (d)    "Buy-Down Pledged Loans";

              (e)    "Collateral";

              (f)    "Collateral Value";

              (g)    "Compound Interest Bonds";

              (h)    "Cut-off Date";

              (i)    "Debt Service Funds";

              (j)    "Eligible Investments";

              (k)    "First Mandatory Principal Payment Date";

              (l)    "GPM Collateral";

              (m)    "GPM GNMA Certificate";

              (n)    "GPM Pledged Loans";

              (o)    "Initial Bond Value";

              (p)    "Initial Collateral Value";

              (q)    "Initial Overcollateralization Amount";

              (r)    "Maximum Collateral Value Factor";

              (s)    "Minimum Collateral Value Factor";

              (t)    "Mortgage Insurer";

              (u)    "Mortgage Bankruptcy Bond";

              (v)    "Other Mortgage Certificate";

              (w)    "Outstanding Bond Value";

              (x)    "Paying Agent";

              (y)    "Pool Insurance Insurer";

              (z)    "Prepayment Interest Bond";

              (aa)   "Principal Priority Schedule";

              (bb)   "Redemption Price";

              (cc)   "Regular Record Date";

              (dd)   "Reinvestment Income";

              (ee)   "Repurchase Bond";

              (ff)   "Schedule of Mortgage Collateral";

              (gg)   "Special Hazard Insurer";

              (hh)   "Special Redemption Bond Value";

              (ii)   "Special Redemption Date";

              (jj)   "Special Redemption Record Date"; and

              (kk)   "Trust Estate";

              (23) any other provisions expressing or referring to the terms and conditions upon which the Bonds of that Series are to be issued under this Standard Provisions Indenture which are not in conflict with the provisions of this Standard Provisions Indenture.

       In authorizing the issuance of any Series, the Issuer shall determine and specify all matters in respect of the Bonds of such Series set forth in clauses (1) through (23) inclusive, and shall also determine and specify the forms of Bonds of such Series.

       Section 3.02. DENOMINATIONS.

       The Bonds of each Series shall be issuable as registered Bonds in the denominations set forth in the related Terms Indenture and one Bond of each Class of such Series in such denomination as may be necessary to represent the remainder of the initial aggregate principal amount of the Bonds of such Class of such Series.

       Section 3.03. EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

       The Bonds shall be executed on behalf of the Issuer by the Owner-Trustee not in its individual capacity but solely as owner-trustee under the Deposit Trust Agreement.

       Bonds bearing the manual or facsimile signatures of persons who were Authorized Officers at any time the Authorized Officers of the Owner-Trustee shall bind the Owner-Trustee, notwithstanding that such individuals or any of them have ceased to be Authorized Officers prior to the authentication and delivery of such Bonds or were not Authorized Officers at the date of such Bonds.

       At any time and from time to time after the execution and delivery of this Standard Provisions Indenture and the applicable Terms Indenture, the Issuer may deliver Bonds executed by the Issuer to the Trustee for authentication; and the Trustee shall authenticate and deliver such Bonds as provided in and subject to the conditions set forth in this Standard Provisions Indenture and the related Terms Indenture and not otherwise.

       Unless otherwise provided in the applicable Terms Indenture, each Bond shall be dated as of the date of its authentication, except that those Bonds delivered on the Delivery Date shall be dated as of the Issue Date.

       No Bond shall be entitled to any benefit under this Standard Provisions Indenture or be valid or obligatory for any purpose, unless there appears on such Bond a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized officers, and such certificate upon any Bond shall be conclusive evidence, and the only evidence, that such Bond has been duly authenticated and delivered hereunder.


       Section 3.04. TEMPORARY BONDS.

       Pending the preparation of definitive Bonds, the Issuer may execute, and upon Issuer Order, the Trustee shall authenticate and deliver temporary Bonds which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, substantially of the tenor of the definitive Bonds in lieu of which they are issued and with such variations as the Authorized Officers executing such Bonds may determine, as evidenced by their execution of such Bonds.

       If temporary Bonds are issued, the Issuer will cause definitive Bonds to be prepared without unreasonable delay. After the preparation of definitive Bonds, the temporary Bonds shall be exchangeable for definitive Bonds upon surrender of the temporary Bonds at the office or agency of the Issuer to be maintained as provided in Section 9.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Bonds, the Issuer shall execute and the Trustee, at the cost of the Issuer, shall authenticate and deliver in exchange therefor a like principal amount of definitive Bonds of the same Series and Class of authorized denominations. Until so exchanged the temporary Bonds shall in all respects be entitled to the same benefits under this Standard Provisions Indenture as definitive Bonds of the same Series and Class.

       Section 3.05. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

       The Issuer shall cause to be kept a Bond Register in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Bonds and the registration of transfers of Bonds. The Trustee is hereby appointed "Bond Registrar" for the purpose of registering Bonds and transfers of Bonds as herein provided.

       If a Person other than the Trustee is appointed by the Issuer as Bond Registrar, the Issuer will give the Trustee prompt written notice of the appointment of a Bond Registrar and of the location, and any change in the location, of the Bond Register, and the Trustee shall have the right to inspect the Bond Register at all reasonable times and to obtain copies thereof and the Trustee shall have the right to rely upon a certificate executed on behalf of the Bond Registrar by an Authorized Officer thereof as to the names and addresses of the Holders of the Bonds and the principal amounts and numbers of such Bonds.

       Upon surrender for registration of transfer of any Bond at the office or agency of the Issuer to be maintained as provided in Section 9.02, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferee, one or more new bonds of any authorized denominations of the same Series and Class and of a like aggregate principal amount.

       No transfer, sale, pledged or other disposition of a Bond shall be made to any employee benefit plan that is subject to the Employee Retirement Income Securities Act of 1974, as amended ("ERISA"), or described in
       Section 4975(e)(1) of the Code, or an entity whose underlying assets include the assets of any such plan, unless the Holder and the Trustee are provided with a certification and Opinion of Counsel which establish to the satisfaction of the Holder and the Trustee that such disposition will not constitute a prohibited transaction under ERISA or Section 4975 of the Code. The Seller or the Trustee may require that the prospective transferee of a Holder of a Bond desiring to transfer any such Bond certify to the Seller and the Trustee in writing the facts establishing that such transferee is not a plan subject to ERISA or described in
       Section 4975(e)(1) of the Code.

       No transfer or sale of any Bond shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, the Seller may, and the Trustee shall, require an Opinion of Counsel, which counsel may, if otherwise acceptable, be an employee of the transferee or transferor, in form and substance satisfactory to the Holder and the Trustee that such transfer may be made pursuant to an exemption from said Act and laws or is being made pursuant to said Act and laws; PROVIDED, HOWEVER, that no such Opinion of Counsel shall be required in relation to transferee taking directly from the Issuer in connection with the initial sale by the Bonds purchased by it from the Holder. The costs of any of the foregoing certifications or Opinions of Counsel shall not be charged to any of the Holder, the Trustee or the Issuer.

              (c) Each Person who has or who acquires an beneficial or other interest in a Bond shall be deemed by the acceptance or acquisition of such interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Trustee or its designee as its attorney-in-fact to execute all instruments of transfer and to do all other things necessary, and the rights of each Person acquiring such interest in a Class 1-R Bond are expressly subject to the following provisions:

              (i) Each Person holding or acquiring such interest in a Class 1-R. bond shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

              (ii) No such interest in a Class 1-R Bond may be transferred without the express written consent of the Trustee. The Trustee shall consent to a proposed transfer of such interest in a Class 1-R Bond only if the Trustee has been provided, in form and substance satisfactory to it, the following:

                     (A) a statement under penalty of perjury proposed
              transferee that such transferee is a Permitted Transferee and that no purpose of the transfer is to impede the assessment or collection of tax; and

                     (B) an express covenant by the proposed Transferee to be bound by and to abide by the provisions of this Standard Provisions Indenture and the related restrictions set forth on the face of the Class 1-R Bond as the case may be.

In addition to requiring the above, the Trustee shall require an Opinion of Counsel stating that the transfer will not result in the transfer of the Class 1-R bond to someone other than a Permitted Transferee.

       (iii) Any attempted or purported transfer of such interest in a Class Bond in violation of the provisions of this Section shall be absolutely null and void and shall vest no rights in the purported transferee. The Trustee shall be entitled to recover from any purported transferee of a Class 1-R Bond that was in fact not a Permitted Transferee at the time such Class 1-R Bond was registered in its name on the Certificate Register all payments made on such Class 1-R Bond. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the prior Holder of Class 1-R Bond.

The Trustee is hereby authorized and directed to provide to the Internal Revenue Service and to any Holder or transferor of a Class R Bond or any such other person specified in Section 860E(e)(3) or (e)(6), a computation showing the present value of the total anticipated excess inclusions with respect to the Class 1-R Bond for periods after the transfer, to make available any other information necessary for compliance with Section 860E(e) of the Code, and to maintain records and information sufficient to make any calculations that maybe be required pursuant to such section.

At the option of the Holder, Bonds may be exchanged for other Bonds of any authorized denominations of the same Series and Class and of the like aggregate principal amount, upon surrender of the Bonds to be exchanged at such office or agency. Whenever any Bonds are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Bonds which the Bondholder making the exchange is entitled to receive.

All Bonds issued upon any registration of transfer or exchange of Bonds shall be the valid obligations of the Issuer, evidencing the same debt and entitled to the same benefits under this Standard Provisions Indenture as the Bonds surrendered upon such registration of transfer or exchange.

Every Bond presented or surrendered for registration of transfer or exchange shall (if so required by the Issuer or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company or by a member firm of a national securities exchange, and such other documents as the Trustee may require.

No service charge shall be made to a Holder for any registration of transfer or exchange of Bonds, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Bonds, other than exchanges pursuant to Sections 3.04 and 10.06 not involving any transfer.

       Section 3.06. MUTILATED, DESTROYED, LOST OR STOLEN BONDS.

       If (i) any mutilated Bond is surrendered to the Trustee, or the Issuer and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Bond, and (ii) there is delivered to the Issuer and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Issuer or the Bond Registrar that such Bond has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Bond, a new Bond of the same Series, Class, tenor and principal amount, bearing a number not contemporaneously outstanding; provided, however, that if any such mutilated, destroyed, lost or stolen Bond shall have become or shall be about to become due and payable, or shall have been selected or called for redemption, instead of issuing a new Bond, the Issuer may pay such Bond without surrender thereof, except that any mutilated Bond shall be surrendered.

       Upon the issuance of any new Bond under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

       Every new Bond issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Bond shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Bond shall be at any time enforceable by anyone, and shall be entitled to all of the benefits of this Standard Provisions Indenture equally and proportionately with any and all other Bonds of the same Series and Class duly issued hereunder.

       The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds.

       Section 3.07. PAYMENT OF PRINCIPAL AND INTEREST; PRINCIPAL AND INTEREST RIGHTS PRESERVED.

       (a) Except for any Compound Interest Bonds included in a Series, the Bonds of each Class of such Series shall bear interest at the Bond Interest Rate for the Bonds of such Class of such Series, which interest shall be due and payable on each Payment Date on the unpaid principal amount of the Bonds of such Class of such Series determined as of the close of business on the date specified in the related Terms Indenture, commencing on the date specified in the related Terms Indenture and continuing on each Payment Date thereafter until the entire unpaid principal amount of the Bonds of such Class of such Series is paid, whether by acceleration or otherwise, and (to the extent lawful and enforceable) shall bear interest on overdue interest at the Bond Interest Rate for the

       Bonds of such Class of such Series.

       (b) Until there is paid the entire unpaid principal amount of each Class of Bonds of a Series which is not a Compound Interest Bond having an earlier Stated Maturity than a particular Class of Compound Interest Bonds, interest on such Compound Interest Bonds of such Series shall be compounded at the Bond Interest Rate of such Compound Interest Bonds on each Payment Date on the unpaid Accreted Value of such Compound Interest Bonds determined as of the close of business on the date specified in the related Terms Indenture, commencing on the date specified in the related Terms Indenture, and continuing on each Payment Date thereafter. On the Payment Date on which the entire unpaid principal amount of each Class of Bonds of such Series having an earlier Stated Maturity than a particular Class of Compound Interest Bonds is paid in full, any remaining portion of the amount then payable on such Payment Date shall be paid as interest on such Compound Interest Bonds of such Series and, to the extent such amount is less than the amount of the interest accrued on such Compound Interest Bonds since the immediately preceding Payment Date, the difference shall be added to the Accreted Value of the Bonds of such Class of such Series. Thereafter, such Compound Interest Bonds shall bear interest at the Bond Interest Rate for such Compound Interest Bonds which interest shall be due and payable on each Payment Date as specified in the related Terms Indenture on the unpaid Accreted Value of such Compound Interest Bonds determined as of the close of Business on the date specified in the related Terms Indenture, until the entire unpaid Accreted Value of such Compound Interest Bonds is paid, whether by acceleration or otherwise, and (to the extent lawful and enforceable) shall bear interest on overdue interest as the Bond Interest Rate for the Bonds of such Class of such Series. Notwithstanding the foregoing, in the event that each Class of Bonds of such Series having an earlier Stated Maturity than a particular Class of Compound Interest Bonds are paid in full and that the payment of principal and interest on the Mortgage Collateral securing such Series is insufficient at that time to pay the full amount of required interest on any Compound Interest Bond on any Payment Date, the amount of interest which is not available shall be added to the Accreted Value of such Compound Interest Bonds.

       (c) Unless otherwise provided in the related Terms Indenture, the principal of the Bonds of a Series shall be payable commencing on the date specified in the related Terms Indenture, and continuing on each Payment Date thereafter until the entire unpaid principal amount of the Bonds of such Series is paid, in an amount equal to the sum of (i) the Required Principal Payment and (ii) percentage, if any, of the Excess Cash specified in the related Terms Indenture. All payments of principal on the Bonds of a Series shall be applied to the Classes of such Bonds as specified in the related Terms Indenture and shall be allocated on a random lot, pro rata or other selection basis as specified in such Terms Indenture. Monies in the Reserve Fund, the Overcollateralization Fund or the Other Funds for such Series shall be withdrawn to the extent required to make required payments of principal of and interest on the Bonds of such Series and to pay in full any Class of Bonds of such Series by its Stated Maturity.

       (d) Interest and principal shall be payable by electronic transfer or by check (subject to collection) mailed to the Person entitled thereto at his address as it appears on the Bond Register, except for the final payment due on Maturity of a Bond of a Series, which shall be made only upon presentation and surrender of the Bond at the office or agency of the Issuer maintained for that purpose as provided in Section 9.02. In the case of any Bond upon which the final payment is due on the Maturity of such Bond, the Issuer or, at the Issuer's request, the Trustee in the name and at the expense of the Issuer, shall notify the Person entitled thereto at his address as it appears on the Bond Register that such Bond is to be paid in full. Such notice shall be mailed 10 days, and in any event not later than five days, prior to the Payment Date on which the final payment is to be made on such Bond and shall specify the place where such Bond may be presented and surrendered for final payment.

       (e) Interest and principal on the Bonds of a Series shall be payable solely from the proceeds of the Trust Estate Granted in the related Terms Indenture unless otherwise provided in such Terms Indenture Interest on the Bonds of a Series will be computed on the basis of a 360-day year consisting of 12 months of 30 days each.

       (f) The Holders of the Bonds of a Class as of the Regular Record Date in respect of a Payment Date shall be entitled to the interest accrued and payable and principal payable on such Payment Date with respect to the Bonds of such Class. Payments to such Holders shall be made in the proportion which the unpaid principal balance of the Bonds of such Class registered in the name of each such Holder on such Regular Record Date bears to the aggregate unpaid principal balance of all Bonds of such Class on such Regular Record Date. Any such payments that are mailed and returned to the Paying Agent shall be held for payment as herein provided at the office or agency of the Trustee.

       (g) If any Bond of a Series or portion thereof is called for redemption on a Redemption Date or Special Redemption Date after the Regular Record Date in respect of a Payment Date and on or before such Payment Date, and notice of redemption has been mailed and funds for such redemption have been duly provided, interest accrued to the date specified in the related Terms Indenture for such Bonds shall be paid only against surrender of the Bonds for redemption in accordance with said notice.

       (h) Subject to the foregoing provisions of this Section, each Bond of a Series delivered under this Standard Provisions Indenture and its related Terms Indenture upon registration of transfer of or in exchange for or in lieu of any other Bond shall carry the rights to unpaid interest and principal that were carried by such other Bond.

       Section 3.08. PERSONS DEEMED OWNERS.

       Prior to due presentment for registration of transfer of any Bond, the Issuer, the Trustee and any agent of the Issuer or of the Trustee may treat the Person in whose name any Bond is registered as the owner of such Bond for the purpose of receiving payments of principal, premium, if any, and interest on such Bond and for all other purposes whatsoever (whether or not such Bond is overdue), and neither the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

       Section 3.09. CANCELLATION.

       All Bonds surrendered for payment, registration or transfer, exchange or redemption shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Issuer may at any time deliver to the Trustee for cancellation any Bonds previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Bonds so delivered shall be promptly canceled by the Trustee. No Bonds shall be authenticated in lieu of or in exchange for any Bonds canceled as provided in this Section, except as expressly permitted by this Standard Provisions Indenture. All canceled Bonds held by the Trustee shall be destroyed unless the Issuer shall direct by an Issuer Order that they be returned to it.

       Section 3.10. LIMITED RIGHT TO SUBSTITUTE COLLATERAL

       (a) On any Subsequent Delivery Date for any Series, the Issuer shall have the right to pledge to the Trustee under this Standard Provisions Indenture as security for the Bonds of such Series, in substitution for any one or more items of Original Mortgage Collateral or Substitute Mortgage Collateral securing such Series, one or more items of Substitute Mortgage Collateral as long as each such item of Substitute Mortgage Collateral has (i) an Outstanding Bond Value at least equal to the Outstanding Bond Value of the item of Original Mortgage Collateral or Substitute Mortgage Collateral for which such item of Substitute Mortgage Collateral is substituted, in each case determined on the last preceding Due Date with respect to such item of Mortgage Collateral before taking into account payments received by the Trustee on such Due Date, and (ii) an interest rate within one percentage point of, and a Maturity Date not later than, the item of Original Mortgage Collateral securing such Series as of the Delivery Date for such Series; provided, however, that only GNMA Certificates may be substituted for GNMA Certificates; Freddie Mac PCs, FNMA MBSs or GNMA Certificates may be substituted for Freddie Mac PCs or FNMA MBSs; Mortgage Certificates and Pledged Loans may be substituted for Pledged Loans; and Other Mortgage Certificates of equal or better quality as the Other Mortgage Certificate for which it is substituted may be substituted for Other Mortgage Certificates.

       (b) The Issuer shall, to secure the Bonds of such Series, in exchange for each such item of Original Mortgage Collateral or Substitute Mortgage
       Collateral:

              (1) deliver to the Trustee the Substitute Mortgage Collateral which pursuant to such delivery shall become subject to the lien of this Standard Provisions Indenture following the Subsequent Delivery Date; and

              (2) deliver to the Trustee cash, to be deposited by the Trustee in the Collection Account with respect to such Series, in an amount determined according to the following:

                     (A) determine the difference between (i) the Bond Value of such Original Mortgage Collateral or Substitute Mortgage Collateral being released from the lien of this Standard Provisions Indenture and (ii) the Bond Value of such Substitute Mortgage Collateral as of the Subsequent Delivery Date; provided, however, that if such difference is negative, the amount determined pursuant to this clause
                     (A) shall be zero;

                     (B) calculate the interest on the amount determined pursuant to clause (A) which would have been earned, at the rate equal to (i) the highest Bond Interest Rate minus (ii) the Assumed Reinvestment Rate, from the Subsequent Delivery Date to the immediately succeeding Due Date; and

                     (C) determine the amount equal to the sum of the amounts determined pursuant to clauses (A) and (B), which amount is the amount to be delivered to the Trustee pursuant to this
                     Section 3.10.

       (c) Upon substitution in accordance with Sections 3.10(a) and 3.10(b), all of the Issuer's right, title and interest to the item of Substitute Mortgage Collateral shall be assigned to the Trustee pursuant to Section 4.02(3) of this Standard Provisions Indenture, and the Issuer shall receive (1) the item of Original Mortgage Collateral or Substitute Mortgage Collateral for which the item of Substitute Mortgage Collateral was substituted, (2) all Collateral Proceeds received by the Trustee on such item of Original Mortgage Collateral or Substitute Mortgage Collateral on the Due Date immediately prior to the Subsequent Delivery Date, (3) all amounts deposited in the Collection Account with the Trustee with respect to such item of Mortgage Collateral on the Delivery Date of such item of Original Mortgage Collateral or Substitute Mortgage Collateral if the Subsequent Delivery Date is prior to the first Payment Date and (4) any investment earnings on such Collateral Proceeds and such amounts deposited in the Collection Account. The Issuer also shall deposit any required amounts relating to the item of Substitute Mortgage Collateral into the Debt Service Funds, the Reserve Fund, the Overcollateralization Fund or the Other Funds hereunder and shall be entitled to receive any amounts on deposit in any such fund or account relating to the item of Original Mortgage Collateral or Substitute Mortgage Collateral for which the item of Substitute Mortgage Collateral is being substituted.

       (d) The Trustee shall also receive, not later than the time of delivery of the item of Substitute Mortgage Collateral, a certificate of a firm of Independent certified public accountants of national reputation acceptable to the Trustee, pursuant to Section 4.01(6) of this Standard Provisions Indenture, stating the fair value of the item of Substitute Mortgage Collateral, verifying the calculation of the Outstanding Bond Value of such item of Substitute Mortgage Collateral and the Outstanding Mortgage Collateral Amount of Substitute Mortgage Collateral or Original Mortgage Collateral for which it is substituted, and the amount of Principal Prepayments, if any, with respect to such item of Substitute Mortgage Collateral since the immediately prior Due Date and verifying the amount, if any, required to be deposited in the Debt Service Funds, the Reserve Fund, the Overcollateralization Fund or the Other Funds for such Series as the result of such substitution and that such substitution will not lengthen the Stated Maturity of any Class of Bonds of such Series; an Authorized Officer's Certificate of the Issuer pursuant to
       Section 4.02(9) of this Standard Provisions Indenture; an Opinion of Counsel, dated the date of delivery of the item of Substitute Mortgage Collateral, pursuant to Section 4.02(16) of this Standard Provisions Indenture; and, to the extent that any item of Substitute Mortgage Collateral substituted for an item of Original Mortgage Collateral is an item of GPM Collateral, a certificate of a firm of Independent certified public accountants of national reputation acceptable to the Trustee stating that such firm has verified that the Issuer's calculations show that, in the event of Principal Prepayments on all Mortgage Collateral securing such Series which is not GPM Collateral, the principal and interest payments on the remaining

       Mortgage Collateral securing such Series will be sufficient to pay the principal and interest on the Bonds of such Series in accordance with
       Section 3.07. The documents required pursuant to the above-referenced Standard Provisions Indenture provisions are hereby deemed qualified to the extent said provisions are inapplicable to the substitution of the item of Substitute Mortgage Collateral.

       (e) Notwithstanding any other provision of this Section to the contrary, any item of Substitute Mortgage Collateral which is a Pledged Loan and which is substituted for an item of Mortgage Collateral which is a Pledged Loan shall meet the following additional conditions: (1) such Pledged Loan must have a Loan-to-Value Ratio which is equal to or lower than the Loan-to-Value Ratio of the Pledged Loan for which it is substituted; (2) the Mortgaged Property securing such Pledged Loan must be the primary residence of the Mortgagor unless the Mortgaged Property securing the Pledged Loan for which it is substituted is either investor owned or a second residence in which case such Pledged Loan may be secured by a Mortgaged Property of comparable status; (3) such Pledged Loan may not be a Buy-Down Pledged Loan if substituted for a Pledged Loan which is a Pledged Loan on which principal and interest is paid on a level debt service basis; (4) such Pledged Loan must be covered by a Primary Mortgage Insurance Policy and an Excess Coverage Mortgage Insurance Policy securing such Pledged Loan 100% against any loss sustained by reason of nonpayment the Mortgagor if the Pledged Loan for which is it substituted has similar coverage; (5) such Pledged Loan may not be secured by a mortgage or deed of trust on a condominium if substituted for a Pledged Loan secured by a mortgage or deed of trust on a single family attached or single family detached home; (6) such Pledged Loan may not be secured by a mortgage or deed of trust on a single-family attached home if substituted for a Pledged Loan secured by a mortgage or deed of trust on a single-family detached home; and (7) such Pledged Loan must be covered by a Primary Mortgage Insurance Policy or a combination of a Primary Mortgage Insurance Policy and an Excess Coverage Mortgage Insurance Policy insuring such Pledged Loan 100% against any loss sustained by reason of non-payment by the Mortgagor if the Pledged Loan for which it is substituted has similar coverage. An Authorized Officer shall certify to the Trustee that these additional conditions are satisfied.


                  ARTICLE FOUR: AUTHENTICATION AND DELIVERY OF BONDS

       Section 4.01. GENERAL PROVISIONS.

       At any time after the execution and delivery of this Standard Provisions Indenture, Series 1 Bonds may from time to time be executed by the Issuer and delivered to the Trustee for authentication and thereupon the same shall be authenticated and delivered by the Trustee upon Issuer Request and upon compliance with the conditions of Section 4.02, and upon receipt by the Trustee of the following:

              (1) an Issuer Order authorizing the execution, authentication and delivery of the Bonds and specifying the Classes of the Bonds and their respective Stated Maturities of principal and the principal amounts and Bond Interest Rates of each Class of the Bonds to be authenticated and delivered;

              (2) the Terms Indenture, accompanied by an Issuer order authorizing the Terms Indenture, designating the Bonds to be created and prescribing, consistent with the applicable provisions of this Indenture, the terms and provisions relating to the Bonds;

              (3) either (i) an officer's certificate of the Depositor attesting to the due authorization, approval or consent of any governmental body or bodies, at the time having jurisdiction in the premises, together with an Opinion of Counsel that the Trustee is entitled to rely thereon and that the authorization, approval or consent of no other governmental body is required for the valid issuance of the Bonds, or (ii) an opinion of Counsel that no such authorization, approval or consent of any governmental body is required except for such registrations as are required under the Securities Act of 1933 and the "Blue Sky", securities and real estate syndication laws of any State;

              (4) an Opinion of Counsel addressed to the Trustee to the effect that:

                     (i) all instruments furnished to the Trustee in connection with such Bonds conform in all material respects to the requirements of this Standard Provisions Indenture and constitute sufficient authority hereunder for the Trustee to authenticate and deliver the Bonds then applied for;

                     (ii) all conditions precedent provided for in this Standard Provisions Indenture relating to the authentication and delivery of the Bonds then applied for have been complied with by the Issuer in accordance with the provisions of the related Terms Indenture;

                     (iii) all laws and requirements with respect to the form and execution by the Issuer of the related Terms Indenture and the execution and delivery by the Issuer of the Bonds then applied for have been complied with;

                     (iv) the Owner-Trustee has the corporate power to execute and deliver the Deposit Trust Agreement and has duly taken all necessary corporate action for those purposes;

                     (v) the Deposit Trust Agreement is the valid, legal and binding agreement of the Owner-Trustee (in its individual capacity), enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency and other laws affecting the enforcement of creditors rights generally and general principles of equity (regardless of whether such enforceability is considered in a Proceeding in equity or at law); the Trust is a trust created under the laws of the state specified in the Deposit Trust Agreement; and the issuance of the Bonds is in conformity with the terms of and duly authorized by the Deposit Trust Agreement;

                     (vi) the Owner-Trustee has the power under the Deposit Trust Agreement to execute and deliver the related Terms Indenture (and, in the case of the first Series to be authenticated and delivered hereunder, this Standard Provisions Indenture), and to issue such Bonds and has duly taken all necessary action for those purposes; and

                     (vii) this Standard Provisions Indenture is, and the related Terms Indenture as executed and delivered and the Bonds then applied for, when issued, delivered, authenticated and paid for, will be the valid legal and binding obligations of the Issuer enforceable in accordance with their terms, subject to bankruptcy, reorganization, insolvency and other laws affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether such enforceability is considered in a Proceeding in equity or at law);

              (5) an Authorized Officer's Certificate stating that the Issuer is not in default under this Standard Provisions Indenture and that the issuance of the additional Bonds applied for will not result in a breach of any of the terms, conditions or provisions of, or constitute a default under, the Deposit Trust Agreement, indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any Proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject; and that all conditions precedent provided in this Standard Provisions Indenture relating to the authentication and delivery of the additional Bonds applied for have been complied with;

              (6) a certificate of a firm of Independent certified public accountants of national reputation acceptable to the Trustee (i) stating the fair value of the Mortgage Collateral securing such Series and any securities contributed to the Supplemental Debt Service Fund, the Buy-Down Fund, the Reserve Fund, the Overcollateralization Fund or the Other Funds for such Series assigned to the Trustee as the basis for the authentication and delivery of the Bonds, (ii) stating that they have confirmed the accuracy of certain data set forth by them in such certificate contained on the computer tape or written copy furnished by the Issuer for the Pledged Loans and the Mortgage Certificates (the "Mortgage Collateral Data") by comparing such data to information contained in mortgage loan files furnished by the Issuer and in such other sources as shall be specified by them in such certificate (iii) confirming the Initial Outstanding Mortgage Collateral Amount for each item of the Mortgage Collateral securing such Series by reference to such sources as shall be specified by them, and
              (v) confirming that they have performed the following procedures (which do not constitute an examination in accordance with generally accepted auditing standards):

              (A) they have verified that the data used in the calculations described in (B) through (J) below was accurately taken from the Mortgage Collateral Data file referred to in (ii) above;

              (B) using the assumptions and methodology derived from the definition of "Initial Bond Value" in this Standard Provisions Indenture and set forth in detail in such certificate, they have recomputed the Initial Bond Value for each item of Mortgage Collateral securing such Series and found each recomputation to be in agreement with the Issuer's calculation thereof;

              (C) using the assumptions and methodology derived from this Standard Provisions Indenture and described in detail in such certificate, they have recomputed the required amount to be deposited on the Delivery Date in the Supplemental Debt Service Fund for such Series and found such recomputation to be in agreement with the Issuer's calculation thereof;

              (D) using the assumptions and methodology derived from this Standard Provisions Indenture and described in detail in such certificate, they have recomputed the required amount to be deposited on the Delivery Date in the Buy-Down Fund for such Series and found such recomputation to be in agreement with the Issuer's calculation thereof;

              (E) using the assumptions and methodology derived from this Standard Provisions Indenture and described in detail in such certificate, they have tested the clerical accuracy and methodology of the Issuer's calculations used in calculating the required amounts to be deposited, if any, on the Delivery Date in the Overcollateralization Fund for such Series;

              (F) using the assumptions and methodology derived from this Standard Provisions Indenture and described in detail in such certificate, they have tested the clerical accuracy and methodology of the Issuer's calculations used in calculating the required amounts to be deposited on the Delivery Date in the Other Funds for such Series;


              (G) using the assumptions and methodology derived from this Standard Provisions Indenture and described in detail in such certificate, they have tested the clerical accuracy and methodology of the Issuer's calculations used in calculating the amount to be deposited in the Collection Account for such Series during each Due Period with respect to (i) the principal and interest due and payable on the Mortgage Collateral securing such Series, and (ii) transfers from the Supplemental Debt Service Fund, the Buy-Down Fund, the Reserve Fund, the Overcollateralization Fund and the Other Funds for such Series (based on the assumptions set forth in such certificate) on or prior to each Payment for such Series;

              (H) using the assumptions and methodology derived from this Standard Provisions Indenture and described in detail in such certificate, they have recomputed the amount to be deposited, if any, in the Collection Account for such Series on the Delivery Date pursuant to Section 4.02(17) below and found such recomputation to be in agreement with the Issuer's calculation thereof;

              (I) using the assumptions and methodology derived from this Standard Provisions Indenture and described in detail in such certificate, they have recomputed the Reinvestment Income on each portion of the Trust Estate for such Series which can be earned in each Due Period through the investment of the amounts described in paragraphs (G) and (H) above at the applicable Assumed Reinvestment Rates and based upon such assumptions with respect to the date of receipt and investment of payments on the Mortgage Collateral securing such Series as shall be specified in such certificate;

              (J) using the assumptions and methodology derived from this Standard Provisions Indenture and described in detail in such certificate, they have recomputed the amount of principal of and interest on the Bonds of such Series which would be payable on each Payment Date in accordance with the terms hereof and of such Bonds (assuming no Principal Prepayments on the Mortgage Collateral securing such Series and receipt of payments and the reinvestment thereof as shown in the Issuer's calculations described in paragraphs (G), (H) and (I) above); and

              (vi) based upon the above-specified procedures, such firm has determined that:

              (A) the Initial Bond Value for each category of the Mortgage Collateral securing such Series specified in such certificate does not exceed the maximum amount thereof permitted by the terms of this Standard Provisions Indenture and the related Terms Indenture and the aggregate Initial Bond Values for the Mortgage Collateral securing such Series, together with the amount required to be deposited to the Collection Account for such Series pursuant to
              Section 4.02(17)(c) hereof, are at least equal to the principal amount of the Bonds of such Series being issued on the Delivery Date;

              (B) for each Due Period, the aggregate of the amounts set forth in the Issuer's calculations described in clauses (v)(G), (v)(H) and
              (v)(I) above equals or exceeds, without giving effect to the Excess Cash, the aggregate amount of principal of and interest on the Bonds of such Series payable on the following Payment Date, as set forth in the Issuer's calculations described in clause (v)(J) above;

              (C) the calculations set forth in clauses (v)(A) through (v)(J) above, inclusive, show the Bonds of such Series will be retired by their Stated Maturity assuming no Principal Prepayment and without giving effect to the Excess Cash;

              (D) to the extent GPM Collateral is not valued on a level debt service basis, the calculations set forth in clauses (iv)(A) through (iv)(J) above show that, in the event of Principal Prepayments on all Mortgage Collateral securing such Series which is not GPM Collateral so valued, the principal and interest payments on the remaining Mortgage Collateral securing such Series will be sufficient to pay the principal and interest on the Bonds of such Series in accordance with the terms of this Standard Provisions Indenture and the related Terms Indenture; and

              (7) such other documents as the Trustee may reasonably require.

       Section 4.02. SECURITY FOR BONDS.

       Series No. 1 Bonds may be executed by the Issuer and delivered to the Trustee for authentication and thereupon the same shall be authenticated and delivered to the Issuer by the Trustee upon Issuer Order and upon delivery by the Issuer to the Trustee, and receipt by the Trustee of the following:

       (1) Back-up Servicing Agreement. Evidence of the execution of the Back-up Servicing Agreement, if any, with respect to such Series.

       (2) Assignment of Mortgage Certificates. The assignment of all of the Issuer's right, title and interest in and to Mortgage Certificates securing such Series having aggregate Initial Bond Values, together with the aggregate Initial Bond Values of the Pledged Loans securing such Series, which, when taken together with the deposit required pursuant to
       Section 4.02(17)(c), are at least equal to the original principal amount of the Bonds of such

       Series. The Trustee shall use its best efforts to cause each such Mortgage Certificate to be registered in the name of the Trustee so that the Trustee shall be the holder of record thereof on or prior to the last Business Day of the month immediately preceding the Issue Date. In the event the Trustee is not the holder of record on such date, the Trustee shall cause each such Mortgage Certificate to be registered in the name of the Trustee on or prior to the last Business Day of the month in which the Issue Date occurs and the Issuer shall cause a deposit to be made in the Collection Account in accordance with Section 4.02(17)(b).

       (3) Assignment of Pledged Loans. The assignment of all of the Issuer's right, title and interest in and to the Pledged Loans securing such Series having aggregate Initial Bond Values, together with the aggregate Initial Bond Values of the Mortgage Certificates securing such Series, which, when taken together with the deposit required pursuant to Section 4.02(17)(c), are at least equal to the principal amount of the Bonds of such series together with the related Loan Documents. Unless otherwise set forth in the Terms Indenture, the Trustee shall cause each such Pledged Loan to be recorded in the name of the Trustee (or its nominee) on or prior to the last Business Day of the month immediately preceding the Issue Date for such Series.

       (4) Supplemental Debt Service Fund. With respect to each item of GPM Collateral securing such Series valued on a level debt service basis in calculating its Initial Bond Value, evidence of funding of the Supplemental Debt Service Fund for such Series in the form of cash, Certificates of Deposit or Letters of Credit in an amount, if any, together with Reinvestment Income thereon at the applicable Assumed Reinvestment Rate with respect to such item of GPM Collateral, sufficient to pay the greater of (a) the aggregate remaining Deficiency with respect to such item of GPM Collateral together with Reinvestment Income thereon at the applicable Assumed Reinvestment Rate (computed on a Due Period basis) or (b) the amount,if any, by which the Initial Bond Value of such item of GPM Collateral (calculated by valuing the scheduled payments on such item of GPM Collateral on a level debt service basis) exceeds the Initial Outstanding Mortgage Collateral Amount of such item of GPM Collateral. The Issuer will be required to value all or a portion of the GPM Collateral securing such Series on a level debt service basis if it is determined that the payments of principal and interest on the Mortgage Collateral securing such Series may be insufficient to meet debt service requirements on each Class of Bonds of such Series which is not a Compound Interest Bond in accordance with Section 3.07. Such determination shall be made prior to the Delivery Date for such Series.

       (5) Buy-Down Fund. Evidence of funding of the Buy-Down Fund for such Series in the form of cash, Certificates of Deposit or Letters of Credit in an amount, together with Reinvestment Income thereon at the applicable Assumed Reinvestment Rate, sufficient to pay the aggregate remaining Shortfall with respect to each Buy-Down Pledged Loan securing such Series together with Reinvestment Income thereon at the applicable Assumed Reinvestment Rate (computed on a Due Period basis).

       (6) Reserve Fund. Evidence of funding the Reserve Fund for such Series in the form of cash, Certificates of Deposit or Letters of Credit in an amount specified in the related Terms Indenture.

       (7) Overcollateralization Fund. Evidence of funding of the Overcollateralization Fund for such Series in the form of cash, Certificates of Deposit or Letters of Credit in an amount specified in the related Terms Indenture.

       (8) Other Funds. Evidence of funding of the Other Funds for such Series described in the related Terms Indenture in the form of cash, Certificates of Deposit or Letters of Credit in an amount specified in the related Terms Indenture.

       (9) Certificate of the Issuer. An Authorized Officer's Certificate from the Issuer, dated as of the date of the Issuer Order, to the effect that, in the case of each Mortgage Certificate or Pledged Loan securing such Series and immediately prior to the delivery thereof on the Delivery Date for such Series:

              (a) The Issuer is the pledgee or owner of such Mortgage Certificate or Pledged Loan;

              (b) The Issuer has acquired, or acquired its security interest in, such Mortgage Collateral in good faith without notice of any adverse claim;

              (c) The Issuer has not assigned any interest or participation in such Mortgage Collateral (or, if any such interest or participation has been assigned, it has been released);

              (d) The Issuer has full right, and the Deposit Trust Agreement authorizes the Owner-Trustee on behalf of the Issuer, to Grant a security interest in and assign and pledge such Mortgage Collateral to the Trustee;

              (e) The Special Hazard Insurance Policy, if required, is in effect with respect to such Pledged Loan;

              (f) The Mortgage Bankruptcy Bond, if required, is in effect with respect to such Pledged Loan;

              (g) The Prepayment Interest Bond, if required, is in effect with respect to such Pledged Loan;

              (h) The Repurchase Bond, if required, is in effect with respect to such Pledged Loan;

              (i) With respect to each such Freddie Mac PC, FNMA MBS or Other Mortgage Certificate, all payments of principal of and interest on such Freddie Mac PC, FNMA MBS or Other Mortgage Certificate required to be made through the month preceding the month in which the Delivery Date occurs have been made;

              (j) With respect to each such Freddie Mac PC, FNMA MBS or Other Mortgage Certificate the information set forth with respect to such Freddie Mac PC, FNMA MBS or Other Mortgage Certificate in the Schedule of Mortgage Collateral for the Bonds of such Series is correct; and

              (k) With respect to each such Pledged Loan, each of the requirements for Pledged Loans securing such Series set forth in the Terms Indenture for such Series is satisfied.

       (10) Certificate of the Servicer of a Pledged Loan. To the extent requested by the Issuer, an Officers' Certificate from each Servicer of a Pledged Loan securing such Series, dated as of the date of the Issuer Order for such Series, as required by the applicable Servicing Agreement.

       (11) Certificate as to the Servicer of a GNMA Certificate. An Authorized Officer's Certificate of the Issuer, or the Servicer, dated as of the date of the Issuer Order, to the effect that, in the case of each GNMA Certificate securing such Series and immediately prior to the delivery thereof to the Trustee:

              (a) There are no defaults by the Servicer in complying with the terms of such GNMA Certificate, and all payments of principal of and interest on such GNMA Certificate theretofore required to be made through the month preceding the month in which the Delivery Date occurs have been made;

              (b) The information set forth with respect to such GNMA Certificate in the Schedule of Mortgage Collateral for such Series is correct; and

              (c) No event of default by the Servicer has occurred under the guaranty agreement between the Servicer and GNMA pursuant to which such GNMA Certificate was issued and all preconditions to issuance of such GNMA Certificate pursuant to such guaranty agreement were met prior to its issuance.

       (12) Deposit to the Supplemental Custodial Reserve Fund. Evidence of a deposit to the Supplemental Custodial Reserve Fund for such Series equal to the amount required by Section 12.08 if the Delivery Date of the Bonds of such Series is after the day of the month on which the Trustee receives the monthly deposits from the Pledged Loans securing such Series.

       (13) Certificate of Mortgage Insurer. An Officers' Certificate from the Mortgage Insurer, dated as of the Issuer Order, to the effect that, a Primary Mortgage Insurance Policy is in effect with respect to each Pledged Loan securing such Series requiring such coverage (indicating the coverage afforded by each such policy), and an Excess Coverage Mortgage Insurance Policy, is in effect with respect to each Pledged Loan securing such Series requiring such coverage.

       (14) Certificate of Depositor. An Officer's Certificate from the Depositor, dated as of the date of the Issuer Order, to the effect that, in the case of each item of Mortgage Collateral owned by the Depositor, immediately prior to the delivery thereof to the Trustee:

              (a) the Depositor is the owner or pledgee of such mortgage collateral;

              (b) the Depositor has not assigned any interest or participation in such Mortgage Collateral other than to the Issuer (or, if any such interest or participation has been assigned, it has been released); and

              (c) the Depositor has the full right to Grant a security interest and assign and pledge such Mortgage Collateral to the Issuer.

       (15) Opinion of Counsel. An Opinion of Counsel of the Issuer, dated not earlier than the date of the Issuer Order, to the effect that:

              (a) This Standard Provisions Indenture and the Terms Indenture for such Series have been duly qualified under the Trust Indenture Act or that no qualification of such Terms Indenture under the Trust Indenture Act is necessary;

              (b) The documents which have been or are therewith delivered to the Trustee with respect to such Series conform to the requirements of this Standard Provisions Indenture and the related Terms Indenture and the Bonds applied for may be lawfully authenticated and delivered and all conditions precedent provided for herein or therein relating to such authentication and delivery have been complied with;

              (c) The Issuer has the power and authority under the Deposit Trust Agreement to assign, pledge and deposit the Trust Estate with the Trustee as security for such Series; and

              (d) Each Mortgage Certificate or Pledged Loan constituting part of the Trust Estate for such Series has been duly and validly assigned to the Trustee and each Mortgage Certificate either has been registered in the name of the Trustee or has been delivered to the Trustee for registration in the name of the Trustee and all steps required by the applicable rules of GNMA, Freddie Mac, FNMA or the issuer of the Other Mortgage Certificates other than registration by the applicable transfer agent thereof, necessary to permit the Mortgage Certificates that constitute a part of the Trust Estate for such Series to be duly and validly registered in the name of the Trustee have been taken.

       (16) Deposits to Collection Account. With respect to such Series unless otherwise provided in the related Terms Indenture: (a) evidence of a deposit to the Collection Account for such Series in an amount equal to one month's interest payments on the Freddie Mac PCs securing such Series at the interest rate thereon for the unpaid principal amount thereof plus the applicable number of days' interest on such amount at the Assumed Reinvestment Rate for the Collection Account if the Delivery Date is after the 20th day of the month; (b) in the event that the Trustee is not the holder of record of any Mortgage Certificate on or prior to the last Business Day of the month immediately preceding the Issue Date for such Series as described under subparagraph (2) of this section, evidence of a deposit to the Collection Account in an amount equal to (i) with respect to Mortgage Certificates other than Freddie Mac PCs, the principal and interest payment on such Mortgage Certificate on the Due Date thereof in the month in which the Issue Date occurs and (ii) with respect to Freddie Mac PCs, an amount equal to the principal and interest payment on the Due Date in the month immediately following the month in which the Issue Date occurs, plus in each case the applicable number of days' interest thereon at the applicable Assumed Reinvestment Rate for the Collection Account; (c) evidence of a deposit sufficient, when taken together with Reinvestment Income thereon at the applicable Assumed Reinvestment Rate, to pay on the first Payment Date any amount required to be paid based upon the difference between the aggregate amount of Bonds of such Series issued on the Delivery Date and the aggregate Initial Bond Values of the Mortgage Collateral securing such Series plus interest thereon at the highest Bond Interest Rate of such Series to such first Payment Date; and (d) evidence of the deposit to the Collection Account of all amounts received by the Trustee in respect of the Mortgage Collateral prior to the Delivery Date (less any amounts representing servicing fees, insurance premiums and other fees to be deposited into the Supplemental Custodial Reserve Fund or otherwise applied), provided such amounts have been pledged to secure the Bonds of such Series hereunder plus the applicable number of days' interest thereon at the Assumed Reinvestment Rate for the Collection Account if the Delivery Date is after the day of the month that Reinvestment Income is to begin to accrue.

       (17) Reinvestment Agreements. Delivery to the Trustee of any Reinvestment Agreements with respect to such Series specified in a Schedule to the related Terms Indenture or one or more replacement reinvestment agreements having substantially the same terms as the reinvestment agreement it replaces.

       (18) Mortgagor Bankruptcy Bond, Prepayment Interest Bond, Repurchase Bond, Pool Insurance Policy and Special Hazard Insurance Policy. Evidence of the execution and delivery of the Mortgagor Bankruptcy Bond, the Prepayment Interest Bond and the Repurchase Bond, if any, and of the issuance of the Pool Insurance Policy and Special Hazard Insurance Policy, if any, with respect to such Series.

       (19) Deposit to the Prepayment Reserve Account. Evidence of a deposit to the Prepayment Reserve Account for such Series, in an amount required by each Rating Agency rating the Bonds of such Series.

       (20) Other Documents. Such other documents, certificates, instruments or opinions as may be required by the terms of the Terms Indenture creating such Series of Bonds.


                       ARTICLE FIVE: SATISFACTION AND DISCHARGE

       Section 5.01. SATISFACTION AND DISCHARGE OF INDENTURE.

       This Standard Provisions Indenture shall cease to be of further effect with respect to a Series except as to (i) rights of registration of transfer and exchange, (ii) substitution of apparently mutilated, destroyed, lost or stolen Bonds, (iii) rights of Bondholders of such Series to receive payments of principal thereof and interest thereon,
       (iv) the rights, obligations and immunities of the Trustee hereunder and
       (v) the rights of Bondholders of such Series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Standard Provisions Indenture with respect to such Series, when:

              (1) either:

                     (a) all Bonds of such Series theretofore authenticated and delivered (other than (i) Bonds which have been destroyed, lost or stolen, and which have been replaced, or paid as provided in Section 3.06, and (ii) Bonds for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in
                     Section 9.03) have been delivered to the Trustee for cancellation; or

                     (b) all Bonds of such Series not theretofore delivered to the Trustee for cancellation

                            (i) have become due and payable, or

                            (ii) will become due and payable at their Stated Maturity within one year, or

                            (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice for redemption by the Issuer,

              and the Issuer, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee, in trust for such purpose, an amount sufficient to pay and discharge the entire indebtedness on such Bonds not theretofore delivered to the Trustee for cancellation, for principal, for premium, if any, and for interest to the date of such deposit (in the case of Bonds which have become due and payable), or to the Maturity or to the date specified in the event of Redemption or Special Redemption, as the case may be, provided, however, that (i), (ii) and (iii) above shall be inapplicable if an election to act in accordance with the provisions of Section 6.05 shall have been made and not rescinded;

              (2) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer with respect to such Series; and

              (3) the Issuer has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Standard Provisions Indenture with respect to the Bonds of such Series have been complied with.

              Notwithstanding the satisfaction and discharge of this Standard Provisions Indenture, the obligations of the Issuer to the Trustee under Section 7.07 and of the Trustee to the Bondholders under
              Section 5.02 shall survive.

       Section 5.02. APPLICATION OF TRUST MONEY.

       All moneys deposited with the Trustee pursuant to Section 5.01 shall be held in trust and applied by it, in accordance with the provisions of the Bonds of the applicable Series and this Standard Provisions Indenture, to the payment, either directly or through any Paying Agent, as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, if any, and interest for the payment of which such money has been deposited with the Trustee; but such money need not be segregated from other funds of the same Series except to the extent required herein or by law.

                                ARTICLE SIX: REMEDIES

       Section 6.01. EVENTS OF DEFAULT.

       "Event of Default" with respect to any Series wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

              (1) default in the payment of any principal of or interest on any Bond of such Series when the same becomes due and payable and such default shall continue for a period of five days; or

              (2) default in the performance, or breach, of any covenant or warranty of the Issuer in this Standard Provisions Indenture or in the related Terms Indenture (other than a covenant or warranty a default in the performance of which or breach of which is elsewhere in this Section or Article Nine specifically dealt with), and continuance of such default or breach for a period of 60 days after there shall have been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Bonds of such Series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

              (3) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Issuer a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer under the Federal Bankruptcy Code or any other applicable Federal or state law, or appointing a receiver, liquidator, assignee, or sequestrator (or other similar official) of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

              (4) the institution by the Issuer of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other similar applicable Federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Issuer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of action by the Issuer in furtherance of any such action.


       Section 6.02. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

       If an Event of Default with respect to the Bonds of a Series occurs and is continuing and no election to act in accordance with the provisions of
       Section 6.05 shall have been made and not rescinded, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Bonds of such Series (voting as a group with respect to such Series) may declare the principal of all the Bonds of such Series affected thereby to be immediately due and payable, by a notice in writing to the Issuer (and to the Trustee if given by Bondholders), and upon any such declaration such principal shall become immediately due and payable. Notwithstanding the foregoing, if an Event of Default with respect to the Bonds of a Series occurs and is continuing solely as the result of an order or judgment arising out of a Proceeding, which order or judgment prevents the application by the Trustee, as provided in this Standard Provisions Indenture, of the proceeds of one or more Pledged Loans or Mortgage Certificates included in the Trust Estate for such Series, the Trustee may declare to be immediately due and payable by lot among all Classes of Bonds of such Series, by notice in writing to the Issuer, and upon any such declaration there shall become due and payable, Bonds of such Series in a principal amount equal to the Outstanding Bond Values of such Pledged Loans or Mortgage Certificates. Such declaration and any other remedial action in connection therewith by the Trustee shall be the sole remedy for the Holders of Bonds of such Series upon the happening of such occurrence.

       At any time after such a declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Bonds of the Series which has been declared due and payable as herein provided, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if:

              (1) (A) the Issuer has paid or deposited with the Trustee a sum sufficient to pay

                     (i) all overdue installments of interest and principal on all Bonds of such Series,

                     (ii) to the extent that payment of such interest is lawful, interest upon overdue installments of interest on the Bonds of such Series at the Bond Interest Rate for such Series, and

                     (iii) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                     (B) all Events of Default with respect to a Series, other than the non-payment of the interest or principal of Bonds of such Series which have become due solely by such acceleration, have been cured or waived as provided in Section 6.15; or

              (2) an election is made to act in accordance with the provisions of Section 6.05 with respect to the Event of Default with respect to the Bonds of such Series which gave rise to such declaration.

       No such rescission shall affect any subsequent default or impair any right consequent thereon.

       Section 6.03. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

       The Issuer covenants that if default is made in the payment of any principal of or interest on any Bond of any Series when such principal and interest becomes due and payable, the Issuer will, upon demand of the Trustee, pay to it, for the benefit of the Holder of such Bond of such Series, but only from the Trust Estate securing the Bonds of such Series, the whole amount then due and payable on such Bond for principal and interest, with interest upon the overdue principal and, to the extent that payments of such interest shall be legally enforceable, upon overdue installments of interest, at the Bond Interest Rate for such Bond, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

       If the Issuer fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as Trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or any other obligor upon the Bonds and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the Trust Estate securing the Bonds, wherever situated; provided, however, that none of the Trustee, the Owner-Trustee in its individual capacity nor any holder of any beneficial interest in the Trust, nor any of their respective partners, beneficiaries, agents, officers, director, employees or successors or assigns shall be personally liable for any amounts payable under the Bonds or this Indenture.

       If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Bondholders by such appropriate Proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Standard Provisions Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Standard Provisions Indenture or by law.

       In case there shall be pending Proceedings relative to the Issuer or any other obligor upon the Bonds under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Bonds of any Series, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of any Bonds shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 6.03, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

              (a) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Bonds of any Series, and to file such other papers or documents as may be unnecessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Bondholders allowed in any Proceedings relative to the Issuer or other obligor upon the Bonds of any Series, or to the creditors or property of the Issuer or such other obligor,

              (b) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of the Bonds of any Series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency Proceedings or person performing similar functions in comparable Proceedings, and

              (c) to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Bondholders and of the Trustee on their behalf; and any trustee, receiver or liquidator, custodian or other similar official is hereby authorized by each of the Bondholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Bondholders, to pay the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

       Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Bondholder any plan of reorganization, arrangement, adjustment or composition affecting the Bonds of any Series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Bondholder in any such Proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

              In any Proceedings brought by the Trustee (and also any Proceedings involving the interpretation of any provision of this Standard Provisions Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Bonds of the Series affected thereby, and it shall not be necessary to make any Holders of such Bonds parties to any such Proceedings.


       Section 6.04. REMEDIES.

       (a) If an Event of Default with respect to any Series shall have occurred and be continuing, the Trustee may, to the extent not inconsistent with the provisions of Section 6.05, if applicable, do one or more of the following:

              (i) institute Proceedings for the collection of all amounts then payable on the Bonds of such Series or under this Standard Provisions Indenture and the Terms Indenture, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Trust Estate securing the Bonds of such Series and the Issuer moneys adjudged due;

              (ii) sell all or a portion of the Trust Estate securing the Bonds of such Series or rights or interests therein, at one or more public or private sales called and conducted in any manner permitted by law;

              (iii) institute Proceedings from time to time for the complete or partial foreclosure of this Standard Provisions Indenture and the Terms Indenture with respect to the Trust Estate securing the Bonds of such Series; and

              (iv) exercise any remedies of a secured party under the Uniform Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the Trustee or the Holders of the Bonds of such Series hereunder;

       PROVIDED, HOWEVER, that without the consent of Holders of the entire principal amount of Outstanding Bonds of such Series and a determination by the Trustee that the Trust Estate securing the Bonds of such Series will not continue to provide sufficient funds for the payment of principal of and interest on the Bonds of such Series as they would have become due if the Bonds of such Series had not been declared due and payable, the Trustee may not sell or otherwise liquidate the Trust Estate securing the Bonds of such Series unless the proceeds of such sale or liquidation distributable to the Holders of Bonds of such Series are sufficient to discharge in full the amounts then due and unpaid, notwithstanding any failure to give such notice, and the Trustee shall give such notice upon the removal or cure of such inability or stay (but shall have no obligation to effect such removal or cure). Any such election may be rescinded with respect to any portion of the Trust Estate securing the Bonds of such Series remaining at the time of such rescission by written notice to the Trustee and the Issuer from the Holders of a majority in principal amount of the Outstanding Bonds of such Series.

       Section 6.06. TRUSTEE MAY FILE PROOFS OF CLAIM.

       In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial Proceeding relative to the Issuer or any other obligor upon the Bonds of any Series or the property of the Issuer or of such other obligor or their creditors, the Trustee (irrespective or whether the principal of the Bonds of such Series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such Proceeding or otherwise:

              (i) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Bonds of such Series and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of the Bonds of such Series allowed in such judicial Proceeding, and

              (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

       and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such judicial Proceeding is hereby authorized by each Holder of Bonds of such Series to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders of the Bonds of such Series, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07.

       Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of Bonds of such Series any plan of reorganization, arrangement, adjustment or composition affecting the Bonds of such Series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Bondholder in any such Proceeding.


       Section 6.07. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF BONDS.

       All rights of action and claims under this Standard Provisions Indenture or the Bonds of any Series may be prosecuted and enforced by the Trustee without the possession of any of the Bonds of such Series or the production thereof in any Proceeding relating thereto, and any such Proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Bonds of the Series affected thereby in respect of which such judgment has been recovered.


       Section 6.08. APPLICATION OF MONEY COLLECTED.

       Unless otherwise provided in the Terms Indenture for a Series and except as provided in Section 6.05, if applicable, any money collected by the Trustee with respect to the Bonds of any Series pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Bonds of such Series and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:


       FIRST: To the payment of all amounts due the Trustee under Section 7.07;

       SECOND: To the payment of the amounts then due and unpaid upon the Bonds for principal and interest, in respect of which or for the benefit of which such money has been collected, according to the amounts due and payable on the Bonds for principal and interest, respectively, with such payments applied first to interest and then to principal;

       THIRD: To the payment of any Excess Cash (1) to the Issuer or its designates or assigns; (2) next to the Bondholders as a principal payment as provided in the Terms Indenture; and (3) next as provided in section 12.09;

       FOURTH: To the payment, as directed by the Servicer, of all premiums due on the Special Hazard Insurance Policies, the Excess Coverage Insurance Policies, the Pool Insurance Policy, the Mortgagor Bankruptcy Bond, the Prepayment Interest Bond and the Repurchase Bond, and the amounts to be deposited in the Supplemental Custodial Reserve Fund;

       FIFTH: To the payment of all amounts due the Back-Up Servicer, pursuant to the Servicing Agreement or the Back-Up Servicing Agreement.

       SIXTH: To the payment of all amounts due the Servicer pursuant to the Servicing Agreement;

       SEVENTH: To the payment of all amounts due the legal counsel of the Issuer, the accountants of the Issuer, and the Owner-Trustee; and

       EIGHTH: To the payment of any additional funds to the Issuer or any other Person legally entitled thereto.


       Section 6.09. LIMITATION ON SUITS.

       No Holder of any Bond of a Series shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Standard Provisions Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

              (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default in respect of such Series;

              (2) the Holders of not less than 25% in principal amount of the Outstanding Bonds of such Series shall have made written request to the Trustee to institute Proceedings in respect of such Event of Default in its own name as Trustee hereunder;

              (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

              (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding; and

              (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Bonds of such Series;

       it being understood and intended that no one or more Holders of Bonds of a Series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Standard Provisions Indenture to affect, disturb or prejudice the rights of any other Holders of Bonds of such Series or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Standard Provisions Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Bonds of such Series.

       In the event the Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Bonds, each representing less than a majority of the then aggregate outstanding amount of the Outstanding Bonds of such Series, the Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Standard Provisions Indenture.

       Section 6.10. UNCONDITIONAL RIGHTS OF BONDHOLDERS TO RECEIVE PRINCIPAL
                      AND INTEREST.

       Notwithstanding any other provision in this Standard Provisions Indenture other than Section 3.07(e), the Holder of any Bond shall have the right which is absolute and unconditional to receive payment of the principal of and interest on such Bond as such principal and interest becomes due and payable and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

       Section 6.11. RESTORATION OF RIGHTS AND REMEDIES.

       If the Trustee or any Bondholder has instituted any Proceeding to enforce any right or remedy under this Standard Provisions Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Bondholder, then and in every such case the Issuer, the Trustee and the Bondholder shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Bondholders shall continue as though no such Proceeding had been instituted.

       Section 6.12. RIGHTS AND REMEDIES CUMULATIVE.

       No right or remedy herein conferred upon or reserved to the Trustee or to the Bondholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

       Section 6.13. DELAY OR OMISSION NOT WAIVER.

       No delay or omission of the Trustee or of any Holder of any Bond to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Bondholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Bondholders, as the case may be.

       Section 6.14. CONTROL BY BONDHOLDERS.

       The Holders of a majority in principal amount of the Outstanding Bonds of each Series affected (voting as one class with respect to each Series) shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee with respect to the Bonds of such Series or exercising any trust or power conferred on the Trustee with respect to such Series, provided that:

              (1) such direction shall not be in conflict with any rule of law or with this Standard Provisions

              Indenture or the Terms Indenture and

              (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; provided, however, that, subject to Section 7.01, the Trustee need not take any action which it determines might involve it in liability or be unjustly prejudicial to the Bondholders not consenting.


       Section 6.15. WAIVER OF PAST DEFAULTS.

       The Holders of a majority in principal amount of the Outstanding Bonds of any Series may on behalf of the Holders of all the Bonds of such Series waive any past Default with respect to such Series and its consequences, except a Default:

              (1) in the payment of the principal of or interest on any Bond of such Series unless an election to act in accordance with the provisions of Section 6.05 shall have been made and not rescinded, or

              (2) in respect of a covenant or provision  hereof which under
              Section 10.02 cannot be modified or amended without the consent of the Holder of each Outstanding Bond affected.

       Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Standard Provisions Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.


       Section 6.16. UNDERTAKING FOR COSTS.

       All parties to this Standard Provisions Indenture agree, and each Holder of any Bond by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Standard Provisions Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Bondholder, or group of Bondholders, holding in the aggregate more than 10% in principal amount of the Outstanding Bonds of a Series, or to any suit instituted by any Bondholder for the enforcement of the payment of the principal of or interest on any Bond on or after the Stated Maturity expressed in such Bond (or, in the case of redemption, on or after the applicable Redemption Date or Special Redemption Date).


       Section 6.17. WAIVER OF STAY OR EXTENSION LAWS.

       The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Standard Provisions Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


       Section 6.18. SALE OF TRUST ESTATE.

       (a) The power to effect any Sale of any portion of the Trust Estate securing a Series pursuant to Section 6.04 shall not be exhausted by any one or more Series as to any portion of such Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate securing the Bonds of such Series shall have been sold or all amounts payable on the Bonds of such Series and under this Standard Provisions Indenture with respect thereto shall have been paid. The Trustee may from time to time postpone any Sale by public announcement made at the time and place of such Sale. The Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

       (b) The Trustee may bid for and acquire any portion of the Trust Estate securing a Series of Bonds in connection with a public Sale thereof, and may pay all or part of the purchase price by crediting against amounts owing on the Bonds of such Series or other amounts secured by this Standard Provisions Indenture, all or part of the net proceeds of such Sale after deducting the costs, charges and expenses incurred by the Trustee in connection with such Sale. The Bonds of such Series need not be produced in order to complete any such Sale, or in order for the net proceeds of such Sale to be credited against the Bonds of such Series. The Trustee may hold, lease, operate, manage or otherwise deal with any property so acquired in any manner permitted by law.

       (c) The Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof. In addition, the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale. No purchaser or transferee at such a Sale shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

       Section 6.19. ACTION ON BONDS.

       The Trustee's right to seek and recover judgment on the Bonds of any Series or under this Standard Provisions Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Standard Provisions Indenture. Neither the lien of this Standard Provisions Indenture nor any rights or remedies of the Trustee or the Bondholders shall be impaired by the recovery of any judgment by the Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer.

       Section 6.20. NO RECOURSE TO TRUST ESTATE.

       Unless the Terms Indenture provides otherwise, the Trust Estate Granted to the Trustee for any Series of Bonds will serve as collateral security for such Series of Bonds only.


                              ARTICLE SEVEN: THE TRUSTEE

       Section 7.01. CERTAIN DUTIES AND RESPONSIBILITIES.

       (a) Except during the continuance of an Event of Default,

              (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Standard Provisions Indenture, and no implied covenants or obligations shall be read into this Standard Provisions Indenture against the Trustee; and

              (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed by the Issuer and by advisors engaged by the Issuer. Nothing in the Standard Provisions Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

       (b) In case an Event of Default with respect to the Bonds of any Series has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Standard Provisions Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

       (c) No provision of this Standard Provisions Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

              (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

              (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

              (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Bonds of any Series relating to the time, method and place of conducting any Proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Standard Provisions Indenture; and

              (4) no provision of this Standard Provisions Indenture or the Terms Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it unless such risk or liability relates to its ordinary services under this Standard Provisions Indenture.

       (d) For all purposes of this Standard Provisions Indenture and the Terms Indenture, the Trustee shall not be deemed to have notice of any Event of Default unless written notice that an Event of Default has occurred is received by the Trustee at the Corporation Trust office.

       (e) Whether or not therein expressly so provided, every provision of this Standard Provisions Indenture relating to the conduct of or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

       (f) Notwithstanding any extinguishment of all right, title and interest of the Issuer in and to the Trust Estate following an Event of Default and a consequent declaration of acceleration of the Maturity of the Bonds, whether such extinguishment occurs through a Sale of the Trust Estate to another Person, the acquisition of the Trust Estate by the Trustee or otherwise, the rights powers and duties of the Trustee with respect to the Trust Estate (or the proceeds thereof) and the Holders of the Bonds and the rights of Bondholders shall continue to be governed by the terms of the Indenture.


       Section 7.02. NOTICE OF DEFAULT.

       Within 90 days after the occurrence of any Default known to the Trustee with respect to a Series, the Trustee shall transmit by mail to the Rating Agency and to all Holders of Bonds of such Series, as their names and addresses appear on the Bond Register, notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of or interest on any Bond, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible

       Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Bondholders; and provided, further, that in the case of any Default of the character specified in
       Section 6.01(2), no notice under this Subsection 7.02 to Bondholders shall be given until at least 60 days after the occurrence thereof.


       Section 7.03. CERTAIN RIGHTS OF TRUSTEE.

       Except as otherwise provided in Section 7.01:

       (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

       (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order;

       (c) whenever in the administration of this Standard Provisions Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, require and rely upon an Authorized Officer's Certificate;

       (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

       (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Standard Provisions Indenture at the request or direction of any of the Bondholders pursuant to this Standard Provisions Indenture, unless such Bondholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

       (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney; and

       (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

       (h) the Trustee shall not be obligated to make an investigation of any Collateral securing the Bonds delivered to it as provided herein, except that the Trustee agrees to inspect Loan Documents delivered to it to verify that, with respect to each Pledged Loan, (i) it has actually received a Mortgage Note and a Mortgage; (ii) each such Mortgage Note and Mortgage appear to be originals; (iii) the date of the Mortgage Note is the same as the date on the corresponding Mortgage; (iv) the initial principal amount of the Mortgage Note is the same as on the Mortgage (if stated therein); (v) the payee on the Mortgage Note is the same as the mortgagee on the Mortgage, and the same is true through any endorsement of the Mortgage Note and assignments of the Mortgage; (vi) the signatures on the Mortgage Note appear(s) to be the same in form as on the Mortgage, and the same on any related modification of, or other agreements concerning, the mortgage Note and the Mortgage; (vii) the maturity date of the Mortgage Note and the Mortgage (if stated therein) are the same;
       (viii) the Mortgage Note is endorsed as provided in this Indenture; (ix) the Mortgage was initially recorded, and is assigned to the Trustee in an approved recordable form; and (x) the items on any schedule delivered by the Issuer are in accordance with the foregoing.

       With respect to the delivery of the Original Mortgage Collateral securing the Bonds, the Trustee shall complete the investigation described herein and shall notify the Issuer in writing of any discrepancies within 120 days after the receipt of such Mortgage Collateral and with respect to any subsequent delivery of Mortgage Collateral pursuant to this Indenture, shall complete such investigation and shall notify the Issuer in writing of any discrepancy within 90 days after the receipt of such Mortgage Collateral.

       Section 7.04. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF BONDS.

       The recitals contained herein and in the Bonds, except the certificate of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Standard Provisions Indenture or of the Bonds. The Trustee shall not be accountable for the use or application by the Issuer of Bonds or the proceeds thereof.

       Section 7.05. MAY HOLD BONDS.

       (a) The Trustee, any Paying Agent, Bond Registrar or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Bonds and, subject to Sections 7.08 and 7.13, may otherwise deal with the Issuer with the same rights it would have if it were not Trustee, Paying Agent, Bond Registrar or such other agent.

       (b) The Trustee, or one or more of its Affiliates, may enter into one or more custodial agreements with one or more Services of the GNMA Certificates, as issuers of the GNMA Certificates or one or more Services of the Freddie Mac PCs or FNMA MBSs or to act as custodian or agent of the documents evidencing and relating to the mortgage loans which are grouped or pooled under one or more guaranty agreements or servicing agreements between any such Servicer and GNMA, Freddie Mac or FNMA and with respect to which Mortgage Certificates are issued, and may, from time to time, be the depository of custodial accounts with respect to one or more of such mortgage groups or pools. It is expressly recognized and agreed by all parties hereto, and each Holder of a Bond by acceptance thereof shall be deemed to have agreed that, in the event of default under one or more servicing agreements, the Trustee, or one or more of its Affiliates, as custodian of one or more mortgage groups or pools or accounts related thereto, may be obliged to comply with the directions of GNMA, Freddie Mac or FNMA regarding the property in its possession and, to the extent that such actions are consistent with the directions of GNMA, Freddie Mac or FNMA and will not affect the validity or perfection of the Trustee's lien granted hereunder and under the applicable Terms Indenture, they shall not be, or be deemed to be, inconsistent or in conflict with the duties, responsibilities and interests of the Trustee hereunder.

       (c) The Trustee, or one or more of its Affiliates may enter into one or more custodial agreements with one or more Services of the Pledged Loans, to act as custodian of the Loan Documents; and further may, from time to time, be the depository of custodial accounts with respect to such Loan Documents. It is expressly recognized and agreed by all parties hereto, and each Holder of a Bond by acceptance thereof shall be deemed to have agreed, that, in the event of default under one or more Servicing Agreements, the Trustee, or one or more of its Affiliates, as custodian of the Loan Documents or accounts related thereto, may be obliged to comply with the directions of the Back-up Servicer regarding the property in its possession and, to the extent that such actions are consistent with the directions of the Back-up Servicer and will not affect the validity or perfection of the Trustee lien granted herein and under the applicable Terms Indenture, they shall not be, or be deemed to be, inconsistent or in conflict with the duties, responsibilities and interests of the Trustee hereunder.

       Section 7.06. MONEY HELD IN TRUST.

       Money held by the Trustee in trust hereunder for a Series need not be segregated from other funds held by the Trustee in trust hereunder for such Series except to the extent required herein or required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the

       Issuer.


       Section 7.07. COMPENSATION AND REIMBURSEMENT.

       The Issuer agrees:

              (1) to pay the Trustee reasonable compensation for all services rendered by it hereunder, including pursuant to any custodial agreements as provided in Section 7.04 (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

              (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in exercising its powers or performing its duties under this Standard Provisions Indenture or the Terms Indenture (including the reasonable compensation and the expenses and disbursements of its agents, except any such expense, disbursement or advance as may be attributable to its negligence or bad faith); and

              (3) to indemnify the Trustee and any officer, director, employee or agent of the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder or under the Terms Indenture.


       As security for the performance of the obligations of the Issuer under this Section, the Issuer Grants to the Trustee a lien ranking junior to the lien of the Bonds (but senior to all other liens, if any) upon all property and funds held or collected as part of the Trust Estate by the Trustee in its capacity as such. The Trust shall not institute any Proceeding seeking the enforcement of such lien against the Trust Estate unless (i) such Proceeding is in connection with a Proceeding in accordance with Article VI for enforcement of the lien of this Indenture for the benefit of the Holders of Bonds after the occurrence of an Event of Default (other than an Event of Default arising solely from the Issuer's failure to pay amounts due the Trustee under this Section 7.07) and a resulting declaration of acceleration of maturity of the Bonds that has not been rescinded and annulled, or (ii) such Proceeding does not seek a Sale or other disposition of the Trust Estate.

       Section 7.08. DISQUALIFICATION; CONFLICTING INTERESTS.

       (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign in the manner and with the effect hereinafter specified in this Article.

       (b) In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail to all Bondholders, as their names and addresses appear in the Bond Register, notice of such failure.

       (c) For the purpose of this Section, the Trustee shall be deemed to have a conflicting interest if:

              (1) the Trustee is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities of the Issuer are outstanding, unless (A) such other indenture securities are collateral trust indenture notes under which the only collateral consists of Bonds issued under this Standard Provisions Indenture, (B) such other indenture is a collateral trust indenture under which the only collateral consists of indenture securities, or (C) the Issuer has no substantial unmortgaged assets and is engaged primarily in the business of owning, or of owning and developing and/or operating, real estate and this Standard Provisions Indenture and such other indenture are secured by wholly separate and distinct parcels of real estate; provided that there shall be excluded from the operation of this paragraph any other indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Issuer are outstanding, if:

              (i) the Standard Provisions Indenture and such other indenture or indentures are wholly unsecured and such other indenture or indentures are hereafter qualified under TIA, unless the Commission shall have found and declared by an order pursuant to
              Section 305(b) or Section 307(c) of TIA that differences exist between the provisions of this Standard Provisions Indenture and the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Standard Provisions Indenture and such other indenture or indentures, or

              (ii) the Issuer shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Standard Provisions Indenture and such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under one of such indentures;

              (2) the Trustee or any of its directors or executive officers is an obligor upon the Bonds or an underwriter for the Issuer;

              (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Issuer or an underwriter for the Issuer;

              (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Issuer, or of an underwriter other than the Trustee itself, for the Issuer who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer, or both, of the Issuer but may not be at the same time an executive officer of both the Trustee and the Issuer;
              (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director and/or an executive officer or both, of the Trustee and a director of the Issuer; and

              (iii) the Trustee may be designated by the Issuer or any underwriter for the Issuer to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent, or depository, or in any other similar capacity, or subject to the provisions of paragraph (1) of this Subsection, to act as trustee, whether under an indenture or otherwise;

       (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Issuer or by any Authorized Officers thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Issuer or by any Authorized Officers thereof, or is beneficially owned collectively by any two or more such persons;

       (6) the Trustee is the beneficial owner of, or holds as collateral security for, an obligation which is in default, (i) 5% or more of the voting securities, or 10% or more of any other class of security, of the Issuer not including the Bonds issued under this Standard Provisions Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (ii) 10% or more of any class of security of an underwriter for the Issuer;

       (7) the Trustee is the beneficial owner of, or holds as collateral security for, an obligation which is in default, 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly, or is under direct or indirect common control with, the Issuer;

       (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Issuer; or

       (9) the Trustee owns, on December 1 in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7) or (8) of this Subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator, or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of securities. Promptly after _________ in each calendar year, the Trustee shall make a check of its holding of such securities in any of the above-mentioned capacities as of such __________. If the Issuer fails to make payment in full of the principal of or interest on any of the Bonds when and as the same becomes due and payable and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control so long as such failure shall continue, shall be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this Subsection.

       The specification of percentages in paragraphs (5) to (9), inclusive, of this Subsection shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraphs (3) or (7) of this Subsection.

       For the purposes of paragraphs (6), (7), (8) and (9) of this Subsection only, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificates of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall have not been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause (ii) above, or (B) any security which it holds as collateral security under this Standard Provisions Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent, or depository or in any similar representative capacity.

       (d) For the purposes of this Section:

              (1) The term "underwriter" when used with reference to the Issuer means every person who, within three years prior to the time as of which the determination is made, has purchased from the Issuer with a view to, or has offered or sold for the Issuer in connection with, the distribution of any security of the Issuer outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

              (2) The term "director" means any director of a corporation, or any individual performing similar functions with respect to any organization whether incorporated or unincorporated.

              (3) The term "person" means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization, or a government, or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

              (4) The term "voting security" means any security currently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are currently entitled to vote in the direction or management of the affairs of a person.

              (5) The term "Issuer" means an obligor upon the Bonds.

              (6) The term "executive officer" means the president, every vice president, every trust officer, the cashier, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

              (7) The term "Trustee" includes any separate or co-trustee appointed under Section 7.14.

       (e) The percentage of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

              (1) A specified percentage of the voting securities of the Trustee, the Issuer or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

              (2) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

              (3) The term "amount," when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security.

              (4) The term "outstanding" means issued and not held by or for the account of the Issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

                     (i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

                     (ii) securities of an issuer, held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

                     (iii) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

                     (iv) securities held in escrow if placed in escrow by the issuer thereof;

              provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

              (5) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series' different classes; and provided, further, that, in case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes whether or not they are issued under a single indenture.


       SECTION 7.09. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

       There shall at all times be a Trustee hereunder which shall be a corporation organized an doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or state authority and having an office within the United States of America. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, is shall resign immediately in the manner and with the affect hereinafter specified in this Article.


       Section 7.10. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

       (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
       Section 7.11.

       (b) The Trustee may resign at any time with respect to one or more or all Series of Bonds by giving written notice thereof to the Issuer. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

       (c) The Trustee for any Series may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Bonds of such Series, delivered to the Trustee and to the Issuer.

       (d) If at any time:

       (1) the Trustee shall fail to comply with Section 7.08(a) with respect to any Series of Bonds after written request therefor by the Issuer or by any Bondholder who has been a bona fide Holder of a Bond for at least six months, or

       (2) the Trustee shall cease to be eligible under Section 7.09 and shall fail to resign after written request therefor by the Issuer or by any such Bondholder, or

       (3) the Trustee shall become incapable of acting with respect to any Series of Bonds or shall be adjudged a bankrupt or insolvent or a receiver or liquidator of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case,

              (i) the Owner-Trustee may remove the Trustee with respect to the applicable Series, or (ii) subject to Section 6.16 any Bondholder who has been a bona fide Holder of a Bond of such Series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to the applicable Series and the appointment of a successor Trustee.

       (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, the Owner-Trustee shall promptly appoint a successor Trustee. If within one year after such resignation, removal or incapability or the occurrence of such vacancy, a successor trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Bonds of that Series delivered to the Issuer and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Issuer. If no successor Trustee shall have been so appointed by the Issuer or the Bondholders and shall have accepted appointment in the manner hereinafter provided, any Bondholder who has been a bona fide Holder of a Bond for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

       (f) The Issuer shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Rating Agency and to the Holders of the applicable Series of Bonds as their names and addresses appear in the Bond Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

       Section 7.11. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

       Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee with respect to all or any applicable Series shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of the retiring Trustee with respect to such Series; but, on request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of its charges then unpaid, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to the lien of this Standard Provisions Indenture. Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

       If a successor Trustee is appointed with respect to the Bonds of one or more (but not all) Series, the Issuer, the predecessor Trustee and each successor Trustee with respect to the Bonds of any applicable Series shall execute and deliver an agreement supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Bonds of any Series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add or change any of the provisions of this Standard Provisions Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental agreement shall constitute such Trustees, co-trustees of the same trust, and that each such Trustee shall be a trustee of a trust or trusts under separate indentures.

       No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article and the Trustee or an Affiliate of the Trustee shall be approved by FNMA or Freddie Mac as a seller-servicer of mortgage loans.

       Section 7.12 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF TRUSTEE.

       Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trustee business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Bonds have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Bonds so authenticated with the same effect as if such successor Trustee had itself authenticated such Bonds.

       Section 7.13. PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUER.

       The Trustee shall be subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section

       311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

       Section 7.14. CO-TRUSTEES AND SEPARATE TRUSTEES.

       At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Trust Estate for a Series may at the time be located, the Issuer and the Trustee shall have power to appoint, and upon the written request of the Trustee or of the Holders of at least 25% in principal amount of the Bonds Outstanding for such Series, the Issuer shall for such purpose join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, of all or any part of the Trust Estate for such Series, or to act as separate trustee of any such property for such Series, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Issuer does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default for such Series has occurred and is continuing, the Trustee alone shall have power to make such appointment.

       Should any written instrument from the Issuer be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer.

       Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

              A. The Bonds of a Series shall be authenticated and delivered, and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely by the Trustee.

              B. The rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

              C. The Trustee may at any time, by an instrument in writing executed by it, with the concurrence of the Issuer evidenced by an Authorized Officer's Certificate, accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case an Event of Default for a Series has occurred and is continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Issuer. Upon the written request of the Trustee, the Issuer shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. If the Issuer does not join in such resignation or removal within 15 days after the receipt by it of a request so to do, or in case an Event of Default for such Series has occurred and is continuing, the Trustee alone shall have power to accept such resignation or effect such removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

              D. No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder, nor shall the Trustee be personally liable by reason of any act or omission of any co-trustee or separate trustee.

              E. Any Act of Bondholders for a Series delivered to the Trustee shall be deemed to have been delivered to such co-trustee and separate trustee.

              F. If the law of any jurisdiction in which any of the Trust Estate for a Series may at any time be located requires the appointment of a co-trustee or separate trustee, then the Trustee shall not accept the resignation of, or effect the removal of, any co-trustee or separate trustee in such jurisdiction unless a successor to such co-trustee or separate trustee has been appointed for such Series in such jurisdiction in accordance with this Section.


                    ARTICLE EIGHT: BONDHOLDERS' LISTS AND REPORTS
                                BY TRUSTEE AND ISSUER

       Section 8.01. ISSUER TO FURNISH TRUSTEE NAMES AND ADDRESSES OF
       BONDHOLDERS.

       The Issuer will furnish or cause to be furnished to the Trustee (a) semiannually, not more than 10 days after each Regular Record Date with respect to each Series of Bonds, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Bonds of such Series as of such Regular Record Date, and (b) at such other times, as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Trustee is the Bond Registrar, no such list shall be required to be furnished.

       Section 8.02. PRESERVATION OF INFORMATION; COMMUNICATION TO BONDHOLDERS.

       (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Bonds of a Series contained in the most recent list furnished to the Trustee as provided in
       Section 8.01 and the names and addresses of the Holders of Bonds of a Series received by the Trustee in its capacity as Bond Registrar. The Trustee may destroy any list furnished to it as provided in Section 8.01 upon receipt of a new list so furnished.

       (b) If three or more Holders of Bonds ("applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Bond for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Bonds with respect to their rights under this Standard Provisions Indenture or under the Bonds and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either:

       (1) afford such applicants access to the information preserved at the time by the Trustee in accordance with Subsection (a) of this Section; or

       (2) inform such applicants as to the approximate number of Holders of Bonds of such Series or all Bonds, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Subsection (a) of this Section, and as to the approximate cost of mailing to such Bondholders the form of proxy or other communication, if any, specified in such application.

       If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Bondholder of such Series or all Bonds, as the case may be, whose name and address appear in the information preserved at the time by the Trustee in accordance with Subsection (a) of this Section, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Bonds of such Series or all Bonds, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one of more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Bondholders with reasonable promptness after the entry of such order and the renewal of such tender, otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

       (c) Every Holder of Bonds, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Bonds in accordance with Subsection (b) of this Section, regardless of the sources from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Subsection (b) of this Section.

       Section 8.03. REPORTS BY TRUSTEE.

       (a) Within 60 days after May 15 of each year commencing with the year after the Issue Date of a Series of Bonds, the Trustee shall transmit by mail to all Holders of Bonds of such Series, as their names and addresses appear in the Bond Register for such Series, a brief report dated as of February 28, ("reporting date") with respect to:

       (1)    its eligibility under Section 7.09 and its qualifications under
       Section 7.08, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under said Sections, a written statement to such effect;

       (2) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the reporting date, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Bonds of such Series, on the Trust Estate for such Series or on any property or funds held or collected by it as Trustee with respect to such Series, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Bonds Outstanding for such Series on the reporting date;

       (3) the amount, interest rate and maturity date of all other indebtedness owing by the Issuer (or by any other obligor on the Bonds of such Series) to the Trustee in its individual capacity, on the reporting date, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 7.13;

       (4) the property and funds relating to such Series, if any, physically in the possession of the Trustee as such on the reporting date;

       (5) any release, or release and substitution, of any property relating to such Series subject to the lien of the Standard Provisions Indenture (and the consideration therefore, if any) which it has not previously reported;

       (6) any additional issue of Bonds of such Series which the Trustee has not previously reported; and

       (7) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Bonds of such Series or the Trustee Estate securing such Series, except action in respect of a Default, notice of which has been or is to be withheld by the Trustee in accordance with
       Section 7.02.

       (b) The Trustee shall transmit by mail to all Holders of Bonds of a Series, as their names and addresses appear in the Bond Register for such Series of Bonds, a brief report with respect to the release, or release and substitution, of property relating to such Series subject to the lien of this Standard Provisions Indenture (and consideration therefor, if any) unless the fair value of such property is less than 10% of the principal amount of the Bonds Outstanding of such Series at the time of such release, or such release and substitution, such report to be transmitted within 90 days of such time.

       (c) A copy of each such report shall, at the time of such transmission to the Holders of Bonds such Series, be filed by the Trustee with each securities exchange upon which the Bonds of such Series are listed, and also with the Commission. The Issuer will notify the Trustee when the Bonds of any Series are listed on any securities exchange.

       (d) The Trustee shall transmit by mail to each Holder of Bonds of a Series a report with respect to the principal amount of the Bonds of such Series held by such Holder of Bonds of such Series as of the immediately preceding Payment Date and the amount of principal, interest and premium, if any, paid with respect to the Bonds of such Series held by such Holder of Bonds of such Series since the immediately preceding Payment Date.

       Section 8.04. REPORTS BY ISSUER.

       The Issuer shall:

              (1) file with the Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934; or, if the Issuer is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

              (2) file with the Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Standard Provisions Indenture as may be required from time to time by such rules and regulations;

              (3) transmit by mail to all Holders of Bonds of a Series as their names and addresses appear in the Bond Register for such Series of Bonds, and to each Rating Agency rating the Bonds of such Series, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

              (4) transmit by mail to all Holders of Bonds of a Series, as their names and addresses appear in the Bond Register for such Series of Bonds and to each Rating Agency rating the Bonds of such Series, within 120 days after the end of each fiscal year of the Issuer, (i) an audited balance sheet of the Issuer as of the last day of the preceding fiscal year and (ii) a statement setting forth the remaining balance of the Bonds of such Series held by each Holder of Bonds of such Series on the last day of the preceding fiscal year.

                          ARTICLE NINE: COVENANTS OF ISSUER

       Section 9.01. PAYMENT OF PRINCIPAL AND INTEREST.

       The Issuer will duly and punctually pay the principal of and interest on the Bonds of each Series solely from proceeds of the Trust Estate for such Series Granted hereunder and the related Terms Indenture in accordance with the terms of the Bonds, this Standard Provisions Indenture and the related Terms Indenture.

       Section 9.02. MAINTENANCE OF OFFICE OR AGENCY.

       The Issuer will maintain an office or agency within the United States of America where Bonds may be presented or surrendered for payment, where Bonds may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Bonds and this Standard Provisions Indenture may be served. The Issuer hereby initially appoints the Corporate Trust Office of the Trustee as such office or agency. The Issuer will give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Trustee at its Corporate Trust Office its agent to receive all such presentations, surrenders, notices and demands.

       Section 9.03. MONEY FOR BOND PAYMENTS TO BE HELD IN TRUST.

       Subject to the provisions of Section 6.05, if applicable, if the Issuer shall at any time act as its own Paying Agent, it will, on or before each Payment Date, Redemption Date or Special Redemption Date for a Series of Bonds, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

       Whenever the Issuer shall have one or more Paying Agents, the Issuer will on or before each Payment Date, Redemption Date, Special Redemption Date or other date of payment for a Series of Bonds, deposit with such Paying Agent a sum sufficient to pay the principal or interest so becoming due (to the extent funds are then available for such purposes), such sum to be held in trust for the benefit of the Persons entitled to such principal or interest, and unless such Paying Agent is the Trustee, the Issuer will promptly notify the Trustee of it action or failure so to act.

       The Issuer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

              (1) hold all sums held by it for the payment of principal of or interest on the Bonds in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

              (2) give the Trustee notice of any default by the Issuer for any other obligor upon the Bonds) in the making of any payment of principal or interest; and

              (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

       The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Standard Provisions Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuer or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuer or such Payment Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

       Any money deposited with the Trustee or any Paying Agent or then held by the Issuer, in trust for the payment of the principal of or interest on any Bond and remaining unclaimed for six years after such principal or interest has become due and payable shall be paid to the Issuer upon the Issuer's Request, or (if then held by the Issuer) shall be discharged from such trust; and the Holder of such Bond shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money (but only to the extent of the amounts so paid to the Issuer), and all liability of the Issuer as trustee with respect to such trust money, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such release of payment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the city in which the Corporate Trust Office is located, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days after the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such release of payment (including, but not limited to, mailing notice of such release to Holders whose Bonds have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of any Paying Agent, at the last address of record for each such Holder).

       Section 9.04. CORPORATE EXISTENCE.

       (a) Subject to Sections 9.04(b) and 9.04(c), the Owner-Trustee will keep in full effect its existence as a banking corporation.

       (b) Any corporation into which the Owner-Trustee hereunder may be merged or with which it may be consolidated, or any corporation resulting form any merger or consolidation to which such Owner-Trustee hereunder shall be a party, shall be the successor Owner-Trustee under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or any agreement relating to such merger or consolidation, by which any such Owner-Trustee may seek to retain certain powers, rights and privileges theretofore obtaining for any period of time following such merger or consolidation, to the contrary notwithstanding.

       (c) Any successor to the Owner-Trustee appointed pursuant to the terms of the Deposit Trust Agreement shall be the successor Owner-Trustee under this Indenture without the execution or filing of any paper, instrument or further act to be done of the part of the parties hereto.

       (d) Upon any consolidation or merger of or other succession to the Owner-Trustee in accordance with Section 7.12 hereof, the Person surviving such consolidation or merger (if other than the Owner-Trustee) or other Person succeeding to the Owner-Trustee under the Deposit Trust Agreement may exercise every right and power of the Owner-Trustee under the Indenture with the same effect as if such Person had been named as Owner-Trustee herein.


       Section 9.05. TRUST EXISTENCE.

       The Trust will keep in full effect its existence, rights and franchises as a trust under the laws of the State of Delaware (unless it becomes a trust under the laws of any other state or the United States of America in which case the Trust will keep in full effect its existence, rights and franchises as a trust under the laws of such other jurisdiction), and will obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture or the Bonds.

       The Deposit Trust Agreement shall not be amended without the prior written approval of the Trustee, which approval shall not be unreasonably withheld.

       Section 9.06.  PROTECTION OF TRUST ESTATE.

       The Issuer and the Trustee will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action as the Trustee deems necessary or advisable to:

              (i) Grant more effectively all or any portion of the Trust Estate for a Series;

              (ii) maintain or preserve the lien (and the priority thereof) of this Standard Provisions Indenture or carry out more effectively the purposes hereof;

              (iii) perfect, publish notice of, or protect the validity of any Grant made or to be made by this Standard Provisions Indenture;

              (iv) enforce any of the Loan Documents, GNMA Certificates, Freddie Mac PCs, FNMA MBSs or Other Mortgage Certificates; or

              (v) preserve and defend title to the Trust Estate securing a Series and the rights of the Trustee and the Holders of Bonds of such Series secured thereby in such Trust Estate therein against the claims of all Persons.

       The Issuer hereby designates the Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by the Trustee pursuant to this Section 9.06.

       Section 9.07. OPINIONS AS TO TRUST ESTATE.

       (a) Promptly and in any event within 90 days after the Issue Date for each Series, the Issuer shall furnish to the Trustee an Opinion of Counsel either stating that, in the opinion of such counsel such action has been taken with respect to the recording and filing of this Standard Provisions Indenture, any indentures supplemental hereto and any other requisite documents as is necessary to make effective the lien and security interest of this Standard Provisions Indenture with respect to the Trust Estate for such Series and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

       (b) On or before ______________ in each calendar year commencing in the year following the Issue Date for a Series, the Issuer shall furnish to the Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Standard Provisions Indenture, any indentures supplemental hereto and any other requisite document as is necessary to maintain the lien and security interest created by this Standard Provisions Indenture with respect to the Trust Estate for such Series (except with respect to any portion of the Trust Estate securing a Series with an Issue Date less than 120 days prior to the date of such Opinion of Counsel) and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Standard Provisions Indenture, any indentures supplemental hereto and any other requisite documents that will, in the opinion of such counsel be required to maintain the lien and security interest of this Standard Provisions Indenture with respect to the Trust Estate for such Series until ________ in the following calendar year.

       Section 9.08. PERFORMANCE OF OBLIGATIONS; BACK-UP SERVICING AGREEMENT.

       (a) The Issuer shall not take any action and will use its best efforts not to permit any action to be taken by others, which would release any Person from any of such Person's covenants or obligations under any of the Loan Documents or under any instrument included in the Trust Estate for a Series, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the Loan Documents or any such instrument with respect to such Series, except as expressly provided in this Standard Provisions Indenture, the Servicing Agreement, the Back-up Servicing Agreement or such Loan Document for such Series or other instrument or unless such action will not adversely affect the Holders of the Bonds of such Series.

       (b) The Issuer shall punctually perform and observe all of its obligations and agreements contained in the Back-up Servicing Agreement and the Reinvestment Agreements, if any, with respect to each Series.

       (c) Upon any termination of the Servicer's rights and powers pursuant to the Servicing Agreement, the Trustee shall promptly notify the Rating Agency and each Insurer. As soon as any successor to the Back-Up Servicer is appointed, the Trustee shall notify each insurer, specifying in such notice the name and address of such successor.

       (d) To the extent that the Servicer has agreed in the Servicing Agreement to undertake the rights and responsibilities of the beneficiary under the Mortgagor Bankruptcy Bond included in the Trust Estate securing the Bonds on the Delivery Date, the Trustee shall have no responsibility or duties with respect to such Mortgagor Bankruptcy Bond, except as may be required, upon request of the Servicer by virtue of the Trustee being the record holder of a Pledged Loan.

       Section 9.09. NEGATIVE COVENANTS.

       The Issuer will not:

       (1) sell, transfer, exchange or otherwise dispose of any of the Trust Estate except as expressly permitted by this Indenture;

       (2) claim any credit on, or make any deduction from, the principal, premium, if any, or interest payable in respect of the Bonds by reason of the payment of any taxes levied or assessed upon any of the Trust Estate securing the Bonds;

       (3) engage in any business or activity other than in connection with or relating to the issuance of Bonds pursuant to this Indenture and in connection with reports and distributions to the beneficial owners of the Trust;

       (4) incur, assume or guarantee any indebtedness of any Person secured by any Mortgage collateral pledged under this Indenture;

       (5) incur, assume or guarantee any indebtedness of any Person other than in connection with the issuance of the Bonds pursuant to this Indenture;

       (6)    dissolve or liquidate in whole or in part;

       (7)    (i)    permit the validity or effectiveness of this Indenture or
       any Grant hereunder to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged with respect to the Bonds, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby, (ii) permit any lien, charge, security interest, mortgage or other encumbrance (other than the lien of this Indenture or any Permitted Encumbrance) to be created on or extend to or otherwise arise upon or burden the Trust Estate securing the Bonds or any part thereof or any interest therein or the proceeds thereof, or (iii) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate securing the Bonds; or

       (8) conduct its business in such a manner that it would be deemed to be an investment company within the meaning of the Investment Company Act of 1940.

       Section 9.10. ISSUER MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

       The Issuer shall not consolidate or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

       (1) the Person (if other than the Issuer) formed or surviving such consolidation or merger or which acquires by conveyance or transfer the properties and assets of the Issuer substantially as an entirety shall be a Person organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of an interest on all Bonds and the performance of every covenant of this Standard Provisions Indenture on the part of the Issuer to be performed or observed;

       (2) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

       (3) the Issuer shall have delivered to the Trustee an Authorized Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent in this Article provided for relating to such transaction have been complied with.

       Section 9.11. SUCCESSOR SUBSTITUTED.

       Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Issuer substantially as an entirety in accordance with Section 9.09, the Person formed by or surviving such consolidation or merger (if other than the Issuer) or the Person to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Standard Provisions Indenture with the same effect as if such Person had been named as the Issuer herein. In the event of any such conveyance or transfer, the Person named as the "Issuer" in the first paragraph of this instrument or any successor which shall theretofore have become such in the manner prescribed in this Article may be dissolved, wound up and liquidated at any time thereafter, and such Person thereafter shall be released from its liabilities as obligor and maker on all the Bonds and from its obligations under this Standard Provisions Indenture.

       Section 9.12. STATEMENT AS TO COMPLIANCE.

       The Issuer will deliver to the Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year ending on December 31, 199_), a written statement signed by the Chairman or the President or a Vice President and by the Treasurer or an Assistant Treasurer of the Issuer, stating, as to each signer thereof, that:

              (1) a review of the activities of the Issuer during such year and of performance under this Standard

              Provisions Indenture has been made under his supervision; and

              (2) to the best of his knowledge, based on such review, the Issuer has fulfilled all its obligations under this Standard Provisions Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof.

       Section 9.13. NOTIFICATION OF RATING AGENCIES.

       The Issuer shall notify each Rating Agency rating the Bonds of a Series of the issuance of any replacement Reinvestment Agreement entered into with a bank, insurance company or other corporation meeting the requirements set forth in the definition of Eligible Investments other than a bank, insurance company or other corporation executing the Reinvestment Agreements listed in a Schedule to a Terms Indenture as of the Issue Date. In addition, the Issuer shall notify each Rating Agency rating the Bonds of a Series in the event that any replacement policy or instrument is obtained for the Excess Coverage Mortgage Insurance Policies, the Mortgagor Bankruptcy Bond, the Prepayment Interest Bond, the Repurchase Bond, the Primary Mortgage Insurance Polices, the Pool Insurance Policy or the Special Hazard Insurance Policy with respect to such Series from an insurer or other Person other than the Person who issued such policy or instrument; provided, however, that the Trustee shall not obtain any such replacement policy or instrument if the result thereof will be to lower the then rating of any Bonds issued pursuant to this Standard Provisions Indenture by any Rating Agency rating such Bonds.

       Section 9.14. COVENANTS OF THE ISSUER.

       All covenants of the Issuer in this Indenture are covenants solely of the Issuer and not covenants of the Owner-Trustee in its individual capacity. The Owner-Trustee and any successor owner-trustee under the Deposit Trust Agreement is entering into this Indenture solely as Owner-Trustee under the Deposit Trust Agreement and not in its individual capacity, and in no case whatsoever shall the Owner-Trustee or any such successor owner-trustee be personally liable on, or for any loss in respect of, any of the statements, representations, warranties or obligations of the Issuer hereunder, as to all of which the parties hereto agree to look solely to the property of the Issuer.

                         ARTICLE TEN: SUPPLEMENTAL INDENTURES

       Section 10.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF BONDHOLDERS.

       Without the consent of the Holders of any Bonds of any Series, the Issuer, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

              (1) to correct or amplify the description of any property at any time subject to the lien of this Standard Provisions Indenture, or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Standard Provisions Indenture, or to subject to the lien of this Standard Provisions Indenture additional property;

              (2) to add to the conditions, limitations and restrictions on the authorized amount, terms and purposes of the issue, authentication and delivery of any Series of Bonds, as herein set forth, additional conditions, limitations and restrictions thereafter to be observed;

              (3) to set forth the terms of, and security for, any Series that has not theretofore been authorized by a Terms Indenture;

              (4) to amend Section 4.02 hereof, but only with respect to a Series that has not theretofore been authorized by a Terms Indenture;

     (5) to evidence the succession of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Bonds contained;

     (6) to add to the Covenants of the Issuer, for the benefit of the Holders of all Bonds or the Bonds of any Series, or to surrender any right or power herein conferred upon the Issuer;

     (7) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee;

     (8) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be defective or inconsistent with any other provision herein or in any supplemental indenture, or to make any other provisions with respect to matters or questions arising under this Standard Provisions Indenture or in any supplemental indenture, provided that such action shall not adversely affect the interests of the Holders of the Bonds of any Series;

     (9) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to one or more Series of Bonds and to add to or change any of the provisions of this Standard Provisions Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 7.11 hereof; or

     (10) to modify, eliminate or add to the provisions of this Standard Provisions Indenture to such extent as shall be necessary to effect the Qualification of this Standard Provisions Indenture under the TIA or under any similar Federal statute hereafter enacted, and to add to this Standard Provisions Indenture such other provisions as may be expressly required by the TIA.

The Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties, liabilities or immunities under this Standard Provisions Indenture or otherwise.

Section 10.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF  BONDHOLDERS.

With the consent of the Holders of not less than a majority in principal amount of the Outstanding Bonds of each Series to be affected, by Act of said Holders delivered to the Issuer and the Trustee, the Owner-Trustee and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Standard Provisions Indenture relating to such Series or of modifying in any manner the rights of the Holders of the Bonds of such Series under this Standard Provisions Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Bond affected thereby:

     (1) change the Stated Maturity of the principal of, or any installment of principal or interest on, any Bond, or reduce the principal amount thereof or the Bond Interest Rate thereon or the Redemption Price or Special Redemption Price with respect thereto or change the provisions of this Standard Provisions Indenture and the related Terms Indenture relating to the application of Trust Estate collections to the payment of principal of Bonds or change any place of payment where, or the coin or currency in which, any Bond or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the applicable Redemption Date or Special Redemption Date);

     (2) reduce the percentage in principal amount of the Outstanding Bonds of any Series, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Standard Provisions Indenture or certain defaults hereunder and their consequences provided for in this Standard Provisions Indenture;

     (3) impair or adversely affect the Trust Estate for a Series except as otherwise permitted herein;

     (4) permit the creation of any lien ranking prior to or on a parity with the lien of this Standard Provisions Indenture with respect to any part of a Trust Estate or terminate the lien of this Standard Provisions Indenture on any property at any time subject hereto or deprive the Holder of any Bond of the security afforded by the lien of this Standard Provisions Indenture;

     (5) change the percentage required to direct the Trustee to sell or liquidate the Trust Estate for a Series pursuant to Section 6.04; or

     (6) modify any of the provisions of this Section or Section 6.15, except to increase any such percentage or to provide that certain other provisions of this Standard Provisions Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Bond affected thereby.

The Trustee may in its discretion determine whether any Bonds of a particular series would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Bonds, whether theretofore or thereafter authenticated and delivered hereunder. The Trustee shall not be liable for any such determination made in good faith.

It shall not be necessary for any Act of Bondholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to this Section, the Issuer shall mail to the Holders of the Bonds to which such supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 10.03. EXECUTION OF SUPPLEMENTAL INDENTURES.

In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Standard Provisions Indenture, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Standard Provisions Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Standard Provisions Indenture or otherwise.

Section 10.04. EFFECT OF SUPPLEMENTAL INDENTURE.

Upon the execution of any supplemental indenture under this Article, this Standard Provisions Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Standard Provisions Indenture for all purposes; and every Holder of Bonds of any Series theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 10.05. CONFORMITY WITH TRUST INDENTURE ACT.

Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the TIA as then in effect.

Section 10.06. REFERENCE IN BONDS TO SUPPLEMENTAL INDENTURES.

Bonds authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Bonds so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture which relates to the Series of which such Bonds are a part may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Bonds of such Series.


                    ARTICLE ELEVEN: REDEMPTION OF BONDS

Section 11.01. REDEMPTION AT THE OPTION OF THE ISSUER; ELECTION TO REDEEM.

The Bonds of any Class of a Series shall be redeemable at the option of the Issuer, in whole or in part, on a pro rata, random lot or other selection basis as specified in the related Terms Indenture, at the Redemption Prices specified in such Terms Indenture (exclusive of installments of interest and principal maturing on or prior to such date, payment of which shall have been made or duly provided for to the Holders of the Bonds on relevant record dates or as otherwise provided in this Standard Provisions Indenture and such Terms Indenture).

Installments of interest and principal due on or prior to a Redemption Date shall continue to be payable to the Holders of such Bonds of such Series as of the relevant Regular Record Dates according to their terms and the provisions of Section 3.07. The election of the Issuer to redeem any Bonds of such Series pursuant to this Section 11.01 shall be made by the Owner-Trustee and shall be evidenced by an Authorized Officer's Certificate directing the Trustee to make the payment of the Redemption Price of all of the Bonds to be redeemed from funds in the Collection Account, the Debt Service Funds, the Reserve Fund, the Overcollateralization Fund or the Other Funds, as applicable, and/or from moneys deposited with the Trustee by the Issuer pursuant to Section 11.06.

The Issuer shall set the Redemption Date and the Redemption Record Date and give notice thereof to the Trustee pursuant to Section 11.04.

Section 11.02. SPECIAL REDEMPTION.

All or a portion of the Bonds of any Series (except for a Series with monthly Payment Dates) shall be subject to special redemption on a pro rata, random lot or other selection basis as specified in the related Terms Indenture, at the Redemption Price pursuant to this Section 11.02 on the Special Redemption Date specified in the related Terms Indenture in the event that (i) the Issuer makes a determination in accordance with Section 12.11(d) that the available funds on deposit with the Trustee on the next succeeding Payment Date would not be sufficient to meet principal and interest requirements of the Bonds of such Series for such Payment Date as the result of the Principal Prepayments on the Mortgage Collateral securing such Series since the immediately preceding Payment Date, and (ii) the Issuer elects not to deposit, by the third calendar day after such determination, the amount determined by the Issuer pursuant to Section 12.11(d) as necessary to avoid a special redemption.

The Trustee shall call for special redemption of the principal amount of Bonds of a Series as determined in accordance with Section 12.11(d) and such Bonds shall be due and payable on the applicable Special Redemption Date at the Special Redemption Price. The Special Redemption Date and the Special Redemption Price shall be as specified in the related Terms Indenture and the Special Redemption Record Date shall be as set by the Trustee. All payments of principal pursuant to any special redemption shall be made in the same priority and manner as payments of principal on any Payment Date. There shall be no limit upon the number of times the Trustee may call Bonds of a Series for special redemption and more than one Special Redemption Date may be fixed by the Trustee during any Due Period so long as (i) the requisite determination is made pursuant to Section 12.11(d) and (ii) the requirements of this Article Eleven are complied with.

Section 11.03. REDEMPTION AT THE OPTION OF BONDHOLDERS.

The Bonds of any Class of a Series may be redeemable at the option of the Bondholders upon the terms and conditions specified in the related Terms Indenture.

Section 11.04. NOTICE TO TRUSTEE.

Unless otherwise specified in the Terms Indenture for a Series, in case of any redemption pursuant to Section 11.01, the Issuer shall, at least 15 days prior to a Redemption Date, notify the Trustee of such Redemption Date, the Redemption Record Date and the principal amount of any Bonds to be redeemed on such Redemption date.

Section 11.05. NOTICE OF REDEMPTION OR SPECIAL REDEMPTION BY THE ISSUER.

Notice of redemption pursuant to Section 11.01 and Section 11.02 shall be given by first-class mail, postage prepaid, mailed not less than 10 days prior to the applicable Redemption Date or Special Redemption Date, to each Holder of Bonds of the affected Series, at his address in the Bond Register.

All notices of redemption shall state:

(1)  the Redemption Date or Special Redemption Date;

(2)  the Redemption Price or Special Redemption Price;

(3) that on a Redemption Date or Special Redemption Date, if Bonds of such Series are not to be paid in full, the Redemption Price or Special Redemption Price will become due and payable upon the principal portion of each such Bond of such Series as shall be specified in such notice and that the amount payable in respect of the redeemed portion of each such Bond of such Series shall be limited to the Redemption Price or Special Redemption Price therefor and that interest thereon shall cease to accrue on said date and that payment of the Redemption Price or Special Redemption Price will be paid by check mailed to the Persons whose names appear as the registered Holders thereof on the Bond Register as of the Redemption Record Date or Special Redemption Record Date applicable to such Redemption Date or Special Redemption Date and identified in such notice of redemption;

(4) that on a Redemption Date or Special Redemption Date, if Bonds of a Class of such Series are to be paid in full, the fact of such payment in full and that interest thereon shall cease to accrue on said date;

(5)  if such payment is the final payment on such Bond of such Series; and

(6) the place where such Bonds of such Series are to be surrendered for payment of the Redemption Price or Special Redemption Price if such Bonds of such Series are to be paid in full, which shall be the office or agency of the Issuer to be maintained as provided in Section 9.02.

Notice of redemption of Bonds of a Series shall be given by the Issuer or, at the Issuer's request, by the Trustee's failure to give notice of redemption, or any defect therein, to any Holder of any Bond of a Series selected for redemption shall not impair or affect the validity of the redemption of any other Bond of such Series.

Section 11.06. DEPOSIT OF REDEMPTION PRICE OR SPECIAL REDEMPTION PRICE.

In the case of all redemptions, on or before the Business Day next preceding the giving of notice of redemption as provided in Section 11.05, the Issuer shall deposit with the Trustee an amount of money sufficient to pay the Redemption Price or Special Redemption Price of all of the Bonds of the affected Series which are to be redeemed on such Redemption Date or Special Redemption Date (unless such payment is to be made from the Collection Account, the Debt Service Funds, the Reserve Fund, the Overcollateralization Fund or the Other Funds for such Series).

Section 11.07. BONDS PAYABLE ON REDEMPTION DATE OR SPECIAL REDEMPTION DATE.

Notice of redemption having been given as provided in Section 11.05, the Bonds of a Series so to be redeemed shall, on the applicable Redemption Date or Special Redemption Date, become due and payable at the Redemption Price or the Special Redemption Price and on such Redemption Date or Special Redemption Date (unless the Issuer shall default in the payment of the Redemption Price or Special Redemption Price) such Bonds shall cease to bear interest. On or after the Redemption Date or the Special Redemption Date, such Bonds shall be paid by the Issuer at the Redemption Price or the Special Redemption Price; provided, however, that payments due on a Payment Date on or prior to the Redemption Date or Special Redemption Date shall be payable to the Holders of such Bonds registered as such on the relevant Regular Record Dates according to their terms and the provisions of Section 3.07.

If any Bond called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date or the Special Redemption Date at the applicable Bond Interest Rate.

           ARTICLE TWELVE: ACCOUNTS, ACCOUNTING AND RELEASES

Section 12.01. COLLECTION OF MONEY.

Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Standard Provisions Indenture, including all payments due on the Mortgage Collateral securing a Series in accordance with the terms and conditions of such Mortgage Collateral. The Trustee shall hold all such money and property received by it as part of the Trust Estate for the related Series of Bonds and shall apply it as provided in this Standard Provisions Indenture and the related Terms Indenture. Except as otherwise expressly provided in this Standard Provisions Indenture, if any default occurs in the making of any payment or performance under the Servicing Agreement, the Back-up Servicing Agreements, the Insurance Polices, the Reinvestment Agreements or any Mortgage Collateral securing a Series, the Trustee may, and upon the request of the Holder of a majority in principal amount of the Outstanding Bonds of such Series shall, take such action as may be appropriate to ensure such payment or performance, including the institution and prosecution of appropriate Proceedings. In the event that the Trustee has not received timely payment on the Mortgage Certificates securing a Series, the Trustee shall immediately notify GNMA, FNMA, Freddie Mac or other appropriate Person or such other Persons designated by any of them, as the case may be, of the failure to receive such payment. The Trustee shall request that GNMA, FNMA, Freddie Mac or other appropriate Person wire such payments in immediately available funds to the Trustee, or take such other action as the Trustee shall designate in accordance with the procedures of GNMA, FNMA, Freddie Mac or other appropriate person then in effect including any agreement made with the Issuer. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Standard Provisions Indenture and to proceed thereafter as provided in Article Six.

Section 12.02. SUPPLEMENTAL DEBT SERVICE FUND.

(a) All moneys received by the Trustee pursuant to Section 4.02(4) with respect to a Series, together with any Eligible Investments in which such moneys are or will be invested or reinvested during the term of this Standard Provisions Indenture and any income or gain realized from such investment, shall be held by the Trustee in the Supplemental Debt Service Fund as part of the Trust Estate as security for such Series subject to disbursement and withdrawal as herein provided. Moneys shall be subject to withdrawal pursuant to Section 12.02(d)(1), (2) or (3).

(b) All or a portion of the Supplemental Debt Service Fund for each Series shall be invested and reinvested at the Issuer's direction in one or more Eligible Investments, provided that the Issuer shall demonstrate compliance with Section 12.02(e). The Supplemental Debt Service Fund for such Series shall be invested and reinvested, as fully as practicable in such manner as the Trustee shall from time to time determine, but only in one or more Eligible Investments. All income or other gain from such investments shall be credited to such Supplemental Debt Service Fund and any loss resulting from such investments shall be charged to such Supplemental Debt Service Fund. To the extent specified in the Terms Indenture for a Series, all or a portion of the income or other gain from such Eligible Investments of such Supplemental Debt Service Fund in excess of the Assumed Reinvestment Rate for such Series shall be paid to the Issuer or its designees.

(c) If any amounts invested as provided in Section 12.02(b) shall be needed for disbursement from the Supplemental Debt Service Fund for a Series as set forth in Section 12.02(d), the Trustee shall cause a sufficient amount of such investments to be sold or otherwise converted to cash to the credit of such Supplemental Debt Service Fund. The Trustee shall not in any way be held liable for the inability of the Trustee to make any required payment from the Supplemental Debt Service Fund for a Series because of any insufficiency of such Supplemental Debt Service Fund either resulting from any loss of investment in any Eligible Investment or resulting from disbursements made pursuant to Section 12.02(d).

(d) Disbursements from the Supplemental Debt Service Fund for a Series shall be made, to the extent funds therefor are available, only as follows:

     (1) On each Payment Date, Redemption Date or Special Redemption Date for such Series, as the case may be, the Trustee shall withdraw from the Supplemental Debt Service Fund for such Series the amount, if any, of the aggregate Deficiency attributable to the GPM Collateral since the immediately preceding Payment Date, Redemption Date or Special Redemption Date for such Series, and the amount, if any, needed to pay principal of the Bonds of such Series as a result of Principal Prepayments of GPM Collateral securing such Series since the immediately preceding Payment Date, Redemption Date or Special Redemption Date for such Series, all as to be set forth in the Reports called for in Section 12.11(a) and (b) and shall deposit such amount in the Collection Account for such Series;

     (2) If, at the close of business on the last Business Day prior to a Payment Date, Redemption Date or Special Redemption Date for a Series, as the case may be, the Trustee shall not have available in the Collection Account for such Series with respect to the Mortgage Collateral an amount which, together with the amount to be transferred pursuant to Section 12.02(d)(1), Section 12.03(d)(1), Section 12.04(d)(1), Section 12.05(d)(1) and Section 12.06(d)(1), shall be sufficient to make the payments due from such Mortgage Collateral to Holders of Bonds of such Series on such Payment Date, Redemption Date or Special Redemption Date, the Trustee shall withdraw first from the Reserve Fund for such Series, second from the Overcollateralization Fund for such Series, third from the Other Funds for such Series, fourth from the Supplemental Debt Service Fund for such Series, and fifth from the Buy-Down Fund for such Series an amount equal to the insufficiency and shall deposit such amount in the Collection Account for such Series. The Trustee shall notify the Issuer of any such withdrawal; and

     (3) Upon receipt by the Trustee of an officer's certificate of the Issuer to the effect that, with respect to all of the GPM Collateral securing such Series, the amount of the Supplemental Debt Service Fund for such Series required at such time pursuant to Section 12.02(e) is less than the amount of such Supplemental Debt Service Fund then held by the Trustee, the Trustee shall on the next succeeding Payment Date pay to the Issuer or its designees or assigns an amount equal to the difference between the amount of such Supplemental Debt Service Fund then held by the Trustee and the amount set forth in such officers' certificate, which amount shall thereupon be deemed not to be part of the Trust Estate for such Series.

(e) The amount required to be maintained in the Supplemental Debt Service Fund for a Series as of any date shall be an amount which, when taken together with Reinvestment Income thereon at the applicable Assumed Reinvestment Rate, will equal for each item of GPM Collateral securing such Series valued on level debt service basis in calculating its Initial Bond Value an amount sufficient to pay the greater of (i) the aggregate remaining Deficiency with respect to such item of GPM Collateral together with Reinvestment Income thereon at the applicable Assumed Reinvestment Rate (computed on a Due Period basis) or (ii) the amount, if any, by which the Outstanding Bond Value of such item of GPM Collateral (calculated by valuing the scheduled payments on such item of GPM Collateral on a level debt service basis) exceeds the Outstanding Mortgage Collateral Amount of such item of GPM Collateral.

Section 12.03. BUY-DOWN FUND.

(a) All moneys received by the Trustee pursuant to Section 4.02(7) with respect to a Series, together with any Eligible Investments in which such moneys are or will be invested or reinvested during the term of this Standard Provisions Indenture and any income or other gain realized from such investment shall, be held by the Trustee in the Buy-Down Fund as part of the Trust Estate as security for such Series subject to disbursement and withdrawal as herein provided. Moneys shall be subject to withdrawal pursuant to Section 12.03(d)(1), (2) or (3).

(b) All or a portion of the Buy-Down Fund for a Series shall be invested and reinvested at the Issuer's direction in one or more Eligible Investments, provided that such investment shall demonstrate compliance with Section 12.03(e). If the Issuer shall not have given any directions pursuant to this
Section 12.03(b), the Buy-Down Fund for such Series shall be invested and reinvested, as fully as practicable, in such manner as the Trustee shall from time to time determine, but only in one or more Eligible Investments. All income or other gain from such investments shall be credited to such Buy-Down Fund and any loss resulting from such investments shall be charged to such Buy-Down Fund. To the extent specified in the Terms Indenture for a Series, all or a portion of the income or other gain from such Eligible Investments of such Buy-Down Fund in excess of the applicable Assumed Reinvestment Rate for such Series shall be paid to the Issuer or its designees.

(c) If any amounts invested as provided in Section 12.03(b) shall be needed for disbursement from the Buy-Down Fund for a Series as set forth in Section 12.03(d), the Trustee shall cause a sufficient amount of such investments of such Buy-Down Fund to be sold or otherwise converted to cash to the credit of such Buy-Down Fund. The Trustee shall not in any way be held liable for the inability of the Trustee to make any required payment from the Buy-Down Fund for a Series because of any insufficiency of such Buy-Down Fund either resulting from any loss of investment in any Eligible Investment or resulting from disbursements made pursuant to Section 12.03(d).

(d) Disbursements from the Buy-Down Fund for a Series shall be made, to the extent funds therefor are available only as follows:

     (1) On each Payment Date, Redemption Date or Special Redemption Date for such Series, as the case may be, the Trustee shall withdraw from the Buy-Down Fund for such Series the amount, if any, of the aggregate Shortfall attributable to the Mortgage Collateral since the immediately preceding Payment Date, Redemption Date or Special Redemption Date for such Series as set forth in Section 12.11(d) and shall deposit such amount in the Collection Account for such Series;

     (2) If, at the close of business on the last Business Day prior to a Payment Date, Redemption Date or Special Redemption Date for a Series, as the case may be, the Trustee shall not have available in the Collection Account for such Series an amount which, together with the amount to be transferred pursuant to Section 12.02(d)(1), Section 12.03(d)(1), Section 12.04(d)(1), Section 12.05(d)(1) and Section
     12.06(d)(1), shall be sufficient to make the payments due from such Mortgage Collateral to Holders of Bonds of such Series on such Payment Date, Redemption Date or Special Redemption Date, the Trustee shall withdraw first from the Reserve Fund for such Series, second from the Overcollateralization Fund for such Series, third from the Other Funds for such Series, fourth from the Supplemental Debt Service Fund for such Series, and fifth from the Buy-Down Fund for such Series an amount equal to the insufficiency and shall deposit such amount in the Collection Account for such Series. The Trustee shall notify the Issuer of any such withdrawal; and

     (3) Upon receipt by the Trustee of an officers' certificate of the Issuer to the effect that the amount of the Buy-Down Fund for a Series required at such time, pursuant to Section 12.03(e), is less than the amount of such Buy-Down Fund then held by the Trustee, the Trustee shall on the next succeeding Payment Date pay to the Issuer or its designees or assigns an amount equal to the difference between the amount of such Buy-Down Fund then held by the Trustee and the amount set forth in such officers' certificate, which amount shall thereupon be deemed not to be part of the Trust Estate for such Series.

(e) The amount required to be maintained in the Buy-Down Fund for a Series as of any date shall be an amount which, when taken together with Reinvestment Income thereon at the applicable Assumed Reinvestment Rate (computed on a Due Period basis), will equal for each Buy-Down Pledged Loan securing such Series, an amount sufficient to pay fully the remaining Shortfall with respect to each such Buy-Down Pledged Loan.

Section 12.04. OVERCOLLATERALIZATION FUND.

(a) All monies received by the Trustee pursuant to Section 4.02(7) with respect to a Series, together with any Eligible Investments in which such monies are or will be invested or reinvested during the term of this Standard Provisions Indenture and any income or other gain realized from such investment, shall be held by the Trustee in the Overcollateralization Fund as part of the Trust Estate as security for such Series subject to disbursement or withdrawal as herein provided. Monies shall be subject to withdrawal pursuant to Section 12.04(d)(1), (2) or (3).

(b) All or a portion of the Overcollateralization Fund for a Series shall be invested or reinvested at the Issuer's direction in one or more Eligible Investments provided that such investment shall demonstrate compliance with
Section 12.04(e). If the Issuer shall not have given any direction pursuant to this Section 12.04(b), the Overcollateralization Fund for such Series shall be invested and reinvested, as fully as practicable, in such manner as the Trustee from time to time determines, but only in one or more Eligible Investments. All income or other gains from such investments shall be credited to such Overcollateralization Fund and any loss resulting from such investment shall be charged to such Overcollateralization Fund. To the extent specified in the Terms Indenture for a Series, all or a portion of the income or other gains from such Eligible Investments of such Overcollateralization Fund in excess of the applicable Assumed Reinvestment Rate for such Series shall be paid to the Issuer or its designees.

(c) If any amounts invested as provided in Section 12.04(b) shall be needed for disbursement from the Overcollateralization Fund for a Series as set forth in Section 12.04(d), the Trustee shall cause a sufficient amount of such investments of such Overcollateralization Fund to be sold or otherwise converted to cash to the credit of such Overcollateralization Fund. The Trustee shall not in any way be held liable for the inability of the Trustee to make any required payments from such Overcollateralization Fund because of any insufficiency of such Overcollateralization Fund either resulting from any loss of investment in any Eligible Investment or resulting from disbursements made pursuant to Section 12.04(d).

(d) Disbursements from the Overcollateralization Fund for a Series shall be made, to the extent funds are therefore available, only as follows:

     (1) On each Payment Date, Redemption Date or Special Redemption Date for a Series, as the case may be, the Trustee shall withdraw from the Overcollateralization Fund for such Series the amount, if any, to fund Loan Losses occurring during the Due Period and shall deposit such amount in the Collection Account for such Series;

     (2) If at the close of business on the last Business Day prior to a Payment Date, Redemption Date or Special Redemption Date for a Series, as the case may be, the Trustee shall not have available in the Collection Account for such Series an amount which, together with the amount to be transferred pursuant to Section 12.02(d)(1), Section 12.03(d)(1), Section 12.04(d)(1), Section 12.05(d)(1) and Section
     12.06(d)(1), shall be sufficient to make the payments due to Holders of Bonds of such Series on such Payment Date, Redemption Date or Special Redemption Date, the Trustee shall withdraw first from the Reserve Fund for such Series, second from the Overcollateralization Fund for such Series, third from the Other Funds for such Series, fourth from the Supplemental Debt Service Fund for such Series, and fifth from the Buy-Down Fund for such Series an amount equal to the insufficiency and shall deposit such amount in the Collection Account for such Series. The Trustee shall notify the Issuer of any such withdrawal from such Overcollateralization Fund; and

     (3) Upon receipt by the Trustee of an officer's certificate of the Issuer to the effect that the amount of the Overcollateralization Fund for a Series required at such time pursuant to Section 12.04(e) is less than the amount of such Overcollateralization Fund then held by the Trustee, the Trustee shall on the next succeeding Payment Date pay to the Issuer or its designees or assigns an amount equal to the difference between the amount of such Overcollateralization Fund then held by the Trustee and the amount set forth in such officer's certificate, which amount shall thereupon be deemed not to be part of the Trust Estate.

(e) The amount required to be maintained in the Overcollateralization Fund for a Series as of any Payment Date shall be an amount equal to the Aggregate Initial Overcollateralization Amount reduced by (i) the Aggregate Loan Losses, if any, and (ii) the difference between the Outstanding Collateral Value at the Payment Date and the principal amount of the Bonds Outstanding at the Payment Date.

Section 12.05. OTHER FUNDS.

(a) All monies received by the Trustee pursuant to Section 4.02(8) with respect to a Series, together with any Eligible Investments in which such monies are or will be invested or reinvested during the term of this Standard Provisions Indenture and any income or gain realized from such investment, shall be held by the Trustee in the Other Funds as part of the Trust Estate as security for such Series subject to disbursement and withdrawal as herein provided. Monies shall be subject to withdrawal pursuant to Section 12.05(d)(1), (2) or (3).

(b) All or a portion of the Other Funds for a Series shall be invested or reinvested at the Issuer's direction in one or more Eligible Investments provided that the investment shall demonstrate compliance with Section 12.05(e). If the Issuer shall not have given any direction pursuant to this
Section 12.05(b), the Other Funds for such Series shall be invested and reinvested, as fully as practicable, in such manner as the Trustee shall from time to time determine, but only in one or more Eligible Investments. All income or other gains from such investments shall be credited to such Other Funds and any loss resulting from such investments shall be charged to such Other Funds. To the extent specified in the Terms Indenture for a Series, all or a portion of the income or other gain from such Eligible Investments of such Other Funds in excess of the applicable Assumed Reinvestment Rate for such Series shall be paid to the Issuer or its designee.

(c) If any amounts invested as provided in Section 12.05(b) shall be needed for disbursement from the Other Funds for a Series as set forth in Section 12.05(d), the Trustee shall cause a sufficient amount of such investments of such Other Funds to be sold or otherwise converted to cash for the credit of such Other Funds. The Trustee shall not in any way be held liable for the inability of the Trustee to make any required payment from such Other Funds because of any insufficiency of such Other Funds either resulting from any loss of investment in any Eligible Investment or resulting from disbursements made pursuant to Section 12.05(d).

(d) Disbursements from the Other Funds for a Series shall be made, to the extent that the funds therefor are available, only as follows:

     (1) On each Payment Date, Redemption Date or Special Redemption Date for a Series, as the case may be, the Trustee shall withdraw from the Other Funds for such Series the amount, if any, required to satisfy the purposes for which such Other Funds were established as specified in the related Terms Indenture, and shall deposit such amount in the Collection Account for such Series;

     (2) If, at the close of business on the last Business Day prior to a Payment Date, Redemption Date or Special Redemption Date for a Series, as the case may be, the Trustee shall not have available in the Collection Account for such Series an amount which, together with the amount to be transferred pursuant to Section 12.02(d)(1), Section 12.03(d)(1), Section 12.04(d)(1), Section 12.05(d)(1) and Section
     12.06(d)(1) shall be sufficient to make the payment due to Holders of Bonds of such Series on such Payment Date, Redemption Date or Special Redemption Date, the Trustee shall withdraw first from the Reserve Fund for such Series, second from the Overcollateralization Fund for such Series, third from the Other Funds for such Series, forth from the Supplemental Debt Service Fund for such Series, and fifth from the Buy-Down Fund for such Series an amount equal to the insufficiency and shall deposit such amount in the Collection Account for such Series. The Trustee shall notify the Issuer of any such withdrawal from such Other Funds; and

     (3) Upon receipt by the Trustee of an officer's certificate of the Issuer to the effect that the amount of the Other Funds for a Series required at such time, pursuant to Section 12.05(e), is less than the amount of such Other Funds then held by the Trustee, the Trustee shall on the next succeeding Payment Date pay to the Issuer or its designees or assigns an amount equal to the difference between the amount of such Other Fund then held by the Trustee and the amounts set forth in such officer's certificate, which amount shall thereupon be deemed not to be part of the Trust Estate.

(e) The Other Funds for a Series shall be an amount set forth in the related Terms Indenture on the Issue Date of such Series reduced by any disbursements pursuant to Subsections (d)(1) or (2) of this Section 12.05 and less such additional amount as will not result in the lowering of the then rating of the Bonds of such Series by any rating agency rating the Bonds of such Series.

Section 12.06. RESERVE FUND.

(a) All moneys received by the Trustee pursuant to Section 4.02(6) with respect to a Series, together with any Eligible Investments in which such moneys are or will be invested or reinvested during the term of this Standard Provisions Indenture and any income or other gain realized from such investment, shall be held by the Trustee in a separate fund (the "Reserve Fund") as part of the Trust Estate as security for such Series subject to disbursement and withdrawal as herein provided. Moneys shall be subject to withdrawal pursuant to Section 12.06(d)(1), (2) or (3).

(b) All or a portion of the Reserve Fund for a Series shall be invested and reinvested at the Issuer's direction in one or more Eligible Investments provided that such investment shall demonstrate compliance with Section 12.06(e). If the Issuer shall not have given any directions pursuant to this
Section 12.06(b), the Reserve Fund for such Series shall be invested and reinvested, as fully as practicable, in such manner as the Trustee shall from time to time determine, but only in one or more Eligible Investments. All income or other gain from such investments shall be credited to such Reserve Fund and any loss resulting from such investments shall be charged to such Reserve Fund. To the extent specified in the Terms Indenture for a Series, all or a portion of the income or other gain from such Eligible Investments of such Reserve Fund in excess of the applicable Assumed Reinvestment Rate for such Series shall be paid to the Issuer or its designees.

(c) If any amounts invested as provided in Section 12.06(b) shall be needed for disbursement from the Reserve Fund for a Series as set forth in Section 12.06(d), the Trustee shall cause a sufficient amount of such investments of such Reserve Fund to be sold or otherwise converted to cash to the credit of such Reserve Fund. The Trustee shall not in any way be held liable for the inability of the Trustee to make any required payment from such Reserve Fund because of any insufficiency of such Reserve Fund either resulting from any loss of investment in any Eligible Investment or resulting from disbursements made pursuant to Section 12.06(d).

(d) Disbursements from the Reserve Fund for a Series shall be made, to the extent funds therefor are available, only as follows:

     (1) On each Payment Date, Redemption Date or Special Redemption Date for a Series, as the case may be, the Trustee shall withdraw from the Reserve Fund the amount, if any, required to satisfy the purposes for which such Reserve Fund was established as specified in the related Terms Indenture, and shall deposit such amount in the Collection Account for such Series;

     (2) If, at the close of business on the last Business Day prior to a Payment Date, Redemption Date or

     Special Redemption Date for a Series, as the case may be, the Trustee shall not have available in the Collection Account for such Series an amount which, together with the amount to be transferred pursuant to
     Section 12.02(d)(1), Section 12.03(d)(1), Section 12.04(d)(1), Section
     12.05(d)(1) and Section 12.06(d)(1) shall be sufficient to make the payments due to Holders of Bonds of such Series on such Payment Date, Redemption Date or Special Redemption Date, the Trustee shall withdraw from the Reserve Fund for such Series an amount equal to the insufficiency and shall deposit such amount in the Collection Account for such Series. The Trustee shall notify the Issuer of any such withdrawal from such Reserve Fund; and

     (3) upon receipt by the Trustee of an officers' certificate of the Issuer to the effect that the amount of the Reserve Fund for a Series required at such time, pursuant to Section 12.06(a) is less than the amount of such Reserve Fund then held by the Trustee, the Trustee shall on the next succeeding Payment Date pay to the Issuer or its designees or assigns an amount equal to the difference between the amount of such Reserve Fund then held by the Trustee and the amount set forth in such officers' certificate, which amount shall thereupon be deemed not to be part of the Trust Estate.

(e) The Reserve Funds for a Series shall be an amount set forth in the related Terms Indenture on the Issue Date of such Series reduced by any disbursements pursuant to Subsections (d)(1) or (2) of this Section 12.06 and less such additional amount as will not result in the lowering of the then rating of the Bonds of such Series by any Rating Agency rating the Bonds of such Series.

Section 12.07. COLLECTION ACCOUNT.

The Trustee shall, prior to the Delivery Date of the Series No. 1 Bonds, establish the Collection Account for such Series into which the Trustee shall from time to time deposit all Collateral Proceeds relating to such Series (including any proceeds from any deposits to be made by the Services or the Back-up Servicer pursuant to the Servicing Agreements and Back-up Servicing Agreement, respectively, with respect to such Series and including any proceeds from any Insurance Policies for such Series) and all proceeds transferred from the Debt Service Funds, the Reserve Fund, the Overcollateralization Fund and the Other Funds with respect to such Series; provided, however, that all amounts as provided by Section 4.02(17) shall be deposited in such Collection Account on the Delivery Date. All moneys deposited from time to time in the Collection Account for a Series pursuant to this Standard Provisions Indenture shall be held by the Trustee as part of the Trust Estate for such Series as herein provided:

(a) All payments to be made from time to time by the Trustee to the Holders of Bonds of a Series out of funds in the Collection Account for such Series pursuant to this Standard Provisions Indenture shall be made by the Trustee as the Paying Agent of the Issuer;

(b) Moneys in the Collection Account for a Series shall be invested and reinvested, but only in one or more Eligible Investments, by the Trustee in such manner as the Issuer shall from time to time determine, or, if the Issuer shall not have given any directions, as the Trustee shall direct.
All income or other gain from such investments shall be credited to such Collection Account and any loss resulting from such investments shall be charged to such Collection Account. If any amounts invested as aforesaid shall be needed for disbursement from the Collection Account for a Series to make the payments due to Holders of Bonds of such Series or to the Issuer as set forth in the Bond Valuation Report delivered pursuant to Section 12.11(c), the Trustee shall cause a sufficient amount of such investments of such Collection Account to be sold or otherwise converted to cash to the credit of such Collection Account. The Trustee shall not in any way be held liable for any insufficiency in any Collection Account resulting from any loss on any Eligible Investment; and

(c) Notwithstanding any other provision of this Section 12.07, the Trustee may accept principal and interest payments on any Mortgage Collateral prior to the Due Date thereof and distribute from any investment earnings thereof to such Due Date at the direction of the Issuer pursuant to Section 13.01(a).

Section 12.08. SUPPLEMENTAL CUSTODIAL RESERVE FUND.

The Trustee shall, prior to the Delivery Date of the Bonds of a Series, establish the Supplemental Custodial Reserve Fund for such Series into which the Trustee shall deposit monthly funds withdrawn from the Collection Account for such Series required to pay insurance premiums on Insurance Policies securing such Series, amounts required to be paid to the Back-up Servicer, if any, pursuant to the Back-up Servicing Agreement with respect to such Series and amounts, if any, due to each Servicer of a Pledged Loan securing such Series under its Servicing Agreement, all in such amounts set forth in the monthly Accounting Report referred to in Section 12.11.

(a) All or a portion of the Supplemental Custodial Reserve Fund for a Series shall be invested and reinvested at the Issuer's direction in one or more Eligible Investments. If the Issuer shall not have given any direction pursuant to this Section 12.08, such Supplemental Custodial Reserve Fund shall be invested and reinvested for the account of the Issuer as fully as practicable in such manner as the Trustee shall from time to time determine, but only in one or more Eligible Investments.

(b) Disbursements from the Supplemental Custodial Reserve Fund for a Series shall be made, to the extent funds therefor are available, and the Trustee shall withdraw from the Supplemental Custodial Reserve Fund the amount, if any, set forth in any monthly Accounting Report referred to in Section 12.11(b) as the amount, if any, required to be so withdrawn and at the times therein specified in order to make the payments due to pay the premiums on the Excess Coverage Mortgage Insurance Policies, the Pool Insurance Policy, the Special Hazard Insurance Policy, the Mortgagor Bankruptcy Bond, the Prepayment Interest Bond, the Repurchase Bond and any endorsements to Insurance Policies obtained by or on behalf of the Issuer with respect to such Series and amounts due under the Back-Up Servicing Agreement for such Series.

(c) On each anniversary date of the Issue Date of a Series and after the payment of all insurance premiums, the Trustee may release to the Issuer upon the Issuer's Request any amount remaining on deposit in the Supplemental Custodial Reserve Fund for such Series and such amount shall thereupon be deemed not to be a part of the Trust Estate for such Series.

Section 12.09. PREPAYMENT RESERVE ACCOUNT.

To the extent provided in the Terms Indenture for a Series, the Trustee shall, prior to the Delivery Date of the Bonds of such Series, establish a separate account (the "Prepayment Reserve Account") for such Series, into which the Trustee shall deposit on each Payment Date an amount specified in
Section 12.11(c)(13).

       (1) Upon the Issuer's Order all or a portion of the Prepayment Reserve Account for a Series shall be invested and reinvested at the Issuer's direction in one or more Eligible Investments. If the Issuer shall not have given any direction pursuant to this
       Section 12.09, such Prepayment Reserve Account shall be invested and reinvested for the account of the Issuer as fully as practicable in such manner as the Trustee shall from time to time determine, but only in one or more Eligible Investments.

       (2) On any Payment Date, the Trustee shall withdraw from the Prepayment Reserve Account an amount calculated in accordance with 12.11(c)(13), and shall deposit such amount in the Collection Account for such Series.

Section 12.10. REPORTS BY TRUSTEE.

The Trustee shall timely supply to the Issuer any information maintained by the Trustee pursuant to the Indenture as the Issuer may from time to time request for a Series on the Mortgage Collateral, the Debt Service Funds, the Reserve Fund, the Overcollateralization Fund, the Other Funds, the Collection Account and the Supplemental Custodial Reserve Fund reasonably needed to complete the Accounting Report or the Bond Valuation Report for such Series or to provide any other information available to the Trustee and required by
Section 12.11.

       Section 12.11. ACCOUNTING.

       (a) Mortgage Collateral Report: Not later than two Business Days after the Determination Date the Issuer shall compile and provide, or cause to be compiled and provided, to the Trustee and the Issuer a Mortgage Collateral Report which shall contain the following information and instructions:

              (1) the principal payments with respect to each item of Mortgage Collateral to be received by, or credited to the account of, the Trustee; and

              (2) the payments of interest (net of servicing, Primary Mortgage Insurance Policy premiums and agency guarantee fees withheld by the Services of each item of Mortgage Collateral) on each item of Mortgage Collateral to be received by, or credited to the account of, the Trustee.


       (b) Monthly: Not later than the last Business Day of each month, or such other date as may be provided in the Terms Indenture, the Issuer shall compile and provide or cause to be compiled and provided to the Trustee the monthly Accounting Report which shall contain the following information and instructions with respect to the Mortgage Collateral securing each Series of Bonds:

              (1) The Outstanding Mortgage Collateral Amount as of the Determination Date for the current month;

              (2) The insurance premiums, servicing and other fees to be deposited into the Supplemental Custodial Reserve Fund out of the payments of interest pursuant to Sections 4.02(21) and 12.08.

              (3) The amount of Shortfall, if any, with respect to the Buy-Down Pledged Loans;

              (4) The amount of Deficiency, if any, with respect to the GPM Collateral;

              (5) The amount of any Loan Losses, if any, with respect to Pledged Loans;

              (6) The amount, if any, advanced by Services or the Back-Up Servicer as advances pursuant to the Servicing Agreements or the Back-Up Servicing Agreement for nonpayment by the mortgagors;

              (7) Instructions to pay to the Back-Up Servicer or a Servicer for reimbursement the amount of any advances that are not recoverable from Insurance Proceeds or Liquidation Proceeds;

              (8) Instructions to deposit to and/or withdraw from the Supplemental Custodial Reserve Fund the amounts set forth pursuant to Section 12.08, the names of the payees thereof and the dates of the required payments;

              (9) Instructions to withdraw from the Overcollateralization Fund the amounts to be paid to the Back-Up Servicer or Servicers pursuant to Section 12.04;

              (10) Instructions to withdraw from the Buy-Down Fund the amount set forth pursuant to Section 12.03 (d)(2) and to deposit such amount in the Collection Account;

              (11) Instructions to withdraw from the Supplemental Debt Service Fund the amount set forth pursuant to Section 12.02(d)(2) and to deposit such amount in the Collection Account; and

              (12) If applicable, the Eligible Investments to be invested in and the amount of each such investment to be made from the deposits to the Collection Account during the current month.

       (c) Payment Date: Not later than the last Business Day of the month preceding a Payment Date, or such other date as may be provided in the Terms Indenture, the Issuer shall compile and provide or cause to be compiled and provided to the Trustee the Bond Valuation Report which shall contain the following information and instructions with respect to the Series:

              (1) The balance required in the Supplemental Debt Service Fund pursuant to Section 12.02(e) as of the most recent Determination Date and any excess or deficiency with respect to such fund;

              (2) The balance required in the Buy-Down Fund pursuant to Section 12.03(e) as of the most recent Determination Date and any excess or deficiency with respect to such fund;

              (3) The balance required in the Overcollateralization Fund pursuant to Section 12.04(e) as of the most recent Determination Date and any excess or deficiency with respect to such fund;

              (4) The balance required in the Reserve Fund pursuant to the Terms Indenture as of the most recent Determination Date and any excess or deficiency with respect to such fund;

              (5) The balance required in any of the Other Funds pursuant to the Terms Indenture as of the most recent Determination Date any excess or deficiency with respect to such funds;

              (6) The interest due and payable on the next Payment Date on each Class of Bonds of the Series;

              (7) The interest accrued for the current Due Period on each Class of Compound Interest Bonds of the Series that is to be added to the principal of such Bonds on the next Payment Date;

              (8) The principal amount of Bonds of each Class to remain outstanding after the next Payment Date;

              (9) The Required Principal Payment on the Bonds of each Class on the next Payment Date;

              (10) The portion, if any, of the Excess Cash that is to be applied pursuant to the provisions of the Terms Indenture to pay principal on the Bonds of the Series on the next Payment Date;

              (11) The aggregate principal amount to be paid on the Bonds of such Series on the next Payment Date;

              (12) The Aggregate Collateral Value and Aggregate Bond Value of the Mortgage Collateral securing the Series as of the most recent Determination Date;

              (13) The amount, if any, to be deposited to the Prepayment Reserve Account on the next Payment Date;

              (14) The amount of the administration fees as of the most recent Determination Date;

              (15) The amount, if any, in the Collection Account for the Series available for distribution to the Issuer.

              (16) The amount of Loan Losses, if any, occurring during the Due Period;

              (17) Instructions to deposit on the next Payment Date to the Collection Account (c) from the Supplemental Debt Service Fund the amount of the excess, if any, set forth pursuant to Section 12.11(c)(1); and (b) from the Buy-Down Fund the amount of the excess, if any, set forth pursuant to Section 12.11(c)(2);

              (18) Instructions to withdraw on the next Payment Date from the Collection Account (a) the amount of the deficiency, if any, set forth pursuant to Section 12.11(c)(1) and to deposit such amount to the Supplemental Debt Service Fund; and (b) the amount of the deficiency, if any, set forth pursuant to Section 12.11(c)(2) and to deposit such amount to the Buy-Down Fund;

              (19) Instructions to withdraw on the next Payment Date from the Collection Account and pay to the Bondholders as principal the amount set forth pursuant to Section 12.11(c)(11);

              (20) Instructions to withdraw on the next Payment Date from the Collection Account and pay to the Bondholders as interest the amount set forth pursuant to Section 12.11(c)(6);

              (21) Instructions to add to the principal of any Class of Compound Interest Bonds on the next Payment Date the amount set forth pursuant to Section 12.11(c)(7);

              (22) Instructions to withdraw from the Overcollateralization Fund, the Reserve Fund and the Other Funds, as the case may be, the amounts of the excess, if any, determined pursuant to Sections 12.11(c)(3), 12.11(c)(4) and 12.11(c)(5), respectively, and to deposit such amounts to the Collection Account;

              (23) Instructions to withdraw from the Collection Account the amounts of the deficiency, if any, determined pursuant to Sections 12.11(c)(3), 12.11(c)(4) and 12.11(c)(5) and to deposit such amounts to the Reserve Fund, the Overcollateralization Fund and the Other Funds, respectively;

              (24) Instructions to withdraw from the Overcollateral-ization Fund the amount set forth pursuant to Section 12.11(c)(16) and to deposit such amount to the Collection Account;

              (25) Instructions to deposit or withdraw, as the case may be, the amounts determined pursuant to Section 12.11(c)(13) and 12.09(2) with respect to the Prepayment Reserve Account;

              (26) Instructions to withdraw from the Collection Account the amounts set forth pursuant to Section 12.11(c)(14) and to pay such amounts to the payees listed in such instruction on the dates specified therein; and

              (27) Instructions as to the disposition of amounts determined pursuant to Section 12.11(c)(15) upon their certification required by Section 13.01(e).

       (d) Special Redemption: For each Series that does not provide for monthly payments of principal and interest, the Issuer shall render or cause to be rendered to the Trustee a Special Redemption Determination Report not later than the last Business Day of each month (or such other date as may be provided in the Terms Indenture) other than a month immediately preceding a Payment Date. The Special Redemption Determination Report shall contain the following information and instructions with respect to the Series:

              (1) Determine the Special Redemption Bond Value of the Mortgage Collateral securing the Series; and

              (2) If the principal amount of Bonds Outstanding on the previous Payment Date exceeds the Special Redemption Bond Value, a Special Redemption is required in an amount equal to the sum of (a) the difference between the principal amount of the Bonds Outstanding on the previous Payment Date and the Special Redemption Bond Value and (b) interest on the amount calculated pursuant to subsection
              (a) above at the applicable Bond Interest Rates, unless the Issuer deposits in the Collection Account cash or Eligible Investments in an amount equal to the sum of (a) and (b) above.

       The Issuer shall notify the Trustee of the need for a Special Redemption and the Special Redemption Date by not later than the last day of each month (or such other date specified in the Terms Indenture) other than a month preceding a Payment Date.

       Section 12.12. TRUST ESTATE.

       (a) The Trustee may, and when required by the provisions of this Standard Provisions Indenture shall, execute instruments to release property from the lien of this Standard Provisions Indenture, or convey the Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Standard Provisions Indenture. No party relying upon an instrument executed by the Trustee as provided in this Article Twelve shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

       (b) Upon the request of the Servicer accompanied by an officers' certificate and such other documents as required by the Servicing Agreement for a Series, to the effect that a Pledged Loan securing such Series has been the subject of a full prepayment so as to become a prepaid Pledged Loan and stating the fair value thereof, the Trustee shall release such Pledged Loan including the related Loan Documents to the Servicer or its designees or assigns in accordance with the recommendation of the Servicer. Subject to Section 13.05, upon the Issuer's Request accompanied by an officers' certificate of the Issuer pursuant to Section 12.02(d)(3), Section 12.03(d)(3), Section 12.04(d)(3), Section 12.05(d)(3) or Section 12.06(d)(3), or upon the
       Issuer's Request accompanied by an Officers' Certificate of the Issuer to the effect that a GNMA Certificate, a Freddie Mac PC, a FNMA MBS or an Other Mortgage Certificate has been the subject of a full prepayment so as to become a prepaid GNMA Certificate, a prepaid Freddie Mac PC, a prepaid FNMA MBS or a prepaid Other Mortgage Certificate and stating the fair value thereof, the Trustee shall promptly release such GNMA Certificate, Freddie Mac PC, FNMA MDS or other Mortgage Certificate or such excess funds in the Supplemental Debt Service Fund, the Buy-Down Fund, the Reserve Fund, the Overcollateralization Fund or the Other Funds to the Issuer or its designees or assigns. However, in the event the amount of the Mortgage Collateral released from the lien of the Standard Provisions Indenture for such Series for the then current calendar year equals or exceeds 10% of the aggregate principal amount of the Bonds of such Series then Outstanding, a certificate shall be provided by an Independent appraiser or other expert stating the fair value of such Mortgage Collateral.


       (c) In any case in which a Mortgaged Property is to be conveyed to a Person by a borrower, and the Person is to enter into an assumption agreement or other equivalent agreement or agreements as provided for in the Servicing Agreement for a Series which require the signature of the Trustee, the Servicer shall obtain from the Servicer such agreement or agreements and such other appropriate documents and deliver them to the Trustee for signature with a letter explaining the nature of such documents and the reason or reasons why the Trustee's signature is required. With such letter, the Servicer shall deliver an officers' certificate as required by such Servicing Agreement.

       (d) Upon compliance with the terms of Section 3.10 relating to the substitution of an item of Substitute Mortgage Collateral in exchange for an item of Original Mortgage Collateral or Substitute Mortgage Collateral, the Trustee shall release to the Issuer or its designees or assigns (1) the item of Original Mortgage Collateral or Substitute Mortgage Collateral, (2) all Collateral Proceeds received by the Trustee on such item of Original Mortgage Collateral or Substitute Mortgage Collateral on the Due Date prior to the Subsequent Delivery Date, (3) all amounts deposited in the Collection Account with the Trustee with respect to such item of Original Mortgage Collateral or Substitute Mortgage Collateral on the Delivery Date, (4) any investment earnings on such Collateral Proceeds and such amounts deposited in the Collection Account, and (5) amounts on deposit in any funds or accounts hereunder relating to such item of Original Mortgage Collateral or Substitute Mortgage Collateral.

       (e) The Trustee shall, at such time as there are no Bonds Outstanding for a Series, release the Trust Estate for such Series for the lien of this Standard Provisions Indenture in accordance with Article Five and deliver the Trust Estate to the Issuer.

       (f) Upon the Issuer's Request, accompanied by an Officers' Certificate of the Issuer (i) to the effect that, as of the Payment Date immediately preceding the date of such Officers' Certificate (or, if prior to the first Payment Date, as of the Issue Date), the Aggregate Outstanding Bond Value of the Mortgage Collateral securing the Series exceeds the unpaid principal amount of the Bonds of such Series, (ii) requesting a release of an amount of such Mortgage Collateral or cash not exceeding such excess, and representing that each Rating Agency rating the Bonds of such Series has confirmed that the release of such Mortgage Collateral or cash will not result in lowering of the then rating of such Bonds, (iii) and stating the fair value of such Mortgage Collateral, the Trustee shall on the next succeeding Payment Date release from the lien of this Standard Provisions Indenture such Mortgage Collateral or cash or portions thereof; provided, however, that in the event the amount of the Mortgage Collateral released from the lien of the Standard Provisions Indenture for the then current calendar year equals or exceeds 10% of the aggregate principal amount of the Bonds of such Series then Outstanding, a certificate shall be provided by an Independent appraiser or other expert stating the fair value of such Mortgage Collateral. The Officers' Certificate provided by the Issuer in this Section 12.12(f) shall be accompanied by a certificate of the firm of Independent certified public accountants reporting on the financial statements of the Issuer for its immediately preceding fiscal year certifying as to the amount of the excess.

       Section 12.13. RELEASES OF PLEDGED LOANS WITHDRAWN BY SERVICER.

       If any of the representations or warranties of any Servicer set forth in its Servicing Agreement with respect to any Pledged Loan securing a Series was materially incorrect or otherwise misleading as of the time made, the Back-up Servicer for such Series or such Servicer shall either
       (i) within 90 days after the Issuer discovers such incorrectness, eliminate or otherwise cure the circumstance or condition in respect of which such representation or warranty was incorrect as of the time made, or (ii) withdraw such Pledged Loan from the lien of this Standard Provisions Indenture immediately following the expiration of such 90-day period by depositing in the Collection Account for such Series an amount equal to the Outstanding Pledged Loan Amount plus interest thereon at the Mortgage Rate to the end of the month of withdrawal. It is understood that, without limiting the meaning of the term "materially incorrect or otherwise misleading," the representations and warranties shall be materially incorrect or otherwise misleading if (a) the Initial Bond Value of any Pledged Loan set forth in the applicable Schedule to the related Terms Indenture would have been smaller had the representations or warranties with respect to such Pledged Loan been correct as of the time made or (b) the Trustee or any Holders of Bonds of such Series are put under any obligation to pay any other Person any sum of money as a result of any such representation or warranty not being correct as of the time made.

       Section 12.14. DELIVERY OF THE LOAN DOCUMENTS PURSUANT TO BACK-UP SERVICING AGREEMENT.

       As is appropriate for the servicing or foreclosure of any Pledged Loan securing a Series, the Trustee shall deliver to the Back-Up Servicer for such Series, or to the Servicer of such Pledged Loan if designated by such Back-Up Servicer, the Loan Documents for such Pledged Loan upon receipt by the Trustee on or prior to the Date such release is to be made of:

       (a) Such Officers' Certificate as is required by the Back-Up Servicing Agreement for such Series; and

       (b) A trust receipt in the form prescribed by the Back-Up Servicing Agreement for such Series, executed by the Back-Up Servicer, providing that the Back-Up Servicer will hold or retain the Loan Documents in trust for the benefit of the Trustee and the Holders of Bonds of such Series.

       Section 12.15. RECORDS.

       In order to facilitate the servicing of the Pledged Loans securing a Series by the Servicer and the Back-up Servicer for such Series, the Servicer and the Back-up Servicer shall retain, in accordance with the provision of the Servicing Agreement or the Back-Up Servicing Agreement for such Series and this Standard Provisions Indenture, the Records. The Trustee hereby designates the Servicer or the Back-up Servicer its agent and bailee to hold the Records pursuant to the Servicing Agreement. By the designation pursuant to this Section 12.15 and the acceptance of such designation by the Servicer or the Back-up Servicer pursuant to the Servicing Agreement, the Trustee, as a secured party, has possession of the Records for purposes of the California Uniform Commercial Code.

       Section 12.16. COLLECTIONS ON THE PLEDGED LOANS.

       In order to facilitate the servicing of the Pledged Loans securing a Series by the Services of such Pledged Loans, each Servicer of a Pledged Loan securing such Series shall retain, in accordance with the provisions of the applicable Servicing Agreement, the Back-Up Servicing Agreement for such Series and this Standard Provisions Indenture, all collections on such Pledged Loans prior to the time they are deposited into the Collection Account for such Series. The Trustee hereby designates each Servicer of a Pledged Loan securing a Series as its agent and bailee to hold such collections on such Pledged Loans until they are deposited into the Collection Account for such Series. By the designation pursuant to this Section 12.16 and the acceptance of such designation by each Servicer of a Pledged Loan pursuant to its Servicing Agreement, the Trustee, as secured party, has possession of all collections on the Pledged Loans for purposes of the California Uniform Commercial Code.

       Section 12.17. AMENDMENTS TO BACK-UP SERVICING AGREEMENT.

       The Trustee may, without the consent of any Holder of a Bond of a Series, enter into or consent to any amendment or supplement to the Back-Up Servicing Agreement with respect to such Series for the purpose of increasing the obligations or duties of any party other than the Trustee or the Holders of Bonds of such Series. The Trustee may, in its discretion, decline to enter into or consent to any such supplement or amendment if its own rights, duties or immunities shall be adversely affected.

       Section. 12.18. TERMINATION OF SERVICING AGREEMENTS.

       If any Servicer of a Pledged Loan securing a Series materially breaches or fails to perform or observe any obligations or conditions in its Servicing Agreement, the Back-Up Servicing Agreement for such Series requires the Back-Up Servicer for such Series to promptly deliver to the Trustee and to the Issuer an Officers' Certificate setting forth the recommendations of the Back-Up Servicer as to what action, if any, should be taken by the Trustee. In accordance with this recommendation, the Trustee may terminate any such Servicing Agreement. The Trustee shall not terminate a Servicing Agreement without cause or incur any termination fee unless such action can reasonably be expected to benefit the Holders of Bonds of such Series by increasing ultimate cash proceeds available to discharge the Bonds of such Series. If the Trustee terminates any such Servicing Agreement or the Back-Up Servicing Agreement, the Trustee shall enter into a substitute servicing agreement for such series or, at the Back-Up Servicer's election, with another mortgage loan service company acceptable to the Trustee in accordance with the Back-Up Servicing Agreement for such Series.

       Section 12.19. OPINION OF COUNSEL.

       The Trustee shall be entitled to receive at least 10 days' notice of any action to be taken pursuant to Section 12.12 with respect to a Series, accompanied by copies of any instruments involved, and the Trustee shall also be entitled to receive an Opinion of Counsel, in form and substance satisfactory to the Trustee, stating the legal affect of any such action, outlining the steps required to complete the same, and concluding that such action will not materially and adversely impair the security for the Bonds of such Series or the rights of the Holders of Bonds of such Series in contravention of the provisions of this Standard Provisions Indenture.

       Section 12.20. INVESTMENTS.

       Notwithstanding anything to the contrary in this Standard Provisions Indenture, investments of funds held by the Trustee for a Series under this Standard Provisions Indenture shall be made pursuant to any Reinvestment Agreements applicable to such Series to the extent provided in such agreements, and the Trustee shall deposit funds as required by any such Reinvestment Agreements. No change shall be made in the terms and conditions of any such Reinvestment Agreements if such change would result in the lowering of the then rating of the Bonds of such Series by any Rating Agency rating the Bonds of such Series; however, at all times the Trustee must invest and hold at least 55% of the initial value of the Trust Estate in the form of assets secured exclusively by real property; and at no time shall more than 20% of the total initial value of Trust Estate consist of assets not secured either exclusively or substantially by real estate.

                       ARTICLE THIRTEEN: APPLICATION OF MONEYS

       Section 13.01. DISBURSEMENTS OF MONEYS FROM COLLECTION ACCOUNT.

       (a) On each Payment Date for a Series, if either no Default or Event of Default shall have occurred and be continuing or a Default or Event of Default shall have occurred and be continuing but the entire unpaid principal amount of the Bonds of such Series shall not have been declared due and payable pursuant to Section 6.02, then on such Payment Date, the Trustee shall withdraw from the Collection Account for such Series and shall make the following disbursements according to the provisions of the Terms Indenture.

       (b) Promptly following (1) the first Payment Date for a Series and (2) each Payment Date immediately following any anniversary of the Issue Date for such Series, the Issuer shall cause to be delivered to the Trustee a statement from a firm of Independent certified public accountants indicating (i) that such firm has reviewed the Bond Valuation Report and applicable information from the Issuer and the Trustee, (ii) that the firm has traced the Outstanding Mortgage Collateral Amount of the Mortgage Collateral used in the Bond Valuation Report to the principal balances supplied to the Trustee by the Issuer, (iii) that the firm has tested the clerical accuracy and methodology of the calculation of the Aggregate Outstanding Bond Value of the Mortgage Collateral securing the Bonds of such Series as of such Payment Date, (iv) that the firm has tested the clerical accuracy and methodology of the Issuer in calculating the required balances, if any, in the Debt Service Funds, the Reserve Fund, the Overcollateralization Fund, the Other Funds and the Prepayment Reserve Account as of such Payment Date, (v) whether the remaining scheduled cash flow (net of applicable servicing fees, insurance premiums and other fees) on the Mortgage Collateral and any necessary withdrawals from the Debt Service Funds, the Reserve Fund, the Overcollateralization Fund, the Other Funds and the Prepayment Reserve Account, together with the Reinvestment Income thereon at the applicable Assumed Reinvestment Rates, will be sufficient to pay each Class of Bonds of such Series by its Stated Maturity together with interest due thereon, and (vi) whether the accounting for the Special Redemption Determination Report is in accordance with Section 12.11(c).

       Section 13.02. DISBURSEMENT OF MONEYS FROM PREPAYMENT ACCOUNT.

       Notwithstanding any other provision of this Standard Provisions Indenture, the Trustee shall not disburse to, or to the order of, the Issuer any excess funds held by it in the Collection Account, the Debt Service Funds, the Reserve Fund, the Overcollateralization Fund, the Prepayment Account, the Prepayment Reserve Account, the Supplemental Custodial Reserve Fund or the Other Funds for a Series, or release any Mortgage Collateral for a Series or portions thereof pursuant to Section 12.12, or release or reduce the amount of a Mortgage Bankruptcy Bond or a Mortgage Repurchase Bond, if purchased, unless it shall have received a certificate of a firm of independent certified public accountants acceptable to the Trustee to the effect that the disbursement of such funds or the release or reduction of a Mortgage Bankruptcy Bond or a Mortgage Repurchase Bond will not impair the security for the Bonds in contravention of the provisions of this Standard Provisions Indenture.

       Section 13.03. DISBURSEMENT OF MONEYS FROM SUPPLEMENTAL CUSTODIAL RESERVE FUND.

       If any monthly Accounting Report for a Series received by the Trustee sets forth an amount to be withdrawn from the Supplemental Custodial Reserve Fund for such Series, the Trustee shall withdraw such funds from such Supplemental Custodial Reserve Fund and timely pay the premiums due on the applicable Insurance Policy or the amounts due to the Back-up Servicer or any Servicer of a Pledged Loan securing such Series.

       Section 13.04. TRUST ACCOUNT.

       With respect to each Series of Bonds, all moneys for a Series held by, or deposited with the Trustee in any fund or account pursuant to the provisions of this Standard Provisions Indenture, including the Collection Account, the Debt Service Funds, the Reserve Fund, the Overcollateralization Fund, the Supplemental Custodial Reserve Fund, the Prepayment Reserve Account, the Prepayment Account and the Other Funds for such Series, and not invested in Eligible Investments as herein provided, shall be deposited in one or more trust accounts for the benefit of the Holders of Bonds of such Series. To the extent moneys deposited in a trust account exceed the Federal Deposit Insurance insured amounts, such account shall be invested in Eligible Investments in an amount equal to such excess.

       Section 13.05. DISBURSEMENTS OF EXCESS FUNDS; RELEASE OF COLLATERAL.

       Notwithstanding any other provision of this Standard Provisions Indenture, the Trustee shall not disburse to, or to the order of, the Issuer any excess funds held by it in the Collection Account, the Debt Service Funds, the Reserve Fund, the Overcollateralization Fund, the Prepayment Account, the Prepayment Reserve Account, the Supplemental Custodial Reserve Fund or the Other Funds for a Series, or release any Mortgage Collateral for a Series or portions thereof pursuant to Section
       12.12 unless it shall have received a certificate of a firm of Independent certified public accountants acceptable to the Trustee to the effect that the disbursement of such funds will not impair the security for the Bonds in contravention of the provisions of this Standard Provisions Indenture.


                       ARTICLE FOURTEEN: BONDHOLDER'S MEETINGS

       Section 14.01. PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

       A meeting of Holders of Bonds of any or all Series may be called at any time and from time to time pursuant to the provisions of this Article Fourteen for any of the following purposes:

              (1) to give any notice to the Issuer or to the Trustee, or to give any directions to the Trustee, or to consent to the waiver of any Default hereunder and its consequences, or to take any other action authorized to be taken by Bondholders pursuant to any of the provisions of Article Six;

              (2) to remove the Trustee and appoint a successor trustee pursuant to the provisions of Article Seven;

              (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Article Ten; or

              (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Bonds of any or all Series under other provision of this Standard Provisions Indenture or under applicable law.

       Section 14.02 MANNER OF CALLING MEETINGS.

       the Trustee may at any time call a meeting of Bondholders to take any action specified in Section 14.01, to be held at such time and at such place in the United States of America as the Trustee shall determine. Notice of every meeting of the Bondholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed not less than 20 nor more than 60 days prior to the date fixed for the meeting to such Bondholders as provided in Section 15.05. The Trustee may fix in advance, a date as the record date for determining the Bondholders entitled to notice of or to vote at any such meeting not less than 35 nor more that 75 days prior to the date fixed for such meeting.

       Section 14.03. CALL OF MEETING BY ISSUER OR BONDHOLDERS.

       In case at any time the Issuer or the Holders of at least 10% in aggregate principal amount of the Bonds of any Series then Outstanding shall have requested the Trustee to call a meeting of Bondholders of such Series to take any action authorized in Section 14.01 by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed notice of such meeting within 20 days after receipt of such request, then the Issuer of the Holders of Bonds in the amount above specified may determine the time and place for such meeting, the record date for determining the Bondholders entitled to notice of or to vote at such meeting, and may call such meeting to take any action authorized in Section 14.01, by mailing notice thereof as provided in Section 14.02.

       Section 14.04. WHO MAY ATTEND AND VOTE AT MEETINGS.

       To be entitled to vote at any meeting of Bondholders of any or all Series a Person shall (a) be a Holder of one or more Bonds of the Series with respect to which such meeting was called or (b) be a Person appointed by an instrument in writing as proxy by a Holder of one or more such Bonds of the applicable Series. The only Persons who shall be entitled to be present or to speak at any meeting of Bondholders of any or all Series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Issuer and its counsel.

       Section 14.05. REGULATIONS MAY BE MADE BY TRUSTEE.

       Notwithstanding any other provisions of this Standard Provisions Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Bondholders, in regard to proof of the holding of Bonds and of appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting. Except as otherwise permitted or required by any such regulations, the holding of Bonds shall be proved in the manner specified in Section 15.03 and the appointment of any proxy shall be proved in the manner specified in said Section 15.03; provided, however, that such regulations may provide that written instruments appointing proxies regular on their face may be presumed valid and genuine without the proof hereinabove or in said Section 15.03 specified.

       The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Issuer or by Bondholders as provided in Section 14.03, in which case the Issuer or the Bondholders calling the meeting as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Bonds represented at the meeting.

       At any meeting each Holder of Bonds of any or all Series or proxy shall be entitled to one vote for each $1,000 of principal amount of Outstanding Bonds held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Bond challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Bonds held by him or instruments in writing as aforesaid duly designating him as the Person to vote on behalf of other Bondholders. Any meeting of Bondholders duly called pursuant to the provisions of Section 14.02 or Section 14.03 may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

       At any meeting of Bondholders of any or all Series, the presence of Persons holding or representing Bonds of the applicable Series in an aggregate principal amount sufficient to take action on the business for the transaction of which such meeting was called shall constitute a quorum, but, if less than a quorum is present, the Persons holding or representing a majority in aggregate principal amount of the Bonds of the applicable Series represented at the meeting may adjourn such meeting with the same effect, for all intents and purposes, as though a quorum had been present, and the meeting may be held as so adjourned without further notice.

       Section 14.06. MANNER OF VOTING AT MEETINGS AND RECORD TO BE KEPT.

       The vote upon any matter submitted to any meeting of Bondholders shall be by written ballots on which shall be subscribed the signatures of the Holders of Bonds or of their representatives by proxy and the serial number of numbers of the Bonds held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record duplicate of the proceedings of each meeting of Bondholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 14.02.
       The record shall show the serial numbers of the Bonds voting in favor of and against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Issuer and the other to the Trustee to be preserved by the Trustee.

       Any record so signed and verified shall be conclusive evidence of the matter therein stated.

       Section 14.07. EXERCISE OF RIGHTS OF TRUSTEE AND BONDHOLDERS NOT TO BE HINDERED OR DELAYED.

       Nothing in this Article Fourteen contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Bondholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or of the Bondholder under any of the provisions of this Standard Provisions Indenture or of the Bonds.


                            ARTICLE FIFTEEN: MISCELLANEOUS

       Section 15.01. COMPLIANCE CERTIFICATES AND OPINIONS.

       Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Standard Provisions Indenture, the Issuer shall furnish to the Trustee an Authorized Officer's Certificate or an Officer's Certificate stating that all conditions precedent, if any, provided for in the Standard Provisions Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Standard Provisions Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

       Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Standard Provisions Indenture shall include:

              (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

              (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

              (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

              (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

       Section 15.02. FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

       In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more such Persons as to other matters, and any such Person may

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       certify or give an opinion as to such matters in one or several documents.

       Any certificate or opinion of an Authorized Officer or an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion or, or representations by, an Authorized Officer or an officer of the Issuer stating that the information with respect to such factual matters is in the possession of the Issuer, as the case may be, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representation with respect to such matters are erroneous.

       Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under the Standard Provisions Indenture, they may, but need not, be consolidated and form one instrument.

       Section 15.03. ACTS OF BONDHOLDERS.

       (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Standard Provisions Indenture to be given or taken by Bondholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Bondholders in person or by an agent duly appointed in writing, and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Bondholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Standard Provisions Indenture and conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

        (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner which the Trustee deems sufficient.

       (c) The ownership of Bonds shall be proved by the Bond Register.

       (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Bonds shall bind the Holder of every Bond issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Bond.

       Section 15.04. NOTICES,ETC., TO TRUSTEE AND ISSUER.

       Any request, demand, authorization, direction, notice, consent, waiver or Act of Bondholders or other documents provided or permitted by this Standard Provisions Indenture to be made upon, given or furnished to, or filed with:

              (1) the Trustee by any Bondholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office; or

              (2) the Issuer by the Trustee or by any Bondholder shall be sufficient for every purpose hereunder (except as provided in Section 6.01(2) if in writing and mailed, first-class postage prepaid, to the Issuer.

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       Section 15.05. NOTICE TO BONDHOLDERS; WAIVER.

       Where this Standard Provisions Indenture provides for notice to Bondholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Bondholder affected by such event, at his address as it appears on the Bond Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Bondholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Bondholder shall affect the sufficiency of such notice with respect to other Bondholders, and any notice which is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

       Where this Standard Provisions Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Bondholders shall be filed with the Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

       In case, by reason of the suspension of regular mail service as a result of a strike, work stoppages or similar activity, it shall be impractical to mail notice of any event to Bondholders when such notice is required to be given pursuant to any provision of this Standard Provisions Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

       Section 15.06. CONFLICT WITH TRUST INDENTURE ACT.

       If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Standard Provisions Indenture by any of the provisions of the TIA, such Provision shall control.

       Section 15.07. EFFECT OF HEADINGS AND TABLE OF CONTENTS.

       The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

       Section 15.08. SUCCESSORS AND ASSIGNS.

       All covenants and agreements in this Standard Provisions Indenture by the Issuer shall bind its successor and assigns, whether so expressed or not.

       Section 15.09. SEPARABILITY.

       In case any provision in the Standard Provisions Indenture or in the Bonds shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

       Section 15.10. BENEFITS OF STANDARD PROVISIONS INDENTURE.

       Nothing in this Standard Provisions Indenture or in the Bonds, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Bondholders, any benefit or any legal or equitable right, remedy or claim under this Standard Provisions Indenture.

       Section 15.11. LEGAL HOLIDAYS.

       In any case where the date of any Payment Date shall not be a Business Day, then (notwithstanding any other provisions of the Bonds or this Standard Provisions Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Payment Date and no interest shall accrue for the period from and after any such nominal date.

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       Section 15.12. GOVERNING LAW.

       This Standard Provisions Indenture and each Bond shall be construed in accordance with and governed by the laws of the State of California applicable to agreements made and to be performed therein.

       Section 15.13. COUNTERPARTS.

       This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

       Section 15.14.  TRUST OBLIGATION.

       No recourse may be taken, directly or indirectly, against (i) the Owner-Trustee in its individual capacity, (ii) any incorporator, subscriber to the capital stock, stockholder, officer or director of the Owner-Trustee or of any predecessor or successor of the Owner-Trustee in its individual capacity, (iii) any holder of a beneficial interest in the Trust, (iv) any partner, beneficiary, agent, officer, director, employee or successor or assign of the holder of a beneficial interest in the Trust, (v) any incorporator, subscriber to the capital stock, stockholder, officer, director or employee of the Trustee or any predecessor or successor of the Trust with respect to the Issuer or the Trustee under this Indenture or any certificate or other writing delivered in connection herewith or therewith.

       No recourse may be taken, directly or indirectly, against any incorporator, subscriber to the capital stock, stockholder, officer, director or employee of the Issuer or of any predecessor or successor of the Issuer with respect to the Issuer's obligations on the Bonds or under this Standard Provisions Indenture or any certificate or other writing delivered in connection herewith or therewith except as otherwise expressly provided in any such certificate or other writing.

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       IN WITNESS WHEREOF, the parties hereto have caused this Standard
       Provision Indenture to be duly executed by their respective Authorized Officers or officers hereunto duly authorized, as of the date of this Agreement.




                                          CRSM Mortgage Securities Trust No.
                                          ___, a Delaware business trust


                                          By: Wilmington Trust Company, not in
                                          its individual capacity but solely as
                                          Owner-Trustee under the Deposit Trust
                                          Agreement.

                                          By: _____________________________







                                                        ___________

                                          as Trustee for Series No. 1 Bonds





                                          By_____________________________